1933 Act File No.	2-91090
1940 Act File No.	811-4017

Form N-1A

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No.	179

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No.	173

FEDERATED EQUITY FUNDS

(Exact Name of Registrant as Specified in Charter)

Federated Investors Funds

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

(412) 288-1900

(Registrant’s Telephone Number, including Area Code)

John W. McGonigle, Esquire

Federated Investors Tower

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b)
	on _______________	pursuant to paragraph (b)
60 days after filing pursuant to paragraph (a)(1)
X	on December 29, 2016	pursuant to paragraph (a)(1)
75 days after filing pursuant to paragraph (a)(2)
	on ________________	pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

__	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
December 31, 2016
Share Class	Ticker
A	KAUAX
B	KAUBX
C	KAUCX
R	KAUFX
Institutional	TBD
The information contained herein relates to all classes of the Fund's Shares, as listed above, unless otherwise noted.
Federated Kaufmann Fund

A Portfolio of Federated Equity Funds

A mutual fund seeking to provide capital appreciation by investing principally in common stocks of small and medium-sized companies that are traded on national securities exchanges, the NASDAQ stock market and on the over-the-counter market.
As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Not FDIC Insured • May Lose Value • No Bank Guarantee

Fund Summary Information
Federated Kaufmann Fund (the “Fund”)
RISK/RETURN SUMMARY: INVESTMENT OBJECTIVE
The Fund's investment objective is to provide capital appreciation.
RISK/RETURN SUMMARY: FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold the Fund's Class A Shares (A), Class B Shares (B), Class C Shares (C), Class R Shares (R) and Institutional Shares (IS). You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain classes (e.g., A Class) of Federated Funds. More information about these and other discounts is available from your financial professional and in the “What Do Shares Cost?” section of the Prospectus on page 14.
Shareholder Fees (fees paid directly from your investment)	A	B	C	R	IS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	0.00%	5.50%	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None	None	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None	None	0.20%	None
Exchange Fee	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.30%	1.30%	1.30%	1.30%	1.30%
Distribution (12b-1) Fee	0.25%	0.75%	0.75%	0.50%	None
Other Expenses	0.45%	0.46%	0.46%	0.44%	0.23%[1]
Acquired Fund Fees and Expenses	0.04%	0.04%	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses	2.04%	2.55%	2.55%	2.28%	1.57%
Fee Waivers and/or Expense Reimbursements[2]	(0.05)%	(0.01)%	(0.01)%	(0.29)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.99%	2.54%	2.54%	1.99%	1.54%
1	Because the Fund's IS class is new, “Other Expenses” are based on estimated amounts for the current fiscal year.
2	Pursuant to the settlement of certain litigation, the Adviser has agreed for a period continuing until June 30, 2022, to waive its investment advisory fee so that such fee will not exceed 1.275%. Also, pursuant to the settlement agreement, effective July 1, 2012 and continuing until June 30, 2022, the Adviser has agreed to further waive the advisory fee by an additional 0.02%, 0.04%, 0.06% or 0.07% if the Fund's net assets exceed eight, nine, ten or twelve billion dollars, respectively. In addition, as a separate matter, the Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, line of credit expenses, dividends and other expenses related to short sales, extraordinary expenses, tax reclaim recovery expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund's A, B, C, R and IS classes (after the voluntary waivers and/or reimbursements) will not exceed 1.95%, 2.50%, 2.50%, 1.95% and 1.50% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) January 1, 2018; or (b) the date of the Fund's next effective Prospectus (the “Additional Arrangements”). While the Adviser and its affiliates currently do not anticipate terminating or increasing these Additional Arrangements prior to the Termination Date, these Additional Arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Fund's Board of Trustees.
1

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. Expenses assuming no redemption are also shown. The Example also assumes that your investment has a 5% return each year and that operating expenses are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
A:
Expenses assuming redemption	$746	$1,154	$1,588	$2,789
Expenses assuming no redemption	$746	$1,154	$1,588	$2,789
B:
Expenses assuming redemption	$808	$1,194	$1,555	$2,761
Expenses assuming no redemption	$258	$794	$1,355	$2,761
C:
Expenses assuming redemption	$358	$794	$1,355	$2,885
Expenses assuming no redemption	$258	$794	$1,355	$2,885
R:
Expenses assuming redemption	$231	$712	$1,220	$2,615
Expenses assuming no redemption	$231	$712	$1,220	$2,615
IS:
Expenses assuming redemption	$160	$496	$855	$1,867
Expenses assuming no redemption	$160	$496	$855	$1,867
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 51% of the average value of its portfolio.
RISK/RETURN SUMMARY: INVESTMENTS, RISKS and PERFORMANCE
What are the Fund's Main Investment Strategies?
In seeking to achieve its objective, the Fund invests a majority of its assets in the common stocks of small- and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market. Up to 30% of the Fund's net assets may be invested in foreign securities, including emerging market securities. When investing in foreign securities, the Fund's Adviser and Sub-Adviser (collectively, “Adviser”) may emphasize investment in a particular country or group of countries which may subject the Fund to the risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Fund's foreign security exposure was diversified over a greater number of countries. The Adviser's process for selecting investments is bottom-up and growth-oriented.
The Fund may invest in fixed-income securities, exchange-traded funds, American Depositary Receipts (ADRs) and use derivative contracts (such as, for example, options, swaps and futures contracts) and/or hybrid instruments to implement elements of its investment strategy. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instruments in an attempt to benefit from changes in the value of the underlying investment(s), to realize gains from trading a derivative contract or to hedge against potential losses. There can be no assurances the Fund's use of derivative contracts and/or hybrid instruments will work as intended.
2

What are the Main Risks of Investing in the Fund?
All mutual funds take investment risks. Therefore, it is possible to lose money by investing in the Fund. The primary factors that may reduce the Fund's returns include:
■	Stock Market Risk. The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market.
■	Risk Related to Investing for Growth. Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
■	Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.
■	Small-Cap Company Risk. The Fund may invest in small-capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund's portfolio, performance and Share price.
■	Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments, which affect those sectors emphasized by the Fund.
■	Liquidity Risk. Liquidity risk refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses. OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts.
■	Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than could otherwise be the case.
■	Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
■	Risk of Investing in Emerging Market Countries. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
■	Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive due to differing settlement and clearance procedures than those of the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
■	Currency Risk. Exchange rates for currencies fluctuate daily. Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the Fund's foreign investments and the value of the Shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar.
■	Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.
3

■	Risk of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation and tax issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, credit, currency, liquidity and leverage risks.
■	Credit Risk. Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
■	Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
■	Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk. Recent and potential future changes in government monetary policy are likely to affect the level of interest rates.
■	Exchange-Traded Funds Risk. An investment in an exchange-traded fund (ETF) generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down.
■	Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
The Shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.
Performance: Bar Chart and Table
Risk/Return Bar Chart
The bar chart and performance table below reflect historical performance data for the Fund. The Fund's Institutional Shares (IS) will commence operations on or about December 29, 2016. The Fund currently offers four other class of shares: Class A Shares, Class B Shares, Class C Shares and Class R Shares (“R class”).
For the periods prior to commencement of operations of the Fund's IS class, the performance information shown below is for the Fund's R class. The performance of the R class has not been adjusted to reflect the expenses applicable to the IS class since the IS class has a lower expense ratio than the expense ratio of the R class. The performance of the R class has been adjusted to reflect the absence of sales charges and to remove any voluntary waiver of Fund's expenses related to the R class that may have occurred during the period prior to the commencement of operations of the IS class. The Fund's IS class would have annual returns substantially similar to those of the R class because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.
The bar chart and performance table below are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's R class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns for the Fund's R class averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance (before and after taxes) is not
4

necessarily an indication of future results. Updated performance information for the Fund is available under the “Products” section at FederatedInvestors.com or by calling 1-800-341-7400.

The total returns shown in the bar chart do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower.
The Fund's R class total return for the nine-month period from January 1, 2016 to September 30, 2016, was 5.31%.
Within the periods shown in the bar chart, the Fund's R class highest quarterly return was 18.91% (quarter ended March 31, 2012). Its lowest quarterly return was (22.77)% (quarter ended September 30, 2011).
Average Annual Total Return Table
The Fund's IS class will commence operations on or about December 29, 2016. For the periods prior to the commencement of operations of the Fund's IS class, the performance information shown below is for the Fund's R class, adjusted as described above. In addition to Return Before Taxes, Return After Taxes is shown for the Fund's R class to illustrate the effect of federal taxes on Fund returns. Actual after-tax returns depend on each investor's personal tax situation, and are likely to differ from those shown. After-tax returns are calculated using a standard set of assumptions. The stated returns assume the highest historical federal income and capital gains tax rates. These after-tax returns do not reflect the effect of any applicable state and local taxes. After-tax returns are not relevant to investors holding Shares through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan. The Average Annual Total Return Table also shows the performance of the Fund compared to a broad-based securities market index as well as a comparison to the Morningstar Mid-Cap Growth Funds Average which is an additional performance benchmark for the Fund.
(For the Period Ended December 31, 2015)
	1 Year	5 Years	10 Years
A:
Return Before Taxes	0.14%	9.23%	6.74%
B:
Return Before Taxes	0.41%	9.64%	6.91%
C:
Return Before Taxes	4.64%	9.90%	6.80%
R:
Return Before Taxes	5.75%	10.41%	7.34%
Return After Taxes on Distributions	2.24%	7.93%	5.73%
Return After Taxes on Distributions and Sale of Fund Shares	6.19%	8.19%	5.89%
IS:
Return Before Taxes	5.96%	10.41%	7.31%
Russell Midcap® Growth Index[1] (reflects no deduction for fees, expenses or taxes)	(0.20)%	11.54%	8.16%
Morningstar Mid-Cap Growth Funds Average[2]	(0.95)%	9.59%	7.16%
1	The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. The Russell Midcap® Growth Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap growth market. The Russell Midcap® Growth Index is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission requires to be reflected in the Fund's performance. The index is unmanaged and unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.
2	Morningstar figures represent the average of the total returns reported by all the mutual funds designated by Morningstar as falling into the respective category indicated. They do not reflect sales charges.
5

Fund Management
The Fund's Investment Adviser (“Adviser”) is Federated Equity Management Company of Pennsylvania. The Fund's Sub-Adviser is Federated Global Investment Management Corp. The Fund is managed by an investment team under the leadership of Hans P. Utsch, Head of the Federated Kaufmann Growth Equity Team. The following individuals are currently responsible for the day-to-day management of the Fund's portfolio:
Hans P. Utsch, Senior Portfolio Manager, has been the Fund's portfolio manager since February 1986.
Jonathan Art, Senior Investment Analyst & Senior Portfolio Manager, has been the Fund's portfolio manager since October 2003 and a member of the Fund's investment management team since May 2001.
Mark Bauknight, Senior Investment Analyst & Senior Portfolio Manager, has been the Fund's portfolio manager since October 2003 and a member of the Fund's investment management team since May 2001.
Tom M. Brakel, Senior Investment Analyst & Senior Portfolio Manager, has been the Fund's portfolio manager since July 2012 and a member of the Fund's investment management team since October 2003.
John Ettinger, Senior Investment Analyst & Senior Portfolio Manager, has been the Fund's portfolio manager since December 2013 and a member of the Fund's investment management team since May 2001.
Barbara Miller, Senior Investment Analyst & Portfolio Manager, has been the Fund's portfolio manager since December 2013 and a member of the Fund's investment management team since April 2002.
Steven Abrahamson, Senior Investment Analyst, has been a member of the Fund's investment management team since May 2001.
Stephen DeNichilo, Senior Investment Analyst & Portfolio Manager, has been the Fund's portfolio manager since December 2014 and a member of the Fund's investment management team since February 2012.
Vivian Wohl, Senior Investment Analyst & Portfolio Manager, has been the Fund's portfolio manager since December 2014 and a member of the Fund's investment management team since July 2002.
purchase and sale of fund shares
You may purchase, redeem or exchange Shares of the Fund on any day the New York Stock Exchange is open. Shares may be purchased through a financial intermediary firm that has entered into a Fund selling and/or servicing agreement with the Distributor or an affiliate (“Financial Intermediary”) or directly from the Fund, by wire or by check. Please note that certain purchase restrictions may apply. Redeem or exchange Shares through a financial intermediary or directly from the Fund by telephone at 1-800-341-7400 or by mail.
A, B & C Classes
The minimum investment amount for the Fund's A, B and C classes is generally $1,500 for initial investments and $100 for subsequent investments. The minimum initial and subsequent investment amounts for Individual Retirement Accounts are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount for employer-sponsored retirement plans. Certain types of accounts are eligible for lower minimum investments. The minimum investment for Systematic Investment Programs is $50.
R Class
The minimum initial and subsequent investment amounts for Individual Retirement Account rollovers into the Fund's R class are generally $250 and $100, respectively. There is no minimum initial or subsequent amount required for employer-sponsored retirement plans although minimum account balances apply. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
IS Class
The minimum initial investment amount for the Fund's IS class is generally $1,000,000 and there is no minimum subsequent investment amount. Certain types of accounts are eligible for lower minimum investments. The minimum investment amount for Systematic Investment Programs is $50.
Tax Information
The Fund's distributions are taxable as ordinary income or capital gains except when your investment is through a 401(k) plan, an Individual Retirement Account or other tax-advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and/or its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.
6

What are the Fund's Investment Strategies?
While there is no assurance that the Fund will achieve its investment objective, it endeavors to do so by following the principal strategies and policies described in this Prospectus. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal strategies.
In seeking to meet its objective, the Fund invests a majority of its assets in the stocks of small- and medium-sized companies that are traded on national security exchanges, the NASDAQ stock market and on the over-the-counter market. Up to 30% of the Fund's net assets may be invested in foreign securities, including emerging market securities. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business and/or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Fund's Adviser may emphasize investment in a particular country or group of countries which may subject the Fund to the risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Fund's foreign security exposure was diversified over a greater number of countries.
When deciding which securities to buy the Fund considers:
■	the growth prospects of existing products and new product development;
■	the economic outlook of the industry;
■	the price of the security and its estimated fundamental value; and
■	relevant market, economic and political environments.
The Fund's Adviser uses a bottom-up approach to portfolio management. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. This hands-on approach means that in addition to sophisticated computer analysis, the Adviser may conduct in-depth meetings with management, industry analysts and consultants. Through this interaction with companies, the Adviser seeks to develop a thorough knowledge of the dynamics of the businesses in which the Fund invests.
The Fund assesses individual companies from the perspective of a long-term investor. It buys stocks of companies that it believes:
■	are profitable and leaders in the industry;
■	have distinct products and services which address substantial markets;
■	can rapidly grow annual earnings over the next three to five years; and/or
■	have superior proven management and solid balance sheets.
Typically, the Fund sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the intermediate and long-term prospects become poor.
The Fund may also seek capital appreciation by buying securities in initial public offerings. The Fund will participate in such offerings without regard to the issuer's market capitalization. The Adviser may select initial public offerings based on its fundamental analysis of the issuer.
The Fund may loan up to 30% of its total assets in the form of its portfolio securities to unaffiliated broker/dealers, banks or other recognized institutional borrowers to generate additional income. The Fund receives cash, U.S. Treasury obligations and/or other liquid securities as collateral. The Fund also may invest up to 15% of its net assets in illiquid securities.
The Fund may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. The types of derivatives that the Fund may use include, among others, futures, options and swaps. For example, the Fund may use derivative contracts or hybrid instruments to increase or decrease the portfolio's exposure to the investment(s) underlying the derivative or hybrid instrument in an attempt to benefit from changes in the value of the underlying investment(s). Additionally, by way of example, the Fund may use derivative contracts in an attempt to:
■	obtain premiums from the sale of derivative contracts;
■	realize gains from trading a derivative contract; or
■	hedge against potential losses.
There can be no assurance that the Fund's use of derivative contracts or hybrid instruments will work as intended.
PORTFOLIO TURNOVER
The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate, which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.
7

TEMPORARY INVESTMENTS
The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.
What are the Fund's Principal Investments?
The following provides general information on the Fund's principal investments. The Fund's Statement of Additional Information (SAI) provides information about the Fund's non-principal investments and may provide additional information about the Fund's principal investments.
EQUITY SECURITIES
Equity securities represent a share of an issuer's earnings and assets after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the principal types of equity securities in which the Fund principally invests:
Common Stocks
Common stocks are the most prevalent type of equity security. Common stocks receive the issuer's earnings after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
Foreign Securities
An issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this Prospectus. For example, an issuer that is organized in a non-U.S. jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this definition but may still be subject to risks associated with foreign securities. Foreign securities are primarily denominated in foreign currencies. Along with the risks normally associated with domestic securities of the same type, foreign securities are subject to currency risks and risks of foreign investing. Trading in certain foreign markets is also subject to liquidity risks.
ADRs and Domestically Traded Securities of Foreign Issuers (Types of Foreign Equity Securities)
American Depositary Receipts (ADRs), which are traded in U.S. markets, represent interests in underlying securities issued by a foreign company and not traded in the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The Fund may also invest in securities issued directly by foreign companies and traded in U.S. dollars in U.S. markets.
Foreign Exchange Contracts
In order to convert U.S. dollars into the currency needed to buy a foreign security, or to convert foreign currency received from the sale of a foreign security into U.S. dollars, the Fund may enter into spot currency trades. In a spot trade, the Fund agrees to exchange one currency for another at the current exchange rate. The Fund may also enter into derivative contracts in which a foreign currency is an underlying asset. The exchange rate for currency derivative contracts may be higher or lower than the spot exchange rate. Use of these derivative contracts may increase or decrease the Fund's exposure to currency risks.
Illiquid Securities
Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements that the Fund cannot dispose of within seven days and securities eligible for resale under Rule 144A of the Securities Act of 1933.
8

Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.
The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC's regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps; the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund's ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
9

Payment obligations arising in connection with derivative contracts are frequently required to be secured with margin (which is commonly called “collateral”). To the extent necessary to meet such requirements, the Fund may purchase U.S. Treasury and/or government agency securities.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund and, therefore, is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as index futures and security futures), as well as currency futures and currency forward contracts.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. A put option gives the holder the right to sell the Reference Instrument to the writer of the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Swaps do not always involve the delivery of the Reference Instruments by either party, and the parties might not own the Reference Instruments underlying the swap. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common types of swaps in which the Fund may invest include interest rate swaps, caps and floors, total return swaps, credit default swaps and currency swaps.
OTHER INVESTMENTS, TRANSACTIONS, TECHNIQUES
Asset Segregation
In order to secure its obligations in connection with derivative contracts or special transactions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). The Fund may use hybrid instruments only in connection with permissible investment activities. Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.
10

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional investments or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Securities Lending
The Fund may lend portfolio securities to borrowers that the Adviser deems creditworthy. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower must furnish additional collateral if the market value of the loaned securities increases. Also, the borrower must pay the Fund the equivalent of any dividends or interest received on the loaned securities.
The Fund will reinvest cash collateral in securities that qualify as an acceptable investment for the Fund. However, the Fund must pay interest to the borrower for the use of cash collateral.
Loans are subject to termination at the option of the Fund or the borrower. The Fund will not have the right to vote on securities while they are on loan. However, the Fund will attempt to terminate a loan in an effort to reacquire the securities in time to vote on matters that are deemed to be material by the Adviser. There can be no assurance that the Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or broker. Securities lending activities are subject to interest rate risks, leverage risks and credit risks.
Investing in Securities of Other Investment Companies
The Fund may invest its assets in securities of other investment companies, including the securities of affiliated money market funds, as an efficient means of implementing its investment strategies and/or managing its uninvested cash. These other investment companies are managed independently of the Fund and incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment. However, the Adviser believes that the benefits and efficiencies of this approach should outweigh the potential additional fees and/or expenses. The Fund may invest in money market securities directly.
Investing in Exchange-Traded Funds
The Fund may invest in exchange-traded funds (ETFs) as an efficient means of carrying out its investment strategies. As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs are traded on stock exchanges or on the over-the-counter market. ETFs do not charge initial sales charges or redemption fees and investors pay only customary brokerage fees to buy and sell ETF shares.
What are the Specific Risks of Investing in the Fund?
The following provides general information on the risks associated with the Fund's principal investments. Any additional risks associated with the Fund's non-principal investments are described in the Fund's SAI. The Fund's SAI also may provide additional information about the risks associated with the Fund's principal investments.
Stock Market Risk
The value of equity securities in the Fund's portfolio will rise and fall. These fluctuations could be a sustained trend or a drastic movement. The Fund's portfolio will reflect changes in prices of individual portfolio stocks or general changes in stock valuations. Consequently, the Fund's Share price may decline. The Adviser attempts to manage market risk by limiting the amount the Fund invests in each company's equity securities. However, diversification will not protect the Fund against widespread or prolonged declines in the stock market.
Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. The price of a company's shares depends significantly on the information publicly available about the company. The restatement of a company's financial statements or corrections to other information regarding a company or its business may adversely affect the price of its shares, as would allegations of fraud or other misconduct by the company's management. The Fund may also be disadvantaged if some market participants have access to material information not readily available to other market participants, including the Fund.
11

Economic, political and financial conditions may from time to time, and for varying periods of time, cause volatility, illiquidity and/or other potentially adverse effects in the financial markets. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects, which could negatively impact the Fund's performance.
Risk Related to Investing for Growth
Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends.
Mid-Cap Company Risk
The Fund may invest in mid-capitalization (or “mid-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Mid-cap companies often have narrower markets and limited managerial and financial resources compared to larger, more established companies. The performance of mid-cap companies can be more volatile and they face greater risk of business failure, compared to larger, more established companies, which could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in large-cap companies.
Small-Cap Company Risk
The Fund may invest in small capitalization (or “small-cap”) companies. Market capitalization is determined by multiplying the number of a company's outstanding shares by the current market price per share. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital. Newer companies with unproven business strategies also tend to be smaller companies. The above factors increase risks and make these companies more likely to fail than companies with larger market capitalizations, and could increase the volatility of the Fund's portfolio and performance. Shareholders should expect that the value of the Fund's Shares will be more volatile than a fund that invests exclusively in mid-cap or large-cap companies.
Sector Risk
Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As the Adviser allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments which generally affect that sector.
Liquidity Risk
Trading opportunities are more limited for equity securities that are not widely held. This may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.
OTC derivative contracts generally carry greater liquidity risk than exchange-traded contracts. This risk may be increased in times of financial stress, if the trading market for OTC derivative contracts becomes restricted.
RISK OF FOREIGN INVESTING
Foreign securities pose additional risks because foreign economic or political conditions may be less favorable than those of the United States. Securities in foreign markets may also be subject to taxation policies that reduce returns for U.S. investors.
Foreign companies may not provide information (including financial statements) as frequently or completely as companies in the United States. Foreign companies may also receive less coverage than U.S. companies by market analysts and the financial press. In addition, foreign countries may lack uniform accounting, auditing and financial reporting standards or regulatory requirements comparable to those applicable to U.S. companies. These factors may prevent the Fund and its Adviser from obtaining information concerning foreign companies that is as frequent, extensive and reliable as the information available concerning companies in the United States.
12

Foreign countries may have restrictions on foreign ownership of securities or may impose exchange controls, capital flow restrictions or repatriation restrictions which could adversely affect the liquidity of the Fund's investments.
When the Fund's investment in foreign securities emphasizes a particular country or group of countries, the Fund may be significantly affected by the economic, political or regulatory developments affecting such country or group of countries. Additionally, natural disasters affecting such country or countries could have an adverse effect on the Fund's investment in companies located in such country.
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers
Because the Fund may invest in ADRs and other domestically traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.
Risk of Investing in Emerging Market Countries
Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging markets economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies.
Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.
CUSTODIAL SERVICES AND RELATED INVESTMENT COSTS
Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging market countries may not fully protect the Fund against loss of its assets.
Currency Risk
Exchange rates for currencies fluctuate daily. The combination of currency risk and market risks tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States. The Adviser attempts to manage currency risk by limiting the amount the Fund invests in securities denominated in a particular currency. However, diversification will not protect the Fund against a general increase in the value of the U.S. dollar relative to other currencies.
Investing in currencies or securities denominated in a foreign currency, entails risk of being exposed to a currency that may not fully reflect the strengths and weaknesses of the economy of the country or region utilizing the currency. In addition, it is possible that a currency (such as, for example, the euro) could be abandoned in the future by countries that have already adopted its use, and the effects of such an abandonment on the applicable country and the rest of the countries utilizing the currency are uncertain but could negatively affect the Fund's investments denominated in the currency. If a currency used by a country or countries is replaced by another currency, the Fund's Adviser would evaluate whether to continue to hold any investments denominated in such currency, or whether to purchase investments denominated in the currency that replaces such currency, at the time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective(s) and permitted under applicable law.
Many countries rely heavily upon export-dependent businesses and any strength in the exchange rate between a currency and the U.S. dollar or other currencies can have either a positive or a negative effect upon corporate profits and the performance of investments in the country or region utilizing the currency. Adverse economic events within such country or region may increase the volatility of exchange rates against other currencies, subjecting the Fund's investments denominated in such country's or region's currency to additional risks.
eurozone Related risk
A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries. If the euro is dissolved entirely, the legal and contractual consequences for holders of euro-denominated obligations and derivative contracts would be determined by laws in effect at such time. Such investments may continue to be held, or purchased, to the extent consistent with the Fund's investment objective(s) and permitted under applicable law. These potential developments, or market perceptions concerning these and related issues, could adversely affect the value of the Shares.
13

Certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund, the European Stability Mechanism (the ESM) or other supra-governmental agencies. The European Central Bank has also been intervening to purchase Eurozone debt in an attempt to stabilize markets and reduce borrowing costs. There can be no assurance that these agencies will continue to intervene or provide further assistance and markets may react adversely to any expected reduction in the financial support provided by these agencies. Responses to the financial problems by European governments, central banks and others including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.
In addition, one or more countries may abandon the euro and/or withdraw from the EU. The impact of these actions, especially if they occur in a disorderly fashion, could be significant and far-reaching.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: (a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or (b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin, or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or in the Fund's SAI, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Credit Risk
Credit risk includes the possibility that a party to a transaction (such as a derivative transaction) involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy. Credit risk also includes the possibility that an issuer will default on a security by failing to pay interest or principal when due. If an issuer defaults, the Fund will lose money.
Leverage Risk
Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain. Investments can have these same results if their returns are based on a multiple of a specified index, security or other benchmark.
Interest Rate Risk
Prices of fixed-income securities rise and fall in response to changes in the interest rate paid by similar securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.
14

The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in government monetary policy are likely to affect the level of interest rates. Duration measures the price sensitivity of maturities. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or the Fund as a whole, to exhibit less sensitivity to changes in interest rates. Certain of the Fund's investments may also be valued, in part, by reference to the relative relationship between interest rates on tax-exempt securities and taxable securities, respectively. When the market for tax-exempt securities underperforms (or outperforms) the market for taxable securities, the value of these investments may be negatively affected (or positively affected).
Exchange-Traded Funds Risk
An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.
technology Risk
The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision-making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.
What Do Shares Cost?
CALCULATION OF NET ASSET VALUE
When the Fund receives your transaction request in proper form (as described in this Prospectus), it is processed at the next calculated net asset value of a Share (NAV) plus any applicable front-end sales charge (“public offering price”). A Share's NAV is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time), each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The Fund's current NAV and/or public offering price may be found at FederatedInvestors.com, via online news sources and in certain newspapers.
You can purchase, redeem or exchange Shares any day the NYSE is open.
When the Fund holds securities that trade principally in foreign markets on days the NYSE is closed, the value of the Fund's assets may change on days you cannot purchase or redeem Shares. This may also occur when the U.S. markets for fixed-income securities are open on a day the NYSE is closed.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities acquired with remaining maturities greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board of Trustees (“Board”).
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their cost (adjusted for the accretion of any discount or amortization of any premium).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures generally described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
15

Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Board. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures. The Fund's SAI discusses the methods used by pricing services and the Valuation Committee to assist the Board in valuing investments.
Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of such investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
The Board also has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value.
Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Valuation Committee will determine the fair value of the investment using another method approved by the Board. The Board has ultimate responsibility for any fair valuations made in response to a significant event.
The fair valuation of securities following a significant event can serve to reduce arbitrage opportunities for short-term traders to profit at the expense of long-term investors in the Fund. For example, such arbitrage opportunities may exist when the market on which portfolio securities are traded closes before the Fund calculates its NAV, which is typically the case with Asian and European markets. However, there is no assurance that these significant event procedures will prevent dilution of the NAV by short-term traders. See “Account and Share Information–Frequent Trading Policies” for other procedures the Fund employs to deter such short-term trading.
SALES CHARGE INFORMATION
The following table summarizes the minimum investment amount and the maximum sales charge, if any, that you will pay on an investment in the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
	Minimum Initial/Subsequent Investment Amounts[1]	Maximum Sales Charges
Shares Offered		Front-End Sales Charge[2]	Contingent Deferred Sales Charge[3]
A	$1,500/$100	5.50%	0.00%
B	$1,500/$100	None	5.50%
C	$1,500/$100	None	1.00%

16

Shares Offered	Minimum Initial/Subsequent Investment Amounts[1]	Front-End Sales Charge	Maximum Sales Charge
			Contingent Deferred Sales Charge	Redemption/ Exchange Fee
R	$1,500/$100	None	None	0.20%
1	The minimum initial and subsequent investment amounts for Individual Retirement Accounts (IRAs) are generally $250 and $100, respectively. There is no minimum initial or subsequent investment amount required for employer-sponsored retirement plans; however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus. Please see “By Systematic Investment Program” for applicable minimum investment. Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund.
To maximize your return and minimize the sales charges and marketing fees, purchases of the B class are generally limited to $100,000 and purchases of the C class are generally limited to $1,000,000. Purchases equal to or in excess of these limits may be made in the A class. If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund. See “Purchase Restrictions on B Class and C Class” below. After the B class has been held for eight years from the date of purchase, they will automatically convert to the A class. This conversion is a non-taxable event.
2	Front-End Sales Charge is expressed as a percentage of public offering price. See “Sales Charge When You Purchase.”
3	See “Sales Charge When You Redeem.”
As shown in the table above, each class of Shares has a different sales charge structure. In addition, the ongoing annual operating expenses (expense ratios), as well as the compensation payable to financial intermediaries, also vary among the classes. Before you decide which class to purchase, you should review the different charges and expenses of each class carefully, in light of your personal circumstances, and consult with your financial intermediary.
Among the important factors to consider are the amount you plan to invest and the length of time you expect to hold your investment (for example, whether the investment is in connection with a long-term retirement program). You should also consider, for example, that it may be possible to reduce or eliminate the front-end sales charges imposed on purchases of the A class. Among other ways, the A class has a series of “breakpoints,” which means that the front-end sales charges decrease (and can be eliminated entirely) as the amount invested increases. (The breakpoint schedule is set out below, along with detailed information on ways to reduce, or eliminate, front-end sales charges.) On the other hand, the B class does not have front-end sales charges, but the deferred sales charges imposed on redemptions of the B class do not vary at all in relation to the amounts invested. Rather, these charges decrease with the passage of time (ultimately going to zero after Shares have been held for six full years). Finally, the C class does not have front-end sales charges, but do impose a contingent deferred sales charge only if redeemed within one year after purchase; however, the asset-based 12b-1 fees charged to the C class are greater than those charged to the A class and comparable to those charged to the B class.
You should also consider that the expense ratio for the A class will be lower than that for the B class or the C class. Thus, the fact that no front-end charges are ever imposed on purchases of the B class and C class does not always make them preferable to the A class.
SALES CHARGE WHEN YOU PURCHASE
The following table lists the sales charges which will be applied to your Share purchase, subject to the breakpoint discounts indicated in the table and described below.
A:
Purchase Amount	Sales Charge as a Percentage of Public Offering Price	Sales Charge as a Percentage of NAV
Less than $50,000	5.50%	5.82%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1 million	2.00%	2.04%
$1 million or greater[1]	0.00%	0.00%
1	A contingent deferred sales charge (CDSC) of 0.75% of the redemption amount applies to Shares originally purchased in an amount of $1 million or more and redeemed up to 24 months after purchase under certain investment programs where a financial intermediary received an advance payment on the transaction. CDSC exceptions may apply. See “Sales Charge When You Redeem.”
REDUCING THE SALES CHARGE WITH BREAKPOINT DISCOUNTS
Your investment may qualify for a reduction or elimination of the sales charge, also known as a breakpoint discount. The breakpoint discounts offered by the Fund are indicated in the table above.
You or your financial intermediary must notify the Fund's Transfer Agent of eligibility for any applicable breakpoint discount at the time of purchase.
17

In order to receive the applicable breakpoint discount, it may be necessary at the time of purchase for you to inform your financial intermediary or the Transfer Agent of the existence of other accounts in which there are holdings eligible to be aggregated to meet a sales charge breakpoint (“Qualifying Accounts”). Qualifying Accounts mean those share accounts in the Federated funds held directly or through a financial intermediary or through a single-participant retirement account by you, your spouse, your parents (if you are under age 21) and/or your children under age 21, which can be linked using tax identification numbers (TINs), social security numbers (SSNs) or broker identification numbers (BINs). Accounts held through 401(k) plans and similar multi-participant retirement plans, or through “Section 529” college savings plans or those accounts which cannot be linked using TINs, SSNs or BINs, are not Qualifying Accounts.
In order to verify your eligibility for a breakpoint discount, you will be required to provide to your financial intermediary or the Transfer Agent certain information on your New Account Form and may be required to provide account statements regarding Qualifying Accounts. If you purchase through a financial intermediary, you may be asked to provide additional information and records as required by the financial intermediary. Failure to provide proper notification or verification of eligibility for a breakpoint discount may result in your not receiving a breakpoint discount to which you are otherwise entitled. Breakpoint discounts apply only to your current purchase and do not apply retroactively to previous purchases. The sales charges applicable to the Shares offered in this Prospectus, and the breakpoint discounts offered with respect to such Shares, are described in full in this Prospectus. Because the Prospectus is available on Federated's website free of charge, Federated does not disclose this information separately on the website.
Contingent upon notification to the Transfer Agent, the sales charge at purchase of the A class only, may be reduced or eliminated by:
Larger Purchases
■	Purchasing the A class in greater quantities to reduce the applicable sales charge;
Concurrent and Accumulated Purchases
■	Combining concurrent purchases of and/or current investments in the A class, B class, C class, F class and R class of any Federated fund made or held by Qualifying Accounts; the purchase amount used in determining the sales charge on your additional Share purchase will be calculated by multiplying the respective maximum public offering price times the number of the A class, B class, C class, F class and R class shares of any Federated fund currently held in Qualifying Accounts and adding the dollar amount of your current purchase; or
Letter of Intent
■	Signing a letter of intent to purchase a qualifying amount of the A class within 13 months. (Call your financial intermediary or the Fund for more information.) The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.
PURCHASE RESTRICTIONS ON b class AND c class
In order to maximize shareholder returns and minimize sales charges and marketing fees, an investor's purchases of the B class are generally limited to $100,000 and an investor's purchases of the C class are generally limited to $1,000,000 (except for employer-sponsored retirement plans held in omnibus accounts with respect to C Shares). In applying the limit, the dollar amount of the current purchase is added to the product obtained by multiplying the respective maximum public offering price times the number of the A class, B class, C class, F class and R class of any Federated fund currently held in linked Qualifying Accounts, as defined in the section entitled “Reducing the Sales Charge with Breakpoint Discounts.” If the sum of these two amounts would equal or exceed the limit, then the current purchase order will not be processed. Instead, the Distributor will attempt to contact the investor or the investor's financial intermediary to offer the opportunity to convert the order to the A class.
If your Shares are held on the books of the Fund in the name of a financial intermediary, you may be subject to rules of your financial intermediary that differ from those of the Fund.
ELIMINATING The SALES CHARGE
Your investment may qualify for a sales charge waiver. Sales charge waivers offered by the Fund are listed below. In order to receive a sales charge waiver, you must inform your financial intermediary or the Transfer Agent at the time of each purchase that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund's Transfer Agent. If you do not let your financial intermediary or the Transfer Agent know that your investment is eligible for a sales charge waiver at the time of purchase, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, the sales charge will be eliminated when you purchase or acquire Shares:
18

■	within 120 days of redeeming Shares of an equal or greater amount;
■	through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the Distributor not to receive a dealer reallowance on purchases under such program;
■	with reinvested dividends or capital gains;
■	issued in connection with the merger, consolidation or acquisition of the assets of another fund. Further, the sales charge will be eliminated on purchases of Shares made by a shareholder that originally became a shareholder of a Federated Fund pursuant to the terms of an agreement and plan of reorganization which permits shareholders to acquire Shares at NAV, provided that such purchased Shares are held directly with the Fund's transfer agent. If the Shares are held through a financial intermediary, the sales charge waiver will not apply (A class only);
■	as a Federated Life Member (Federated shareholders who originally were issued shares through the “Liberty Account,” which was an account for the Liberty Family of Funds on February 28, 1987, or who invested through an affinity group prior to August 1, 1987, into the Liberty Account) (A class only);
■	as a Trustee, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates, an employee of any financial intermediary that sells Shares according to a sales agreement with the Distributor, an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals; or
■	pursuant to the exchange privilege.
The sales charge will not be eliminated if you purchase Shares of the Fund through an exchange of shares of Federated Government Reserves Fund unless your Federated Government Reserves Fund shares were acquired through an exchange of shares on which the sales charge had previously been paid.
sales charge when you redeem
Your redemption proceeds may be reduced by a sales charge, commonly referred to as a contingent deferred sales charge (CDSC). Shares otherwise subject to a CDSC will not be charged a CDSC at the time of an exchange; however, the CDSC will continue to be measured from the date of your original purchase. The CDSC schedule applicable to your original purchase will continue to apply to the shares you receive in an exchange.
To keep the sales charge as low as possible, the Fund redeems your Shares in this order:
■	Shares that are not subject to a CDSC; and
■	Shares held the longest. (To determine the number of years your Shares have been held, include the time you held shares of other Federated funds that have been exchanged for Shares of this Fund.)
The CDSC is then calculated using the Share price at the time of purchase or redemption, whichever is lower.
A:
If you make a purchase of the A class in the amount of $1 million or more and your financial intermediary received an advance commission on the sale, you will pay a 0.75% CDSC on any such Shares redeemed within 24 months of the purchase.
B:
Shares Held Up To:	CDSC
1 Year	5.50%
2 Years	4.75%
3 Years	4.00%
4 Years	3.00%
5 Years	2.00%
6 Years	1.00%
7 Years or More	0.00%
C:
You will pay a 1.00% CDSC if you redeem Shares within 12 months of the purchase date.
Your redemption may qualify for a waiver of the CDSC. The CDSC waivers offered by the Fund are listed below. In order to receive a waiver of the CDSC, you must inform your financial intermediary or the Transfer Agent at the time of each redemption that your investment is eligible for a waiver. It is possible that your financial intermediary may not, in accordance with its policies, procedures and system limitations, be able to ensure your receipt of one or more of these waiver categories. In this situation, you would need to invest directly through the Fund's Transfer Agent in order to take advantage of the waiver. If you do not let your financial intermediary or the Transfer Agent know that your redemption is eligible for a CDSC waiver at the time of redemption, you may not receive the waiver to which you may otherwise be entitled.
Contingent upon notification to the Transfer Agent, you will not be charged a CDSC when redeeming Shares:
19

■	following the death of the last surviving shareholder on the account or the post-purchase disability of all registered shareholders, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986 (the beneficiary on an account with a Transfer on Death registration is deemed the last surviving shareholder on the account);
■	due to the termination of a trust following the death of the trustor/grantor or beneficiary, provided that the trust document specifically states that the trust is terminated upon the death;
■	representing minimum required distributions from an IRA or other retirement plan as required under the Internal Revenue Code;
■	purchased by Trustees, employees of the Fund, the Adviser, the Distributor and their affiliates, by employees of a financial intermediary that sells Shares according to a sales agreement with the Distributor, by the immediate family members of the above persons and by trusts, pension or profit-sharing plans for the above persons;
■	purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the Distributor not to receive an advance commission on purchases under such program;
■	purchased with reinvested dividends or capital gains;
■	redeemed by the Fund when it closes an account for not meeting the minimum balance requirements;
■	purchased pursuant to the exchange privilege, if the Shares were held for the applicable CDSC holding period (the holding period on the Shares purchased in the exchange will include the holding period of the Shares sold in the exchange);
A Class Only
■	purchased in the amount of $1 million or more and redeemed within 24 months of purchase if the Shares were originally purchased through a program offered by a Financial Intermediary that provides for the purchase of Shares without imposition of a sales charge (for example, a wrap account, self-directed brokerage account, retirement or other fee-based program offered by the Financial Intermediary) and where the Financial Intermediary has agreed with the principal underwriter not to receive an advanced commission on purchases under such program;
B Class Only
■	which are qualifying redemptions of the B class under a Systematic Withdrawal Program.
FEE WHEN YOU REDEEM OR EXCHANGE-r class only
Your redemption or exchange proceeds may be reduced by a redemption/ exchange fee. The R class is subject to a 0.20% redemption fee if your Kaufmann Fund (the Fund's predecessor) Shares were purchased after February 1, 1985, or if you have purchased additional shares of R class.
The redemption/exchange fee will be waived for shares purchased through employer-sponsored retirement plans, such as 401(k) plans. However, if shares are purchased for a retirement plan account through a broker, financial institution or other intermediary maintaining an omnibus account for the shares, the waiver may not apply. (Before purchasing shares, please check with your account representative concerning the availability of the fee waiver.) In addition, this waiver does not apply to individual retirement accounts, such as Traditional, Roth and SEP-IRAs.
How is the Fund Sold?
The Fund offers the following Share classes: Class A Shares (A), Class B Shares (B), Class C Shares (C), Class R Shares (R) and Institutional Shares (IS) , each representing interests in a single portfolio of securities. All Share classes have different sales charges and/or other expenses which affect their performance. Please note that certain purchase restrictions may apply.
Under the Distributor's Contract with the Fund, the Distributor, Federated Securities Corp., offers Shares on a continuous, best-efforts basis. The Distributor is a subsidiary of Federated Investors, Inc. (“Federated”).
A, B & C Classes
The Fund's Distributor markets the A, B and C classes to institutions or to individuals, directly or through financial intermediaries.
A shareholder in the Fund's A class or a shareholder in the Fund's C class whose shares are not subject to a CDSC may convert their Shares into the IS class of the Fund if the shareholder meets the IS class eligibility criteria and investment minimum. Such conversion of classes should not result in a realization event for tax purposes. Contact your financial intermediary or call 1-800-341-7400 to convert your Shares.
20

R Class
The R class of the Fund is only offered for sale to and may be purchased by former shareholders of the Kaufmann Fund and their immediate family members, through the financial intermediary relationships that existed for the Kaufmann Fund and through financial intermediaries investing on behalf of retirement plans where plan level omnibus accounts are held on the books of the Fund. Such retirement plans include 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans and IRA Rollovers. The Fund's Distributor may also market the R class to IRAs held through financial intermediaries who hold the IRAs in an omnibus account. The Kaufmann Fund is the Fund's predecessor.
IS Class
The Fund's Distributor markets the IS class to Eligible Investors, as described below. In connection with a request to purchase the IS class, you should provide documentation sufficient to verify your status as an Eligible Investor. As a general matter, the IS class is not available for direct investment by natural persons.
The following categories of Eligible Investors are not subject to any minimum initial investment amount for the purchase of the IS class (however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus):
■	An investor participating in a wrap program or other fee-based program sponsored by a financial intermediary;
■	An investor participating in a no-load network or platform sponsored by a financial intermediary where Federated has entered into an agreement with the intermediary;
■	A trustee/director, employee or former employee of the Fund, the Adviser, the Distributor and their affiliates; an immediate family member of these individuals or a trust, pension or profit-sharing plan for these individuals;
■	An employer-sponsored retirement plan;
■	A trust institution investing on behalf of its trust customers;
■	Additional sales to an investor (including a natural person) who owned IS class of the Fund as of December 31, 2008;
■	A Federated Fund;
■	An investor (including a natural person) who acquired IS class of a Federated fund pursuant to the terms of an agreement and plan of reorganization which permits the investor to acquire such shares; and
■	In connection with an acquisition of an investment management or advisory business, or related investment services, products or assets, by Federated or its investment advisory subsidiaries, an investor (including a natural person) who: (1) becomes a client of an investment advisory subsidiary of Federated; or (2) is a shareholder or interest holder of a pooled investment vehicle or product that becomes advised or subadvised by a Federated investment advisory subsidiary as a result of such an acquisition other than as a result of a fund reorganization transaction pursuant to an agreement and plan of reorganization.
The following categories of Eligible Investors are subject to applicable minimum initial investment amounts for the purchase of the IS class (see “How to Purchase Shares” below):
■	An investor, other than a natural person, purchasing IS class directly from the Fund; and
■	In connection with an initial purchase of IS class through an exchange, an investor (including a natural person) who owned IS class of another Federated fund as of December 31, 2008.
Payments to Financial Intermediaries
The Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor pays a portion of this charge to financial intermediaries that are eligible to receive it (the “Dealer Reallowance”) and retains any remaining portion of the front-end sales charge.
When a financial intermediary's customer purchases Shares, the financial intermediary may receive a Dealer Reallowance as follows:
21

A:
Purchase Amount	Dealer Reallowance as a Percentage of Public Offering Price
Less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.25%
$250,000 but less than $500,000	2.25%
$500,000 but less than $1 million	1.80%
$1 million or greater	0.00%
ADVANCE COMMISSIONS
When a financial intermediary's customer purchases Shares, the financial intermediary may receive an advance commission as follows:
A (for purchases over $1 million):
Purchase Amount	Advance Commission as a Percentage of Public Offering Price
First $1 million - $5 million	0.75%
Next $5 million - $20 million	0.50%
Over $20 million	0.25%
Advance commissions are calculated on a year-by-year basis based on amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advance commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase.
The A class purchases under this program may be made by Letter of Intent or by combining concurrent purchases. The above advance commission will be paid only on those purchases that were not previously subject to a front-end sales charge or dealer advance commission. Certain retirement accounts may not be eligible for this program.
B:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	Up to 5.00%

C:
Advance Commission as a Percentage of Public Offering Price
All Purchase Amounts	1.00%
RULE 12b-1 FEES
A, B, C & R Classes
The Board has adopted a Rule 12b-1 Plan, which allows payment of marketing fees of up to 0.25% for the A class, 0.75% for the B and C classes and 0.50% for the R class of average net assets to the Distributor for the sale, distribution, administration and customer servicing of the Fund's A, B, C and R classes. When the Distributor receives Rule 12b-1 fees, it may pay some or all of them to financial intermediaries whose customers purchase Shares. In addition, in connection with the sale of the B class and C class, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the B class and C class. Federated and its subsidiaries may benefit or sustain losses from such arrangements. Because these Shares pay marketing fees on an ongoing basis, your investment cost may be higher over time than other shares with different sales charges and marketing fees.
22

service fees
A, B, C & R Classes
The A, B and C classes may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
A, B, C & R Classes
The A, B and C classes may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.
RECORDKEEPING FEES
The Fund may pay Recordkeeping Fees on an average-net-assets basis or on a per-account-per-year basis to financial intermediaries for providing recordkeeping services to the Fund and its shareholders. If a financial intermediary receives Recordkeeping Fees on an account, it is not eligible to also receive Account Administration Fees or Networking Fees on that same account.
networking fees
The Fund may reimburse Networking Fees on a per-account-per-year basis to financial intermediaries for providing administrative services to the Fund and its shareholders on certain non-omnibus accounts. If a financial intermediary receives Networking Fees on an account, it is not eligible to also receive Recordkeeping Fees on that same account.
ADDITIONAL PAYMENTS TO FINANCIAL INTERMEDIARIES
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators, that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the financial intermediary or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all financial intermediaries receive such payments, and the amount of compensation may vary by intermediary. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. These payments may be in addition to payments, as described above, made by the Fund to the financial intermediary. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds, within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. You can ask your financial intermediary for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees and/or commissions it charges.
How to Purchase Shares
You may purchase Shares of the Fund any day the NYSE is open. The Fund reserves the right to reject any request to purchase or exchange Shares. New investors must submit a completed New Account Form. All accounts, including those for which there is no minimum initial investment amount required, are subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.
Where the Fund offers more than one Share class and you do not specify the class choice on your New Account Form or form of payment (e.g., Federal Reserve wire or check), you automatically will receive the A class.
For important account information, see the section “Security and Privacy Protection.”
A, B & C Classes
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund.
23

R Class
You may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund.
The minimum initial and subsequent investment amounts for IRA Rollovers from retirement plans are generally $250 and $100, respectively. There is no minimum initial or subsequent amount for employer-sponsored retirement plans; however, such accounts remain subject to the Fund's policy on “Accounts with Low Balances” as discussed later in this Prospectus.
An institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund.
IS Class
Eligible investors may purchase Shares through a financial intermediary, directly from the Fund or through an exchange from another Federated fund in the manner described above under “How is the Fund Sold?”
Where applicable, the required minimum initial investment for IS class is generally $1,000,000. There is no minimum subsequent investment amount.
THROUGH A FINANCIAL INTERMEDIARY
■	Establish an account with the financial intermediary; and
■	Submit your purchase order to the financial intermediary before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time).
You will receive the next calculated NAV if the financial intermediary forwards the order on the same day, and forwards your payment by the prescribed trade settlement date (typically within one to three business days) to the Fund's transfer agent, State Street Bank and Trust Company (“Transfer Agent”). You will become the owner of Shares and receive dividends when your payment is received in accordance with these time frames (provided that, if payment is received in the form of a check, the check clears). If your payment is not received in accordance with these time frames, or a check does not clear, your purchase will be canceled and you could be liable for any losses, fees or expenses incurred by the Fund or the Fund's Transfer Agent.
Financial intermediaries should send payments according to the instructions in the sections “By Wire” or “By Check.”
Financial intermediaries may impose higher or lower minimum investment requirements on their customers than those imposed by the Fund. Keep in mind that financial intermediaries may charge you fees for their services in connection with your Share transactions.
DIRECTLY FROM THE FUND
■	Establish your account with the Fund by submitting a completed New Account Form; and
■	Send your payment to the Fund by Federal Reserve wire or check.
You will become the owner of Shares and your Shares will be priced at the next calculated NAV after the Fund receives your wire or your check. If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees incurred by the Fund or the Fund's Transfer Agent.
By Wire
To facilitate processing your order, please call the Fund before sending the wire. Send your wire to:
State Street Bank and Trust Company
Boston, MA
Dollar Amount of Wire
ABA Number 011000028
BNF: 23026552
Attention: Federated EDGEWIRE
Wire Order Number, Dealer Number or Group Number
Nominee/Institution Name
Fund Name and Number and Account Number
You cannot purchase Shares by wire on holidays when wire transfers are restricted.
By Check
Make your check payable to The Federated Funds, note your account number on the check, and send it to:
The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600
24

If you send your check by a private courier or overnight delivery service that requires a street address, send it to:
The Federated Funds
30 Dan Road
Canton, MA 02021-2809
Payment should be made in U.S. dollars and drawn on a U.S. bank. The Fund reserves the right to reject any purchase request. For example, to protect against check fraud the Fund may reject any purchase request involving a check that is not made payable to The Federated Funds (including, but not limited to, requests to purchase Shares using third-party checks) or involving temporary checks or credit card checks.
By Direct Deposit
You may establish Payroll Deduction/Direct Deposit arrangements for investments into the Fund by either calling a Client Service Representative at 1-800-341-7400; or by completing the Payroll Deduction/Direct Deposit Form, which is available on FederatedInvestors.com under Customer Service/Find a Form. You will receive a confirmation when this service is available.
THROUGH AN EXCHANGE
You may purchase Fund Shares through an exchange from another Federated fund. To do this you must:
■	meet any applicable shareholder eligibility requirements;
■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
A, B, C & R Classes
You may purchase Shares through an exchange from the same share class of another Federated fund.
IS Class
You may purchase Shares through an exchange from any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund.
By Online Account Services
You may access your accounts online to purchase shares through Federated's Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit www.FederatedInvestors.com and select “My Investments,” or call (800) 245-4770 to speak with a Client Service Representative.
BY SYSTEMATIC INVESTMENT PROGRAM (SIP)
Once you have opened an account, you may automatically purchase additional Shares on a regular basis by completing the SIP section of the New Account Form or by contacting the Fund or your financial intermediary. The minimum investment amount for SIPs is $50.
BY AUTOMATED CLEARING HOUSE (ACH)
Once you have opened an account, you may purchase additional Shares through a depository institution that is an ACH member. This purchase option can be established by completing the appropriate sections of the New Account Form.
RETIREMENT INVESTMENTS
A, B, C & R Classes
You may purchase Shares as retirement investments (such as qualified plans and IRAs or transfer or rollover of assets). Call your financial intermediary or the Fund for information on retirement investments. We suggest that you discuss retirement investments with your tax adviser. You may be subject to an annual IRA account fee.
How to Redeem and Exchange Shares
You should redeem or exchange Shares:
■	through a financial intermediary if you purchased Shares through a financial intermediary; or
25

■	directly from the Fund if you purchased Shares directly from the Fund.
Shares of the Fund may be redeemed for cash, or exchanged for shares of other Federated funds as described herein, on days on which the Fund computes its NAV. Redemption requests may be made by telephone or in writing.
For important account information, see the section “Security and Privacy Protection.”
THROUGH A FINANCIAL INTERMEDIARY
Submit your redemption or exchange request to your financial intermediary by the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time). The redemption amount you will receive is based upon the next calculated NAV after the Fund receives the order from your financial intermediary.
DIRECTLY FROM THE FUND
By Telephone
You may redeem or exchange Shares by simply calling the Fund at 1-800-341-7400.
If you call before the end of regular trading on the NYSE (normally 4:00 p.m. Eastern time), you will receive a redemption amount based on that day's NAV.
By Mail
You may redeem or exchange Shares by sending a written request to the Fund.
You will receive a redemption amount based on the next calculated NAV after the Fund receives your written request in proper form.
Send requests by mail to:
The Federated Funds
P.O. Box 8600
Boston, MA 02266-8600
Send requests by private courier or overnight delivery service to:
The Federated Funds
30 Dan Road
Canton, MA 02021-2809
All requests must include:
■	Fund name and Share class, account number and account registration;
■	amount to be redeemed or exchanged;
■	signatures of all shareholders exactly as registered; and
■	if exchanging, the Fund name and Share class, account number and account registration into which you are exchanging.
Call your financial intermediary or the Fund if you need special instructions.
Signature Guarantees
Signatures must be guaranteed by a financial institution which is a participant in a Medallion signature guarantee program if:
■	your redemption will be sent to an address other than the address of record;
■	your redemption will be sent to an address of record that was changed within the last 30 days;
■	a redemption is payable to someone other than the shareholder(s) of record; or
■	transferring into another fund with a different shareholder registration.
A Medallion signature guarantee is designed to protect your account from fraud. Obtain a Medallion signature guarantee from a bank or trust company, savings association, credit union or broker, dealer or securities exchange member. A notary public cannot provide a signature guarantee.
By Online Account Services
You may access your accounts online to redeem or exchange shares through Federated's Shareholder Account Access system once you have registered for access. Online transactions may be subject to certain limitations including limitations as to the amount of the transaction. For more information about the services available through Shareholder Account Access, please visit www.FederatedInvestors.com and select “My Investments,” or call (800) 245-4770 to speak with a Client Service Representative.
26

PAYMENT METHODS FOR REDEMPTIONS
Your redemption proceeds will be mailed by check to your address of record. The following payment options are available if you complete the appropriate section of the New Account Form or an Account Service Options Form. These payment options require a signature guarantee if they were not established when the account was opened:
■	An electronic transfer to your account at a financial institution that is an ACH member; or
■	Wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.
Redemption In-Kind
Although the Fund intends to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
LIMITATIONS ON REDEMPTION PROCEEDS
Redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
■	to allow your purchase to clear (as discussed below);
■	during periods of market volatility;
■	when a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
■	during any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
If you request a redemption of Shares recently purchased by check (including a cashier's check or certified check), money order, bank draft or ACH, your redemption proceeds may not be made available for up to seven calendar days to allow the Fund to collect payment on the instrument used to purchase such Shares. If the purchase instrument does not clear, your purchase order will be canceled and you will be responsible for any losses incurred by the Fund as a result of your canceled order.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed (including beyond seven days), during any period:
■	when the NYSE is closed, other than customary weekend and holiday closings;
■	when trading on the NYSE is restricted, as determined by the SEC;
■	in which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable; or
■	as the SEC may by order permit for the protection of Fund shareholders.
You will not accrue interest or dividends on uncashed redemption checks from the Fund if those checks are undeliverable and returned to the Fund.
redemptions from retirement accounts
A, B, C & R Classes
In the absence of your specific instructions, 10% of the value of your redemption from a retirement account in the Fund may be withheld for taxes. This withholding only applies to certain types of retirement accounts.
EXCHANGE PRIVILEGE
You may exchange Shares of the Fund. To do this, you must:
■	meet any applicable shareholder eligibility requirements;
■	ensure that the account registrations are identical;
■	meet any applicable minimum initial investment requirements; and
■	receive a prospectus for the fund into which you wish to exchange.
An exchange is treated as a redemption and a subsequent purchase, and is a taxable transaction. The Fund reserves the right to reject any request to purchase or exchange Shares. The Fund may modify or terminate the exchange privilege at any time.
In addition, the Fund may terminate your exchange privilege if your exchange activity is found to be excessive under the Fund's frequent trading policies. See “Account and Share Information–Frequent Trading Policies.”
A, B & C Classes
You may exchange Shares into shares of the same class of another Federated fund.
R Class
You may exchange Shares of the Fund into the A class or the R class of another Federated fund based on the following conditions:
27

The ability to purchase the A class of another Federated Fund is being provided for shareholders who are former shareholders of the Kaufmann Fund, Inc. and their immediate family members or that have purchased shares through the financial intermediary relationships that existed for the Kaufmann Fund, Inc. (Grandfathered Shareholders).
The ability to purchase the R class of another Federated fund is being provided for financial intermediaries investing on behalf of retirement plans where plan level omnibus accounts are held on the books of the Fund (e.g., 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans) and IRA Rollovers from such plans. A Grandfathered Shareholder may purchase into R class only if such shareholder is an eligible investor for the R class of the applicable Federated fund in which they wish to exchange.
IS Class
You may exchange Shares of the Fund for shares of any Federated fund or share class that does not have a stated sales charge or contingent deferred sales charge, except Shares of Federated Institutional Prime 60 Day Fund, Federated Institutional Money Market Management, Federated Institutional Tax-Free Cash Trust, Federated Institutional Prime Obligations Fund, Federated Institutional Prime Value Obligations Fund, Class A Shares of Federated Government Reserves Fund and Class R Shares of any Fund.
Systematic Withdrawal/Exchange Program
You may automatically redeem or exchange Shares. The minimum amount for all new or revised systematic redemptions or exchanges of Shares is $50 per transaction per fund. Complete the appropriate section of the New Account Form or an Account Service Options Form or contact your financial intermediary or the Fund. Your account value must meet the minimum initial investment amount at the time the program is established. This program may reduce, and eventually deplete, your account. Payments should not be considered yield or income.
Generally, it is not advisable to continue to purchase Shares subject to a sales charge while redeeming Shares using this program.
Systematic Withdrawal Program (SWP) on B Class
You will not be charged a CDSC on SWP redemptions if:
■	you redeem 12% or less of your account value in a single year;
■	you reinvest all dividends and capital gains distributions;
■	your account has at least a $10,000 balance when you establish the SWP. (You cannot aggregate multiple B class accounts to meet this minimum balance.); and
■	for all B class accounts established on or after August 2, 2010, the minimum SWP redemption amount is $50 per transaction, per fund, including transactions that qualify for a CDSC waiver as outlined in this Prospectus.
You will be subject to a CDSC on redemption amounts that exceed the 12% annual limit. In measuring the redemption percentage, your account is valued when you establish the SWP and then annually at calendar year-end. You can redeem monthly, quarterly or semi-annually.
ADDITIONAL CONDITIONS
Telephone Transactions
The Fund will record your telephone instructions. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
Share Certificates
The Fund does not issue share certificates.
Security and Privacy Protection
ONLINE ACCOUNT and TELEPHONE ACCESS SECURITY
Federated Investors, Inc. will not be responsible for losses that result from unauthorized transactions, unless Federated does not follow procedures designed to verify your identity. When initiating a transaction by telephone or online, shareholders should be aware that any person with access to your account and other personal information including PINs (Personal Identification Numbers) may be able to submit instructions by telephone or online. Shareholders are responsible for protecting their identity by using strong usernames and complex passwords which utilize combinations of mixed case letters, numbers and symbols, and change passwords and PINs frequently.
28

Using Federated's Account Access website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks. You will be required to accept the terms of an online agreement and to establish and utilize a password in order to access online account services. The Transfer Agent has adopted security procedures to confirm that internet instructions are genuine. The Transfer Agent will also send you written confirmation of share transactions. The Transfer Agent, the Fund and any of its affiliates will not be liable for losses or expenses that occur from fraudulent Internet instructions reasonably believed to be genuine.
The Transfer Agent or the Fund will employ reasonable procedures to confirm that telephone transaction requests are genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you written confirmation, or requiring other confirmation security procedures. The Transfer Agent, the Fund and any of its affiliates will not be liable for relying on instructions submitted by telephone that the Fund reasonably believes to be genuine.
ANTI-MONEY LAUNDERING COMPLIANCE
To help the government fight the funding of terrorism and money laundering activities, federal law requires financial institutions to obtain, verify, and record information that identifies each new customer who opens a Fund account and to determine whether such person's name appears on governmental lists of known or suspected terrorists or terrorist organizations. Pursuant to the requirements under the Patriot Act, the information obtained will be used for compliance with the Patriot Act or other applicable laws, regulations and rules in connection with money laundering, terrorism or other illicit activities.
Information required includes your name, residential or business address, date of birth (for an individual), and other information that identifies you, including your social security number, tax identification number or other identifying number. The Fund cannot waive these requirements. The Fund is required by law to reject your Account Application if the required information is not provided. If, after reasonable effort, the Fund is unable to verify your identity or that of any other person(s) authorized to act on your behalf, or believes it has identified potentially suspicious, fraudulent or criminal activity, the Fund reserves the right to close your account and redeem your shares at the next calculated NAV without your permission. Any applicable contingent deferred sales charge (CDSC) will be assessed upon redemption of your shares.
The Fund has a strict policy designed to protect the privacy of your personal information. A copy of Federated Investors' privacy policy notice was given to you at the time you opened your account. The Fund sends a copy of the privacy notice to you annually. You may also obtain the privacy notice by calling the Fund, or through Federated Investors' website.
Account and Share Information
CONFIRMATIONS AND ACCOUNT STATEMENTS
You will receive confirmation of purchases, redemptions and exchanges (except for systematic transactions). In addition, you will receive periodic statements reporting all account activity, including systematic transactions, dividends and capital gains paid.
DIVIDENDS AND CAPITAL GAINS
The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
In addition, the Fund pays any capital gains at least annually, and may make such special distributions of dividends and capital gains as may be necessary to meet applicable regulatory requirements. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.
If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid.
Under the federal securities laws, the Fund is required to provide a notice to shareholders regarding the source of distributions made by the Fund if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Fund's distributions, if applicable, is available via the link to the Fund and share class name at www.Federatedinvestors.com/FundInformation.
29

Small Distributions and Uncashed Checks
Generally, dividend and/or capital gain distributions payable by check in an amount of less than $25 will be automatically reinvested in additional shares. This policy does not apply if you have elected to receive cash distributions that are directly deposited into your bank account via wire or ACH.
Additionally, if one or more dividend or capital gain distribution checks are returned as “undeliverable,” or remain uncashed for 180 days, all subsequent dividend and capital gain distributions will be reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks. For questions on whether reinvestment applies to your distributions, please contact a Client Service Representative at 1-800-341-7400.
ACCOUNTS WITH LOW BALANCES
Federated reserves the right to close accounts if redemptions or exchanges cause the account balance to fall below:
■	$1,500 for the A, B, C and R classes (or in the case of IRAs, $250);
■	$25,000 for the IS class.
Before an account is closed, you will be notified and allowed at least 30 days to purchase additional Shares to meet the minimum.
TAX INFORMATION
The Fund sends an IRS Form 1099 and an annual statement of your account activity to assist you in completing your federal, state and local tax returns. Fund distributions of dividends and capital gains are taxable to you whether paid in cash or reinvested in the Fund. Dividends are taxable at different rates depending on the source of dividend income. Distributions of net short-term capital gains are taxable to you as ordinary income. Distributions of net long-term capital gains are taxable to you as long-term capital gains regardless of how long you have owned your Shares.
Fund distributions are expected to be primarily capital gains. Redemptions and exchanges are taxable sales. Please consult your tax adviser regarding your federal, state and local tax liability.
FREQUENT TRADING POLICIES
Frequent or short-term trading into and out of the Fund can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund's investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors engaged in such trading may also seek to profit by anticipating changes in the Fund's NAV in advance of the time as of which NAV is calculated.
The Fund's Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund's Shares. The Fund's fair valuation procedures are intended in part to discourage short-term trading strategies by reducing the potential for these strategies to succeed. See “What Do Shares Cost?” The Fund also monitors trading in Fund Shares in an effort to identify disruptive trading activity. The Fund monitors trades into and out of the Fund within a period of 30 days or less. The Fund may also monitor trades into and out of the Fund for potentially disruptive trading activity over periods longer than 30 days. The size of Share transactions subject to monitoring varies. Where it is determined that a shareholder has exceeded the detection amounts twice within a period of 12 months, the Fund will temporarily prohibit the shareholder from making further purchases or exchanges of Fund Shares. If the shareholder continues to exceed the detection amounts for specified periods, the Fund will impose lengthier trading restrictions on the shareholder, up to and including permanently prohibiting the shareholder from making any further purchases or exchanges of Fund Shares. Whether or not the specific monitoring limits are exceeded, the Fund's management or the Adviser may determine from the amount, frequency or pattern of purchases and redemptions or exchanges that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may prohibit the shareholder from making further purchases or exchanges of Fund Shares. No matter how the Fund defines its limits on frequent trading of Fund Shares, other purchases and sales of Fund Shares may have adverse effects on the management of the Fund's portfolio and its performance.
The Fund's frequent trading restrictions do not apply to purchases and sales of Fund Shares by other Federated funds. These funds impose the same frequent trading restrictions as the Fund at their shareholder level. In addition, allocation changes of the investing Federated fund are monitored, and the managers of the recipient fund must determine that there is no disruption to their management activity. The intent of this exception is to allow investing fund managers to accommodate cash flows and other activity that result from non-abusive trading in the investing fund, without being stopped from such trading because the aggregate of such trades exceeds the monitoring limits. Nonetheless, as with any trading in Fund Shares, purchases and redemptions of Fund Shares by other Federated funds could adversely affect the management of the Fund's portfolio and its performance.
30

The Fund will not restrict transactions made on a non-discretionary basis by certain asset allocation programs, wrap programs, fund of funds, collective funds or other similar accounts that have been pre-approved by Federated (“Approved Accounts”). The Fund will continue to monitor transactions by the Approved Accounts and will seek to limit or restrict even non-discretionary transactions by Approved Accounts that are determined to be disruptive or harmful to the Fund.
The Fund's objective is that its restrictions on short-term trading should apply to all shareholders that are subject to the restrictions, regardless of the number or type of accounts in which Shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where Shares are held through intermediaries in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.
Other funds in the Federated family of funds may impose different monitoring policies or in some cases, may not monitor for frequent or short-term trading. Under normal market conditions such monitoring policies are designed to protect the funds being monitored and their shareholders and the operation of such policies and shareholder investments under such monitoring are not expected to have materially adverse impact on the Federated funds or their shareholders. If you plan to exchange your fund shares for shares of another Federated fund, please read the prospectus of that other Federated fund for more information.
PORTFOLIO HOLDINGS INFORMATION
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include identification of the Fund's top 10 holdings and a percentage breakdown of the portfolio by sector.
You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual and Semi-Annual Shareholder Reports contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
In addition, from time to time (for example, during periods of unusual market conditions), additional information regarding the Fund's portfolio holdings and/or composition may be posted to Federated's website. If and when such information is posted, its availability will be noted on, and the information will be accessible from, the home page of the website.
Who Manages the Fund?
The Board governs the Fund. The Board selects and oversees the Adviser, Federated Equity Management Company of Pennsylvania. The Adviser manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
The address of the Adviser and FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
The Adviser has delegated daily management of some or all of the Fund assets to the Sub-Adviser, Federated Global Investment Management Corp. The Fund is managed by an investment team under the leadership of Lawrence Auriana and Hans P. Utsch, Co-Heads of Investments/Federated Kaufmann who is paid by the Adviser and not by the Fund, based on the portion of securities the Sub-Adviser manages. The Sub-Adviser's address is 101 Park Avenue, 41st Floor, New York, NY 10178.
The Adviser, Sub-Adviser and other subsidiaries of Federated advise approximately 122 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $361.1 billion in assets as of December 31, 2015. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,445 employees. Federated provides investment products to approximately 8,400 investment professionals and institutions.
The Adviser advises approximately 19 equity mutual funds (including sub-advised funds) which totaled approximately $22.8 billion in assets as of December 31, 2015.
The Sub-Adviser advises approximately 19 equity mutual funds (including sub-advised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds), which totaled approximately $11.8 billion in assets as of December 31, 2015.
31

PORTFOLIO MANAGEMENT INFORMATION
The Fund is managed by the Federated Kaufmann Growth Equity Team. Portfolio Managers and Investment Analysts are members of the Team and make investment decisions with respect to a portion of the Fund's portfolio, with the oversight of Hans P. Utsch. The team members responsible for security selection make investment decisions or recommendations with respect to sectors or industries to which they are assigned.
Investment Team Member	Business Experience	Primary Role in Fund Management
Hans P. Utsch	Member of Fund's Investment Team since February 1986; Senior Portfolio Manager and Head of Kaufmann Growth Equity Team; Vice President of the Trust; joined Federated in 2001; formerly Chairman of the Board and Secretary of Edgemont Asset Management Corp., and President and Portfolio Manager to The Kaufmann Fund, Inc. (predecessor to the Kaufmann Fund) from 1984-2001; B.A., Amherst College; M.B.A., Columbia University.	Senior Portfolio Manager; sets investment strategy; security selection; and team oversight
Jonathan Art	Member of the Fund's Investment Team since May 2001; Senior Portfolio Manager and Senior Investment Analyst; joined Federated in 2001; formerly Investment Analyst with Edgemont Asset Management Corp., Adviser to The Kaufmann Fund, Inc. (predecessor to the Kaufmann Fund) from 1995-2001; B.E.S., The Johns Hopkins University; M.S., Massachusetts Institute of Technology.	Senior Portfolio Manager; security selection; research and analytical support
Mark Bauknight	Member of the Fund's Investment Team since May 2001; Senior Portfolio Manager and Senior Investment Analyst; joined Federated in 2001; formerly Investment Analyst with Edgemont Asset Management Corp., Adviser to The Kaufmann Fund, Inc. (predecessor to the Kaufmann Fund) from 1997-2001; Two B.A. degrees, University of North Carolina at Chapel Hill; M.B.A., University of Oxford.	Senior Portfolio Manager; security selection; research and analytical support
Tom M. Brakel	Member of the Fund's Investment Team since October 2003; Senior Portfolio Manager and Senior Investment Analyst; joined Federated in 2003; formerly Analyst with New Vernon Associates from 2002-2003, BioPharma Fund from 2000-2002; Mehta Partners from 1998-1999; U.S. pharmaceutical experience includes six years at Organon Inc.; M.D., Erasmus University, The Netherlands; M.B.A., Stanford University.	Senior Portfolio Manager; security selection; research and analytical support
John Ettinger	Member of the Fund's Investment Team since May 2001; Senior Portfolio Manager and Senior Investment Analyst; joined Federated in 2001; formerly Investment Analyst with Edgemont Asset Management Corp., Adviser to The Kaufmann Fund, Inc. (predecessor to the Kaufmann Fund) from 1996-2001; B.A., Duke University; received Chartered Financial Analyst designation.	Senior Portfolio Manager; security selection; research and analytical support
Barbara Miller	Member of the Fund's Investment Team since April 2002; Portfolio Manager and Senior Investment Analyst; joined Federated in 2002; formerly Vice President and Equity Analyst with Goldman Sachs from 1999-2001 and Principal/Equity Analyst with Alex Brown & Sons from 1992-1999; B.A., Brown University; M.B.A., Harvard Business School.	Portfolio Manager; security selection; research and analytical support
Steven Abrahamson	Member of the Fund's Investment Team since May 2001; Senior Investment Analyst; joined Federated in 2001; formerly Investment Analyst with Edgemont Asset Management Corp., Adviser to The Kaufmann Fund, Inc. (predecessor to the Kaufmann Fund) since 2001; B.S., Bucknell University; M.B.A., Duke University.	Senior Investment Analyst; security selection; research and analytical support
Stephen DeNichilo	Member of the Fund's Investment team since February 2012; Portfolio Manager and Senior Investment Analyst; joined Federated in 2012; formerly Senior Research Analyst with ACK Asset Management, LLC from 2010-2012 and Equity Research Analyst with Thomson, Horstmann & Bryant, Inc., from 2006-2010; B.S., Villanova University; M.B.A., Fordham University; received Chartered Financial Analyst designation.	Portfolio Manager; security selection; research and analytical support
Vivian Wohl	Member of the Fund's Investment Team since July 2002; Portfolio Manager and Senior Investment Analyst; joined Federated in 2002; formerly Investment Analyst with Edgemont Asset Management Corp., Adviser to The Kaufmann Fund, Inc. (predecessor to the Kaufmann Fund) since 1999; formerly First Vice President and Senior Analyst with Merrill Lynch from 1997-1999 and Managing Director and Senior Research Analyst with Robertson Stephens & Co. from 1987-1997; B.A., Cornell University; M.B.A., Columbia University.	Portfolio Manager; security selection; research and analytical support
The Fund's SAI provides additional information about the Portfolio Managers' compensation, management of other accounts and ownership of securities in the Fund.
32

ADVISORY FEES
The Fund's investment advisory contract provides for payment to the Adviser of an annual investment advisory fee of 1.30% of the Fund's average daily net assets. Pursuant to the settlement of certain litigation the Adviser has agreed, for a period continuing until June 30, 2022, to waive its investment advisory fee so that such fee will not exceed 1.275%. Also as part of the settlement agreement, effective July 1, 2012 and continuing until June 30, 2022, the Adviser has agreed to further waive the advisory fee by an additional 0.02%, 0.04%, 0.06% or 0.07% if the Fund's net assets exceed eight, nine, ten or twelve billion dollars, respectively. The Adviser may also voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. In this regard, the Adviser and its affiliates have also voluntarily agreed to certain “Fee Limits” as described in the footnote to the “Risk/Return Summary: Fees and Expenses” table found in the “Fund Summary” section of the Prospectus.
A discussion of the Board's review of the Fund's investment advisory contract is available in the Fund's annual and semi-annual shareholder reports for the periods ended October 31 and April 30, respectively.
Financial Information
TO BE FILED BY AMENDMENT
FINANCIAL HIGHLIGHTS
The Financial Highlights will help you understand the Fund's financial performance for its past five fiscal years. The Fund's fiscal year end is October 31. As the Fund's IS class first fiscal year will end on October 31, 2017, audited fiscal year end information is not available as of the date of this Prospectus.
The Financial Highlights information presented in this Prospectus is for the Fund's A, B, C and R classes and is for illustrative purposes only. Please note, however, that the IS class is subject to different fees and expenses than the R class and therefore the financial performance of the two share classes may differ accordingly. Some of the information is presented on a per Share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of any dividends and capital gains.
This information has been audited, with the exception of the information in the April 30, 2016 Semi-Annual report (which is unaudited), by [To be filed by Amendment], an independent registered public accounting firm, whose report, along with the Fund's audited financial statements, is included in the Annual Report.
33

Financial Highlights–Class A Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 4/30/2016	Year Ended October 31,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$6.02	$6.60	$6.59	$5.28	$4.92	$5.27
Income From Investment Operations:
Net investment income (loss)	(0.02)[1]	(0.08)[1]	(0.09)[1]	(0.05)[1]	(0.05)[1]	(0.05)[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.20)	0.46	0.98	1.78	0.50	(0.27)
TOTAL FROM INVESTMENT OPERATIONS	(0.22)	0.38	0.89	1.73	0.45	(0.32)
Less Distributions:
Distributions from net investment income	—	—	—	—	—	(0.03)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)	(0.00)[2]
TOTAL DISTRIBUTIONS	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)	(0.03)
Net Asset Value, End of Period	$4.94	$6.02	$6.60	$6.59	$5.28	$4.92
Total Return[3]	(4.61)%	6.29%	14.54%	35.63%	9.45%	(6.07)%
Ratios to Average Net Assets:
Net expenses	1.95%[4,5]	1.95%[5]	1.95%[5]	1.95%[5]	1.95%[5]	1.95%[5]
Net expenses excluding dividends and other expenses related to short sales	—	—	—	—	1.95%[5]	1.95%[5]
Net investment income (loss)	(0.95)%[4]	(1.22)%	(1.27)%	(0.82)%	(0.97)%	(0.99)%
Expense waiver/reimbursement[6]	0.06%[4]	0.05%	0.15%	0.25%	0.28%	0.29%
Supplemental Data:
Net assets, end of period (000 omitted)	$1,387,571	$1,582,916	$1,550,663	$1,508,534	$1,898,465	$1,999,940
Portfolio turnover	22%	51%	52%	63%	61%	64%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	The net expense ratios are calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95%, 1.95%, 1.95% and 1.95% for the six months ended April 30, 2016 and for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2015, and the Fund's Semi-Annual Report, dated April 30, 2016, which can be obtained free of charge.
34

Financial Highlights–Class B Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 4/30/2016	Year Ended October 31,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$5.36	$6.00	$6.10	$4.94	$4.64	$4.96
Income From Investment Operations:
Net investment income (loss)	(0.03)[1]	(0.10)[1]	(0.11)[1]	(0.07)[1]	(0.07)[1]	(0.08)[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.17)	0.42	0.89	1.65	0.46	(0.24)
TOTAL FROM INVESTMENT OPERATIONS	(0.20)	0.32	0.78	1.58	0.39	(0.32)
Less Distributions:
Distributions from net investment income	—	—	—	—	—	(0.00)[2]
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)	(0.00)[2]
TOTAL DISTRIBUTIONS	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)	(0.00)[2]
Net Asset Value, End of Period	$4.30	$5.36	$6.00	$6.10	$4.94	$4.64
Total Return[3]	(4.86)%	5.83%	13.83%	34.99%	8.72%	(6.40)%
Ratios to Average Net Assets:
Net expenses	2.49%[4,5]	2.48%[5]	2.50%[5]	2.50%[5]	2.50%[5]	2.50%[5]
Net expenses excluding dividends and other expenses related to short sales	—	—	—	—	2.50%[5]	2.50%[5]
Net investment income (loss)	(1.48)%[4]	(1.74)%	(1.81)%	(1.35)%	(1.52)%	(1.53)%
Expense waiver/reimbursement[6]	0.03%[4]	0.03%	0.11%	0.20%	0.23%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$81,185	$99,777	$123,679	$159,846	$184,726	$301,469
Portfolio turnover	22%	51%	52%	63%	61%	64%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.49%, 2.48%, 2.50%, 2.50%, 2.50% and 2.50% for the six months ended April 30, 2016 and for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2015, and the Fund's Semi-Annual Report, dated April 30, 2016, which can be obtained free of charge.
35

Financial Highlights–Class C Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 4/30/2016	Year Ended October 31,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$5.36	$6.00	$6.10	$4.94	$4.64	$4.97
Income From Investment Operations:
Net investment income (loss)	(0.03)[1]	(0.10)[1]	(0.11)[1]	(0.07)[1]	(0.07)[1]	(0.08)[1]
Net realized and unrealized gain (loss) on investments, futures contracts and foreign currency transactions	(0.17)	0.42	0.89	1.65	0.46	(0.24)
TOTAL FROM INVESTMENT OPERATIONS	(0.20)	0.32	0.78	1.58	0.39	(0.32)
Less Distributions:
Distributions from net investment income	—	—	—	—	—	(0.01)
Distributions from net realized gain on investments, futures contracts and foreign currency transactions	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)	(0.00)[2]
TOTAL DISTRIBUTIONS	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)	(0.01)
Net Asset Value, End of Period	$4.30	$5.36	$6.00	$6.10	$4.94	$4.64
Total Return[3]	(4.82)%	5.86%	13.83%	34.99%	8.72%	(6.53)%
Ratios to Average Net Assets:
Net expenses	2.49%[4,5]	2.48%[5]	2.50%[5]	2.50%[5]	2.50%[5]	2.50%[5]
Net expenses excluding dividends and other expenses related to short sales	—	—	—	—	2.50%[5]	2.50%[5]
Net investment income (loss)	(1.48)%[4]	(1.75)%	(1.81)%	(1.39)%	(1.52)%	(1.53)%
Expense waiver/reimbursement[6]	0.03%[4]	0.03%	0.11%	0.20%	0.23%	0.24%
Supplemental Data:
Net assets, end of period (000 omitted)	$362,149	$418,926	$427,755	$431,327	$392,886	$494,457
Portfolio turnover	22%	51%	52%	63%	61%	64%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on an annualized basis.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 2.49%, 2.48%, 2.50%, 2.50%, 2.50% and 2.50% for the six months ended April 30, 2016 and for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2015, and the Fund's Semi-Annual Report, dated April 30, 2016, which can be obtained free of charge.
36

Financial Highlights–Class R Shares
(For a Share Outstanding Throughout Each Period)
	Six Months Ended (unaudited) 4/30/2016	Year Ended October 31,
		2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$6.03	$6.61	$6.60	$5.28	$4.93	$5.27
Income From Investment Operations:
Net investment income (loss)	(0.02)[1]	(0.08)[1]	(0.08)[1]	(0.05)[1]	(0.05)[1]	(0.05)[1]
Net realized and unrealized gain (loss) on investments, futures contract and foreign currency transactions	(0.20)	0.46	0.97	1.79	0.49	(0.26)
TOTAL FROM INVESTMENT OPERATIONS	(0,22)	0.38	0.89	1.74	0.44	(0.31)
Less Distributions:
Distributions from net investment income	—	—	—	—	—	(0.03)
Distributions from net realized gain on investment, futures contracts and foreign currency transactions	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)	(0.00)[2]
TOTAL DISTRIBUTIONS	(0.86)	(0.96)	(0.88)	(0.42)	(0.09)	(0.03)
Net Asset Value, End of Period	$4.95	$6.03	$6.61	$6.60	$5.28	$4.93
Total Return[3]	(4.60)%	6.28%	14.52%	35.81%	9.23%	(5.88)%
Ratios to Average Net Assets:
Net expenses	1.95%[4,5]	1.95%[4,5]	1.95%[4,5]	1.95%[4,5]	1.95%[4,5]	1.95%[4,5]
Net expenses excluding dividends and other expenses related to short sales	—	—	—	—	1.95%[4,5]	1.95%[4,5]
Net investment income (loss)	(0.95)%[4]	(1.22)% [4]	(1.27)% [4]	(0.85)% [4]	(0.97)% [4]	(0.99)% [4]
Expense waiver/reimbursement[6]	0.30%[4]	0.29%[4]	0.38%[4]	0.48%[4]	0.52%[4]	0.54%[4]
Supplemental Data:
Net assets, end of period (000 omitted)	$3,151,346	$3,452,182	$3,497,459	$3,358,658	$2,878,476	$3,001,225
Portfolio turnover	22%	51%	52%	63%	61%	64%
1	Per share numbers have been calculated using the average shares method.
2	Represents less than $0.01.
3	Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods of less than one year are not annualized.
4	Computed on annualized basis.
5	The net expense ratio is calculated without reduction for fees paid indirectly for expense offset arrangements. The net expense ratios are 1.95%, 1.95%, 1.95%, 1.95%, 1.95% and 1.95%, for the six months ended April 30, 2016 and for the years ended October 31, 2015, 2014, 2013, 2012 and 2011, respectively, after taking into account these expense reductions.
6	This expense decrease is reflected in both the net expense and the net investment income (loss) ratios shown above.
Further information about the Fund's performance is contained in the Fund's Annual Report, dated October 31, 2015, and the Fund's Semi-Annual Report, dated April 30, 2016, which can be obtained free of charge.
37

Appendix A: Hypothetical Investment and Expense Information
The following charts provide additional hypothetical information about the effect of the Fund's expenses, including investment advisory fees and other Fund costs, on the Fund's assumed returns over a 10-year period. Each chart shows the estimated expenses that would be incurred in respect of a hypothetical investment of $10,000, assuming a 5% return each year, and no redemption of Shares. Each chart also assumes that the Fund's annual expense ratio stays the same throughout the 10-year period (except the B class, which converts to the A class after you have held them for eight years) and that all dividends and distributions are reinvested. The annual expense ratios used in each chart are the same as stated in the “Fees and Expenses” table of this Prospectus (and thus may not reflect any fee waiver or expense reimbursement currently in effect). The maximum amount of any sales charge that might be imposed on the purchase of Shares (and deducted from the hypothetical initial investment of $10,000; the “Front-End Sales Charge”) is reflected in the “Hypothetical Expenses” column. The hypothetical investment information does not reflect the effect of charges (if any) normally applicable to redemptions of Shares (e.g., deferred sales charges, redemption fees). Mutual fund returns, as well as fees and expenses, may fluctuate over time, and your actual investment returns and total expenses may be higher or lower than those shown below.
FEDERATED KAUFMANN FUND - A CLASS
ANNUAL EXPENSE RATIO: 2.04%
MAXIMUM FRONT-END SALES CHARGE: 5.50%
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$472.50	$9,922.50	$745.63	$9,729.72
2	$9,729.72	$486.49	$10,216.21	$201.42	$10,017.72
3	$10,017.72	$500.89	$10,518.61	$207.39	$10,314.24
4	$10,314.24	$515.71	$10,829.95	$213.52	$10,619.54
5	$10,619.54	$530.98	$11,150.52	$219.84	$10,933.88
6	$10,933.88	$546.69	$11,480.57	$226.35	$11,257.52
7	$11,257.52	$562.88	$11,820.40	$233.05	$11,590.74
8	$11,590.74	$579.54	$12,170.28	$239.95	$11,933.83
9	$11,933.83	$596.69	$12,530.52	$247.05	$12,287.07
10	$12,287.07	$614.35	$12,901.42	$254.37	$12,650.77
Cumulative		$5,406.72		$2,788.57

FEDERATED KAUFMANN FUND - B CLASS
ANNUAL EXPENSE RATIO: 2.55%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$258.12	$10,245.00
2	$10,245.00	$512.25	$10,757.25	$264.45	$10,496.00
3	$10,496.00	$524.80	$11,020.80	$270.93	$10,753.15
4	$10,753.15	$537.66	$11,290.81	$277.56	$11,016.60
5	$11,016.60	$550.83	$11,567.43	$284.36	$11,286.51
6	$11,286.51	$564.33	$11,850.84	$291.33	$11,563.03
7	$11,563.03	$578.15	$12,141.18	$298.47	$11,846.32
8	$11,846.32	$592.32	$12,438.64	$305.78	$12,136.55
Converts from Class B to Class A				Annual Expense Ratio: 2.04%
9	$12,136.55	$606.83	$12,743.38	$251.25	$12,495.79
10	$12,495.79	$624.79	$13,120.58	$258.69	$12,865.67
Cumulative		$5,591.96		$2,760.94

38

FEDERATED KAUFMANN FUND - C CLASS
ANNUAL EXPENSE RATIO: 2.55%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$258.12	$10,245.00
2	$10,245.00	$512.25	$10,757.25	$264.45	$10,496.00
3	$10,496.00	$524.80	$11,020.80	$270.93	$10,753.15
4	$10,753.15	$537.66	$11,290.81	$277.56	$11,016.60
5	$11,016.60	$550.83	$11,567.43	$284.36	$11,286.51
6	$11,286.51	$564.33	$11,850.84	$291.33	$11,563.03
7	$11,563.03	$578.15	$12,141.18	$298.47	$11,846.32
8	$11,846.32	$592.32	$12,438.64	$305.78	$12,136.55
9	$12,136.55	$606.83	$12,743.38	$313.27	$12,433.90
10	$12,433.90	$621.70	$13,055.60	$320.95	$12,738.53
Cumulative		$5,588.87		$2,885.22

FEDERATED KAUFMANN FUND - R CLASS
ANNUAL EXPENSE RATIO: 2.28%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$231.10	$10,272.00
2	$10,272.00	$513.60	$10,785.60	$237.39	$10,551.40
3	$10,551.40	$527.57	$11,078.97	$243.84	$10,838.40
4	$10,838.40	$541.92	$11,380.32	$250.48	$11,133.20
5	$11,133.20	$556.66	$11,689.86	$257.29	$11,436.02
6	$11,436.02	$571.80	$12,007.82	$264.29	$11,747.08
7	$11,747.08	$587.35	$12,334.43	$271.48	$12,066.60
8	$12,066.60	$603.33	$12,669.93	$278.86	$12,394.81
9	$12,394.81	$619.74	$13,014.55	$286.45	$12,731.95
10	$12,731.95	$636.60	$13,368.55	$294.24	$13,078.26
Cumulative		$5,658.57		$2,615.42
39

FEDERATED KAUFMANN FUND - IS CLASS
ANNUAL EXPENSE RATIO: 1.57%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$159.69	$10,343.00
2	$10,343.00	$517.15	$10,860.15	$165.17	$10,697.76
3	$10,697.76	$534.89	$11,232.65	$170.84	$11,064.69
4	$11,064.69	$553.23	$11,617.92	$176.69	$11,444.21
5	$11,444.21	$572.21	$12,016.42	$182.76	$11,836.75
6	$11,836.75	$591.84	$12,428.59	$189.02	$12,242.75
7	$12,242.75	$612.14	$12,854.89	$195.51	$12,662.68
8	$12,662.68	$633.13	$13,295.81	$202.21	$13,097.01
9	$13,097.01	$654.85	$13,751.86	$209.15	$13,546.24
10	$13,546.24	$677.31	$14,223.55	$216.32	$14,010.88
Cumulative		$5,846.75		$1,867.36
40

An SAI dated December 31, 2016, is incorporated by reference into this Prospectus. Additional information about the Fund and its investments is contained in the Fund's SAI and Annual and Semi-Annual Reports to shareholders as they become available. The Annual Report's Management's Discussion of Fund Performance discusses market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. To obtain the SAI, Annual Report, Semi-Annual Report and other information without charge, and to make inquiries, call your financial intermediary or the Fund at 1-800-341-7400.
These documents, as well as additional information about the Fund (including portfolio holdings, performance and distributions), are also available on Federated's website at FederatedInvestors.com.
You can obtain information about the Fund (including the SAI) by writing to or visiting the SEC's Public Reference Room in Washington, DC. You may also access Fund information from the EDGAR Database on the SEC's website at www.sec.gov. You can purchase copies of this information by contacting the SEC by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549. Call 1-202-551-8090 for information on the Public Reference Room's operations and copying fees.
Federated Kaufmann Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Investment Company Act File No. 811-4017
CUSIP 314172677
CUSIP 314172669
CUSIP 314172651
CUSIP 314172644
CUSIP TBD
26103 (12/16)
Federated is a registered trademark of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Statement of Additional Information
December 31, 2016
Share Class	Ticker
A	KAUAX
B	KAUBX
C	KAUCX
R	KAUFX
Institutional	TBD
Federated Kaufmann Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
26105 (12/16)
Federated is a registered trademark
of Federated Investors, Inc.
2016 ©Federated Investors, Inc.
Federated Kaufmann Fund

A Portfolio of Federated Equity Funds

This Statement of Additional Information (SAI) is not a Prospectus. Read this SAI in conjunction with the Prospectuses for Federated Kaufmann Fund (“Fund”), dated December 31, 2016.
This SAI incorporates by reference the Fund's Annual Reports. Obtain the Prospectuses or the Annual Reports without charge by calling 1-800-341-7400.

Contents
1	How is the Fund Organized?
1	What are the Fund's Investment Strategies?
1	Securities in Which the Fund Invests
11	Investment Risks
13	Investment Objective and Investment Limitations
14	What Do Shares Cost?
17	How is the Fund Sold?
20	Purchases In-Kind
20	Subaccounting Services
20	Redemption In-Kind
20	Massachusetts Partnership Law
21	Account and Share Information
21	Tax Information
22	Who Manages and Provides Services to the Fund?
40	Financial Information
40	Investment Ratings
45	Addresses
46	Appendix

How is the Fund Organized?
The Fund is a diversified portfolio of Federated Equity Funds (“Trust”). The Trust is an open-end, management investment company that was established under the laws of the Commonwealth of Massachusetts on April 17, 1984. The Trust may offer separate series of shares representing interests in separate portfolios of securities.
The Fund is the successor to The Kaufmann Fund, Inc. (“Kaufmann Fund”) pursuant to a reorganization that took place on or about April 20, 2001. Prior to that date, the Fund had no investment operations. Accordingly, the performance information and financial information provided in the Prospectus and this SAI for periods prior to April 20, 2001, is historical information of the Kaufmann Fund. The Kaufmann Fund was managed by Edgemont Asset Management Corp. (“Edgemont”) and had the same investment objectives and strategies as the Fund and substantially the same investment policies as the Fund. Kaufmann Fund shareholders received Class K Shares of the Fund as a result of the reorganization. The Fund' Class K Shares were renamed Class R Shares, effective December 31, 2010.
The Board of Trustees (the “Board”) has established five classes of shares of the Fund, known as Class A, Class B, Class C, Class R and Institutional Shares (“Shares”). This SAI relates to all classes of Shares. The Fund's investment adviser is Federated Equity Management Company of Pennsylvania and the Fund's sub-adviser is Federated Global Investment Management Corp. (collectively, the “Adviser”).
What are the Fund's Investment Strategies?
The Fund may invest in the securities listed in this SAI as part of its non-principal investment strategy. For example, the Fund may seek to provide exposure to certain other securities, such as warrants and convertible securities. The Fund's cash position will normally be invested in traditional cash investments such as money market funds, U.S. Treasury Bills or repurchase agreements.
Securities in Which the Fund Invests
The principal securities or other investments in which the Fund invests are described in the Fund's Prospectus. The Fund also may invest in securities or other investments as non-principal investments for any purpose that is consistent with its investment objective. The following information is either additional information in respect of a principal security or other investment referenced in the Prospectus or information in respect of a non-principal security or other investment (in which case there is no related disclosure in the Prospectus).
Securities Descriptions and Techniques
Equity Securities
Equity securities represent a share of an issuer's earnings and assets, after the issuer pays its liabilities. The Fund cannot predict the income it will receive from equity securities because issuers generally have discretion as to the payment of any dividends or distributions. However, equity securities offer greater potential for appreciation than many other types of securities, because their value increases directly with the value of the issuer's business. The following describes the types of equity securities in which the Fund invests.
Preferred Stocks
Preferred stocks have the right to receive specified dividends or distributions before the issuer makes payments on its common stock. Some preferred stocks also participate in dividends and distributions paid on common stock. Preferred stocks may also permit the issuer to redeem the stock. The Fund may also treat such redeemable preferred stock as a fixed-income security.
Interests in Other Limited Liability Companies
Entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States may issue securities comparable to common or preferred stock.
Real Estate Investment Trusts (REITs)
REITs are real estate investment trusts that lease, operate and finance commercial real estate. REITs are exempt from federal corporate income tax if they limit their operations and distribute most of their income. Such tax requirements limit a REIT's ability to respond to changes in the commercial real estate market.

Warrants
Up to 5% of the Fund's assets may be invested in warrants. Warrants give the Fund the option to buy the issuer's equity securities at a specified price (the “exercise price”) at a specified future date (the “expiration date”). The Fund may buy the designated securities by paying the exercise price before the expiration date. Warrants may become worthless if the price of the stock does not rise above the exercise price by the expiration date. This increases the market risks of warrants as compared to the underlying security. Rights are the same as warrants, except companies typically issue rights to existing stockholders.
Depositary Receipts (A Type of Foreign Equity Security)
Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs) and International Depositary Receipts (IDRs) are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing.
Fixed-Income Securities
Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or may be adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time. Fixed-income securities provide more regular income than equity securities. However, the returns on fixed-income securities are limited and normally do not increase with the issuer's earnings. This limits the potential appreciation of fixed-income securities as compared to equity securities.
A security's yield measures the annual income earned on a security as a percentage of its price. A security's yield will increase or decrease depending upon whether it costs less (a “discount”) or more (a “premium”) than the principal amount. If the issuer may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
The following describes the types of fixed-income securities in which the Fund invests.
Treasury Securities (A Fixed-Income Security)
Treasury securities are direct obligations of the federal government of the United States. Treasury securities are generally regarded as having minimal credit risks. The Fund may receive Treasury securities as collateral on portfolio securities, loans and may invest in Treasury securities on a short-term basis.
Government Securities (A Fixed-Income Security)
Government securities are issued or guaranteed by a federal agency or instrumentality acting under federal authority. Some government securities, including those issued by the Government National Mortgage Association (“Ginnie Mae”), are supported by the full faith and credit of the United States and are guaranteed only as to the timely payment of interest and principal.
Other government securities receive support through federal subsidies, loans or other benefits but are not backed by the full faith and credit of the United States. For example, the U.S. Treasury is authorized to purchase specified amounts of securities issued by (or otherwise make funds available to) the Federal Home Loan Bank System, Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”) and Tennessee Valley Authority in support of such obligations.
Some government agency securities have no explicit financial support, and are supported only by the credit of the applicable agency, instrumentality or corporation. The U.S. government has provided financial support to Freddie Mac and Fannie Mae, but there is no assurance that it will support these or other agencies in the future.
The Fund treats mortgage-backed securities guaranteed by a federal agency or instrumentality as government securities. Although such a guarantee helps protect against credit risk, it does not eliminate it entirely or reduce other risks.
Additional Information Related to Freddie Mac and Fannie Mae. The extreme and unprecedented volatility and disruption that impacted the capital and credit markets beginning in 2008 led to market concerns regarding the ability of Freddie Mac and Fannie Mae to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (FHFA). Under the plan of conservatorship, the FHFA assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors and the officers of

Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator's appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator.
In connection with the actions taken by the FHFA, the Treasury has entered into certain preferred stock purchase agreements (SPAs) with each of Freddie Mac and Fannie Mae which establish the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae. The senior preferred stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae. Although the SPAs are subject to amendment from time to time, currently the Treasury is obligated to provide such financial contributions up to an aggregate maximum amount determined by a formula set forth in the SPAs, and until such aggregate maximum amount is reached, there is not a specific end date to the Treasury's obligations.
The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator, the restrictions placed on Freddie Mac's and Fannie Mae's operations and activities under the SPAs, market responses to developments at Freddie Mac and Fannie Mae, downgrades or upgrades in the credit ratings assigned to Freddie Mac and Fannie Mae by nationally recognized statistical rating organizations (NRSROs) or ratings services, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any securities guaranteed by Freddie Mac and Fannie Mae.
In addition, the future of Freddie Mac and Fannie Mae, and other U.S. government-sponsored enterprises that are not backed by the full faith and credit of the U.S. government (GSEs), remains in question as the U.S. government continues to consider options ranging from structural reform, nationalization, privatization, or consolidation, to outright elimination. The issues that have led to significant U.S. government support for Freddie Mac and Fannie Mae have sparked serious debate regarding the continued role of the U.S. government in providing mortgage loan liquidity.
Corporate Debt Securities (A Fixed-Income Security)
Corporate debt securities are fixed-income securities issued by businesses. Notes, bonds, debentures and commercial paper are the most prevalent types of corporate debt securities. The Fund may also purchase interests in bank loans to companies. The credit risks of corporate debt securities vary widely among issuers.
In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment. For example, higher ranking (“senior”) debt securities have a higher priority than lower ranking (“subordinated”) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities. Some subordinated securities, such as trust preferred and capital securities notes, also permit the issuer to defer payments under certain circumstances. For example, insurance companies issue securities known as surplus notes that permit the insurance company to defer any payment that would reduce its capital below regulatory requirements.
Commercial Paper (A Type of Corporate Debt Security)
Commercial paper is an issuer's obligation with a maturity of less than nine months. Companies typically issue commercial paper to pay for current expenditures. Most issuers constantly reissue their commercial paper and use the proceeds (or bank loans) to repay maturing paper. If the issuer cannot continue to obtain liquidity in this fashion, its commercial paper may default. The short maturity of commercial paper reduces both the market and credit risks as compared to other debt securities of the same issuer.
Bank Instruments (A Fixed-Income Security)
Bank instruments are unsecured interest bearing deposits with banks. Bank instruments include bank accounts, time deposits, certificates of deposit and banker's acceptances. Yankee instruments are denominated in U.S. dollars and issued by U.S. branches of foreign banks. Eurodollar instruments are denominated in U.S. dollars and issued by non-U.S. branches of U.S. or foreign banks.
Convertible Securities (A Fixed-Income Security)
Convertible securities are fixed-income securities or preferred stocks that the Fund has the option to exchange for equity securities at a specified conversion price. The option allows the Fund to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Fund may hold fixed-income securities that are convertible into shares of common stock at a conversion price of $10 per share. If the market value of the shares of common stock reached $12, the Fund could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Fund to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.
The Fund treats convertible securities as both fixed-income and equity securities for purposes of its investment policies and limitations, because of their unique characteristics.
Demand Instruments (A Type of Corporate Debt Security)
Demand instruments are corporate debt securities that require the issuer or a third party, such as a dealer or bank (the “Demand Provider”), to repurchase the security for its face value upon demand. Some demand instruments are “conditional,” so that the occurrence of certain conditions relieves the Demand Provider of its obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider's obligation to repurchase the security can terminate. The Fund treats demand instruments as short-term securities, even though their stated maturity may extend beyond one year.
Foreign Government Securities (A Type of Foreign Fixed-Income Security)
Foreign government securities generally consist of fixed-income securities supported by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt obligations of supranational entities, such as international organizations designed or supported by governmental entities to promote economic reconstruction or development, international banking institutions and related government agencies. Examples of these include, but are not limited to, the International Bank for Reconstruction and Development (the “World Bank”), the Asian Development Bank, the European Investment Bank and the Inter-American Development Bank.
Foreign government securities also include fixed-income securities of quasi-governmental agencies that are either issued by entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's full faith and credit. Further, foreign government securities include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies.
Derivative Contracts
Derivative contracts are financial instruments that require payments based upon changes in the values of designated securities, commodities, currencies, indices, or other assets or instruments including other derivative contracts, (each a “Reference Instrument” and collectively, “Reference Instruments”). Each party to a derivative contract may sometimes be referred to as a counterparty. Some derivative contracts require payments relating to an actual, future trade involving the Reference Instrument. These types of derivatives are frequently referred to as “physically settled” derivatives. Other derivative contracts require payments relating to the income or returns from, or changes in the market value of, a Reference Instrument. These types of derivatives are known as “cash-settled” derivatives, since they require cash payments in lieu of delivery of the Reference Instrument.
Many derivative contracts are traded on securities or commodities exchanges. In this case, the exchange sets all the terms of the contract except for the price. Investors make payments due under their contracts through the exchange. Most exchanges require investors to maintain margin accounts through their brokers to cover their potential obligations to the exchange. Parties to the contract make (or collect) daily payments to the margin accounts to reflect losses (or gains) in the value of their contracts. This protects investors against potential defaults by the other party to the contract. Trading contracts on an exchange also allows investors to close out their contracts by entering into offsetting contracts.
For example, the Fund could close out an open contract to buy an asset at a future date by entering into an offsetting contract to sell the same asset on the same date. If the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. Exchanges may limit the amount of open contracts permitted at any one time. Such limits may prevent the Fund from closing out a position. If this happens, the Fund will be required to keep the contract open (even if it is losing money on the contract), and to make any payments required under the contract (even if it has to sell portfolio securities at unfavorable prices to do so). Inability to close out a contract could also harm the Fund by preventing it from disposing of or trading any assets it has been using to secure its obligations under the contract.
The Fund may also trade derivative contracts over-the-counter (OTC) in transactions negotiated directly between the Fund and a financial institution. OTC contracts do not necessarily have standard terms, so they may be less liquid and more difficult to close-out than exchange-traded contracts. In addition, OTC contracts with more specialized terms may be more difficult to value than exchange-traded contracts, especially in times of financial stress.

The market for swaps and other OTC derivatives was largely unregulated prior to the enactment of federal legislation known as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Regulations enacted by the Commodity Futures Trading Commission (the CFTC) under the Dodd-Frank Act require the Fund to clear certain swap contracts through a clearing house or central counterparty (a CCP).
To clear a swap through the CCP, the Fund will submit the contract to, and post margin with, a futures commission merchant (FCM) that is a clearing house member. The Fund may enter into the swap with a financial institution other than the FCM and arrange for the contract to be transferred to the FCM for clearing, or enter into the contract with the FCM itself. If the Fund must centrally clear a transaction, the CFTC's regulations also generally require that the swap be executed on a registered exchange or through a market facility that is known as a swap execution facility or SEF. Central clearing is presently required only for certain swaps, and the CFTC is expected to impose a mandatory central clearing requirement for additional derivative instruments over time.
The CCP, SEF and FCM are all subject to regulatory oversight by the CFTC. In addition, most derivative market participants are now regulated as swap dealers or major swap participants and are subject to certain minimum capital and margin requirements and business conduct standards. Similar regulatory requirements are expected to apply to derivative contracts that are subject to the jurisdiction of the SEC, although the SEC has not yet finalized its regulations. In addition, uncleared OTC swaps will be subject to regulatory collateral requirements that could adversely affect the Fund's ability to enter into swaps in the OTC market. These developments could cause the Fund to terminate new or existing swap agreements or to realize amounts to be received under such instruments at an inopportune time.
Until the mandated rulemaking and regulations are implemented completely, it will not be possible to determine the complete impact of the Dodd-Frank Act and related regulations on the Fund.
Depending on how the Fund uses derivative contracts and the relationships between the market value of a derivative contract and the Reference Instrument, derivative contracts may increase or decrease the Fund's exposure to the risks of the Reference Instrument, and may also expose the Fund to liquidity and leverage risks. OTC contracts also expose the Fund to credit risks in the event that a counterparty defaults on the contract, although this risk may be mitigated by submitting the contract for clearing through a CCP.
The Fund may invest in a derivative contract if it is permitted to own, invest in, or otherwise have economic exposure to the Reference Instrument. The Fund is not required to own a Reference Instrument in order to buy or sell a derivative contract relating to that Reference Instrument. The Fund may trade in the following specific types and/or combinations of derivative contracts:
Futures Contracts (A Type of Derivative)
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a Reference Instrument at a specified price, date and time. Entering into a contract to buy a Reference Instrument is commonly referred to as buying a contract or holding a long position in the asset. Entering into a contract to sell a Reference Instrument is commonly referred to as selling a contract or holding a short position in the Reference Instrument. Futures contracts are considered to be commodity contracts. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund and, therefore, is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts. The Fund can buy or sell financial futures (such as interest rate futures, index futures and security futures), as well as, currency futures and currency forward contracts.
Interest-Rate Futures
An interest-rate futures contract is an exchange-traded contract for which the Reference Instrument is an interest-bearing fixed-income security or an inter-bank deposit. Two examples of common interest rate futures contracts are U.S. Treasury futures contracts and Eurodollar futures contracts. The Reference Instrument for a U.S. Treasury futures contract is a U.S. Treasury security. The Reference Instrument for a Eurodollar futures contract is the London Interbank Offered Rate (commonly referred to as LIBOR); Eurodollar futures contracts enable the purchaser to obtain a fixed rate for the lending of Funds over a stated period of time and the seller to obtain a fixed rate for a borrowing of funds over that same period.
Index Futures
An index futures contract is an exchange-traded contract to make or receive a payment based upon changes in the value of an index. An index is a statistical composite that measures changes in the value of designated Reference Instruments. An index is usually computed by a sum product of a list of the designated Reference Instruments' current prices and a list of weights assigned to these Reference Instruments.

Security Futures
A security futures contract is an exchange-traded contract to purchase or sell in the future a specific quantity of a security (other than a Treasury security) or a narrow-based securities index at a certain price. Presently, the only available security futures contracts use shares of a single equity security as the Reference Instrument. However, it is possible that in the future security futures contracts will be developed that use a single fixed-income security as the Reference Instrument.
Currency Futures and Currency Forward Contracts (Types of Futures Contracts)
A currency futures contract is an exchange-traded contract to buy or sell a particular currency at a specific price at some time in the future (commonly three months or more). A currency forward contract is not an exchange-traded contract and represents an obligation to purchase or sell a specific currency at a future date, at a price set at the time of the contract and for a period agreed upon by the parties which may be either a window of time or a fixed number of days from the date of the contract. Currency futures and forward contracts are highly volatile, with a relatively small price movement potentially resulting in substantial gains or losses to the Fund. Additionally, the Fund may lose money on currency futures and forward contracts if changes in currency rates do not occur as anticipated or if the Fund's counterparty to the contract were to default.
Option Contracts (A Type of Derivative)
Option contracts (also called “options”) are rights to buy or sell a Reference Instrument for a specified price (the “exercise price”) during, or at the end of, a specified period. The seller (or “writer”) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options may be bought or sold on a wide variety of Reference Instruments. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts.
The Fund may buy and/or sell the following types of options:
Call Options
A call option gives the holder (buyer) the right to buy the Reference Instrument from the seller (writer) of the option. The Fund may use call options in the following ways:
■	Buy call options on a Reference Instrument in anticipation of an increase in the value of the Reference Instrument; and
■	Write call options on a Reference Instrument to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the Reference Instrument. If the Fund writes a call option on a Reference Instrument that it owns and that call option is exercised, the Fund foregoes any possible profit from an increase in the market price of the Reference Instrument over the exercise price plus the premium received.
Put Options
A put option gives the holder the right to sell the Reference Instrument to the writer of the option. The Fund may use put options in the following ways:
■	Buy put options on a Reference Instrument in anticipation of a decrease in the value of the Reference Instrument; and
■	Write put options on a Reference Instrument to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the Reference Instrument. In writing puts, there is a risk that the Fund may be required to take delivery of the Reference Instrument when its current market price is lower than the exercise price.
The Fund may also buy or write options, as needed, to close out existing option positions.
Finally, the Fund may enter into combinations of options contracts in an attempt to benefit from changes in the prices of those options contracts (without regard to changes in the value of the Reference Instrument).
Swap Contracts (A Type of Derivative)
A swap contract (also known as a “swap”) is a type of derivative contract in which two parties agree to pay each other (swap) the returns derived from Reference Instruments. Most swaps do not involve the delivery of the underlying assets by either party, and the parties might not own the Reference Instruments. The payments are usually made on a net basis so that, on any given day, the Fund would receive (or pay) only the amount by which its payment under the contract is less than (or exceeds) the amount of the other party's payment. Swap agreements are sophisticated instruments that can take many different forms and are known by a variety of names. Common swap agreements that the Fund may use include:

Interest Rate Swaps
Interest rate swaps are contracts in which one party agrees to make regular payments equal to a fixed or floating interest rate times a stated principal amount (commonly referred to as a “notional principal amount”) in return for payments equal to a different fixed or floating rate times the same principal amount, for a specific period. For example, a $10 million London Interbank Offered Rate (commonly referred to as LIBOR) swap would require one party to pay the equivalent of the London Interbank Offered Rate of interest (which fluctuates) on $10 million principal amount in exchange for the right to receive the equivalent of a stated fixed rate of interest on $10 million principal amount.
Caps and Floors (A Type of Swap Contract)
Caps and Floors are contracts in which one party agrees to make payments only if an interest rate or index goes above (Cap) or below (Floor) a certain level in return for a fee from the other party.
Total Return Swaps
A total return swap is an agreement between two parties whereby one party agrees to make payments of the total return from a Reference Instrument (or a basket of such instruments) during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another Reference Instrument. Alternately, a total return swap can be structured so that one party will make payments to the other party if the value of a Reference Instrument increases, but receive payments from the other party if the value of that instrument decreases.
Credit Default Swaps
A credit default swap (CDS) is an agreement between two parties whereby one party (the “Protection Buyer”) agrees to make payments over the term of the CDS to the other party (the “Protection Seller”), provided that no designated event of default, restructuring or other credit related event (each a “Credit Event”) occurs with respect to Reference Instrument that is usually a particular bond, loan or the unsecured credit of an issuer, in general (the “Reference Obligation”). Many CDS are physically settled, which means that if a Credit Event occurs, the Protection Seller must pay the Protection Buyer the full notional value, or “par value,” of the Reference Obligation in exchange for delivery by the Protection Buyer of the Reference Obligation or another similar obligation issued by the issuer of the Reference Obligation (the “Deliverable Obligation”). The Counterparties agree to the characteristics of the Deliverable Obligation at the time that they enter into the CDS. Alternately, a CDS can be “cash-settled,” which means that upon the occurrence of a Credit Event, the Protection Buyer will receive a payment from the Protection Seller equal to the difference between the par amount of the Reference Obligation and its market value at the time of the Credit Event. The Fund may be either the Protection Buyer or the Protection Seller in a CDS. If the Fund is a Protection Buyer and no Credit Event occurs, the Fund will lose its entire investment in the CDS (i.e., an amount equal to the payments made to the Protection Seller over the term of the CDS). However, if a Credit Event occurs, the Fund (as Protection Buyer) will deliver the Deliverable Obligation and receive a payment equal to the full notional value of the Reference Obligation, even though the Reference Obligation may have little or no value. If the Fund is the Protection Seller and no Credit Event occurs, the Fund will receive a fixed rate of income throughout the term of the CDS. However, if a Credit Event occurs, the Fund (as Protection Seller) will pay the Protection Buyer the full notional value of the Reference Obligation and receive the Deliverable Obligation from the Protection Buyer. A CDS may involve greater risks than if the Fund invested directly in the Reference Obligation. For example, a CDS may increase credit risk since the Fund has exposure to both the issuer of the Reference Obligation and the Counterparty to the CDS.
Currency Swaps
Currency swaps are contracts which provide for interest payments in different currencies. The parties might agree to exchange the notional principal amounts of the currencies as well (commonly called a “foreign exchange swap”).
Other Investments, Transactions, Techniques
Hybrid Instruments
Hybrid instruments combine elements of two different kinds of securities or financial instruments (such as a derivative contract). Frequently, the value of a hybrid instrument is determined by reference to changes in the value of a Reference Instrument (that is a designated security, commodity, currency, index or other asset or instrument including a derivative contract). Hybrid instruments can take on many forms including, but not limited to, the following forms. First, a common form of a hybrid instrument combines elements of a derivative contract with those of another security (typically a fixed-income security). In this case all or a portion of the interest or principal payable on a hybrid security is determined by reference to changes in the price of a Reference Instrument. Second, a hybrid instrument may also combine elements of a fixed-income security and an equity security. Third, hybrid instruments may include convertible securities with conversion terms related to a Reference Instrument.

Depending on the type and terms of the hybrid instrument, its risks may reflect a combination of the risks of investing in the Reference Instrument with the risks of investing in other securities, currencies and derivative contracts. Thus, an investment in a hybrid instrument may entail significant risks in addition to those associated with traditional securities or the Reference Instrument. Hybrid instruments are also potentially more volatile than traditional securities or the Reference Instrument. Moreover, depending on the structure of the particular hybrid, it may expose the Fund to leverage risks or carry liquidity risks.
Credit Linked Note (A Type of Hybrid Instrument)
A credit linked note (CLN) is a type of hybrid instrument in which a special purpose entity issues a structured note (the “Note Issuer”) with respect to which the Reference Instrument is a single bond, a portfolio of bonds, or the unsecured credit of an issuer, in general (each a “Reference Credit”). The purchaser of the CLN (the “Note Purchaser”) invests a par amount and receives a payment during the term of the CLN that equals a fixed or floating rate of interest equivalent to a high rated funded asset (such as a bank certificate of deposit) plus an additional premium that relates to taking on the credit risk of the Reference Credit. Upon maturity of the CLN, the Note Purchaser will receive a payment equal to: (i) the original par amount paid to the Note Issuer, if there is no occurrence of a designated event of default, restructuring or other credit event (each a “Credit Event”) with respect to the issuer of the Reference Credit; or (ii) the market value of the Reference Credit, if a Credit Event has occurred. Depending upon the terms of the CLN, it is also possible that the Note Purchaser may be required to take physical delivery of the Reference Credit in the event of a Credit Event. Most credit linked notes use a corporate bond (or a portfolio of corporate bonds) as the Reference Credit. However, almost any type of fixed-income security (including foreign government securities), index or derivative contract (such as a credit default swap) can be used as the Reference Credit.
Equity Linked Note (A Type of Hybrid Instrument)
An equity linked note (ELN) is a type of hybrid instrument that provides the noteholder with exposure to a single equity security, a basket of equity securities, or an equity index (the “Reference Equity Instrument”). Typically, an ELN pays interest at agreed rates over a specified time period and, at maturity, either converts into shares of a Reference Equity Instrument or returns a payment to the noteholder based on the change in value of a Reference Equity Instrument.
Repurchase Agreements
Repurchase agreements are transactions in which the Fund buys a security from a dealer or bank and agrees to sell the security back at a mutually agreed-upon time and price. The repurchase price exceeds the sale price, reflecting the Fund's return on the transaction. This return is unrelated to the interest rate on the underlying security. The Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Adviser.
The Fund's custodian or subcustodian will take possession of the securities subject to repurchase agreements. The Adviser or subcustodian will monitor the value of the underlying security each day to ensure that the value of the security always equals or exceeds the repurchase price.
Repurchase agreements are subject to credit risks.
Reverse Repurchase Agreements
Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed-upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.
Delayed Delivery Transactions
Delayed delivery transactions, including when-issued transactions, are arrangements in which the Fund buys securities for a set price, with payment and delivery of the securities scheduled for a future time. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The Fund records the transaction when it agrees to buy the securities and reflects their value in determining the price of its shares. Settlement dates may be a month or more after entering into these transactions so that the market values of the securities bought may vary from the purchase prices. Therefore, delayed delivery transactions create interest rate risks for the Fund. Delayed delivery transactions also involve credit risks in the event of a counterparty default. These transactions create leverage risks.
Hedging
Hedging transactions are intended to reduce specific risks. For example, to protect the Fund against circumstances that would normally cause the Fund's portfolio securities to decline in value, the Fund may buy or sell a derivative contract that would normally increase in value under the same circumstances. The Fund may also attempt to hedge by using combinations of different derivative contracts, or derivative contracts and securities. The Fund's ability to hedge may be limited by the costs of the derivative contracts. The Fund may attempt to lower the cost of hedging by entering into transactions that provide only limited protection, including transactions that: (1) hedge only a portion of its portfolio; (2) use derivative contracts that cover a narrow range of circumstances; or (3) involve the sale of derivative contracts with different terms. Consequently, hedging transactions will not eliminate risk even if they work as intended. In addition, hedging strategies are not always successful, and could result in increased expenses and losses to the Fund.
Inter-Fund Borrowing and Third-Party Lending Arrangements
Inter-Fund Borrowing
The Securities and Exchange Commission (SEC) has granted an exemption that permits the Fund and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Participation in this inter-fund lending program is voluntary for both borrowing and lending Federated funds, and an inter-fund loan is only made if it benefits each participating Federated fund. Federated Investors, Inc. (“Federated”) administers the program according to procedures approved by the Fund's Board, and the Board monitors the operation of the program. Any inter-fund loan must comply with certain conditions set out in the exemption, which are designed to assure fairness and protect all participating Federated funds.
For example, inter-fund lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less. The Fund's participation in this program must be consistent with its investment policies and limitations, and must meet certain percentage tests. Inter-fund loans may be made only when the rate of interest to be charged is more attractive to the lending Federated fund than market-competitive rates on overnight repurchase agreements (“Repo Rate”) and more attractive to the borrowing Federated fund than the rate of interest that would be charged by an unaffiliated bank for short-term borrowings (“Bank Loan Rate”), as determined by the Board. The interest rate imposed on inter-fund loans is the average of the Repo Rate and the Bank Loan Rate.
Third-Party Line of Credit
The Fund participates with certain other Federated Funds, on a several basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the Fund, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Fund cannot borrow under the LOC if an inter-fund loan is outstanding. The Fund's ability to borrow under the LOC also is subject to the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Loans under the LOC are charged interest at a fluctuating rate per annum equal to the highest, on any day, of: (a) (i) the federal funds effective rate; (ii) the one month London Interbank Offer Rate (LIBOR); and (iii) 0.0%; plus (b) a margin. The LOC also requires the Fund to pay, quarterly in arrears and at maturity, its pro rata share of a commitment fee based on the amount of the lenders' commitment that has not been utilized. As of the date of this Statement of Additional Information, there were no outstanding loans. During the most recently ended fiscal year the Fund did not utilize the LOC.
Asset Segregation
In accordance with SEC and SEC staff positions regarding the interpretation of the 1940 Act, with respect to derivatives that create a future payment obligation of the Fund, the Fund must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Fund must cover its open positions by setting aside cash or readily marketable securities equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the Fund is permitted to set aside cash or readily marketable securities in an amount equal to the Fund's daily marked-to-market (net) obligations, if any (i.e., the Fund's daily net liability, if any), rather than the notional value.
The Fund will employ another approach to segregating assets to cover options that it sells. If the Fund sells a call option, the Fund will set aside either the Reference Instrument subject to the option, cash or readily marketable securities with a value that equals or exceeds the current market value of the Reference Instrument. In no event, will the value of the cash or readily marketable securities set aside by the Fund be less than the exercise price of the call option. If the Fund sells a put option, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the exercise price of the put option.
The Fund's asset segregation approach for swap agreements varies among different types of swaps. For example, if the Fund enters into a credit default swap as the Protection Buyer, then it will set aside cash or readily marketable securities necessary to meet any accrued payment obligations under the swap. By comparison, if the Fund enters into a credit default swap as the Protection Seller, then the Fund will set aside cash or readily marketable securities equal to the full notional amount of the swap that must be paid upon the occurrence of a Credit Event. For some other types of swaps, such as interest rate swaps, the Fund will calculate the obligations of the counterparties to the swap on a net basis. Consequently, the Fund's current obligation (or rights) under this type of swap will equal only the net amount to be paid or received under based on the relative values of the positions held by each counterparty to the swap (the “net amount”). The net amount currently owed by or to the Fund will be accrued daily and the Fund will set aside cash or readily marketable securities equal to any accrued but unpaid net amount owed by the Fund under the swap.
The Fund may reduce the liquid assets segregated to cover obligations under a derivative contract by entering into an offsetting derivative contract. For example, if the Fund sells a put option for the same Reference Instrument as a call option the Fund has sold, and the exercise price of the call option is the same as or higher than the exercise price of the put option, then the Fund may net its obligations under the options and set aside cash or readily marketable securities (including any margin deposited for the options) with a value equal to the greater of: (a) the current market value of the Reference Instrument deliverable under the call option; or (b) the exercise price of the put option.
By setting aside cash or readily marketable securities equal to only its net obligations under swaps and certain cash-settled derivative contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate cash or readily marketable securities equal to the full notional value of such contracts. The use of leverage involves certain risks. See “Risk Factors.” Unless the Fund has other cash or readily marketable securities to set aside, it cannot trade assets set aside in connection with derivative contracts or special transactions without entering into an offsetting derivative contract or terminating a special transaction. This may cause the Fund to miss favorable trading opportunities or to realize losses on derivative contracts or special transactions. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.
Generally, special transactions do not cash-settle on a net basis. Consequently, with respect to special transactions, the Fund will set aside cash or readily marketable securities with a value that equals or exceeds the Fund's obligations.
Illiquid Securities
The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities for which there is no readily available market or securities with legal or contractual restrictions. These may include private placements, repurchase agreements maturing in more than seven days, and securities eligible for resale under Rule 144A of the Securities Act of 1933 (“1933 Act”). Rule 144A allows certain qualified institutional investors to trade privately placed securities despite the fact that such securities are not registered under the 1933 Act. In deciding whether to purchase such securities, the Fund, acting pursuant to guidelines approved by the Board, will consider the frequency of such trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, the nature of the securities and the marketplace trades.
Borrowing for Leverage
The Fund may borrow from banks for temporary or emergency purposes, clearing transactions or for other investment purposes. Borrowing to purchase securities is a speculative practice known as leveraging, which increases stock market risk by magnifying the effect of any change in the market value of the Fund's portfolio. Interest paid on any borrowed Funds may have the effect of lowering the Fund's return. In addition, the Fund may have to sell the securities when it would normally keep them in order to make interest payments.
Short Sales
The Fund may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock market. A short sale means selling a security the Fund does not own to take advantage of an anticipated decline in the stock's price. Once the Fund sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Fund engage in short sales transactions if it would cause the market value of all of the Fund's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Fund is limited to the lesser of 2% of the value of the Fund's net assets or 2% of the securities of any class of the issuer. The Fund may also “sell short against the box,” i.e., the Fund owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
Investment Ratings for Investment-Grade Securities
The Adviser will determine whether a security is investment-grade based upon the credit ratings given by one or more nationally recognized rating services. For example, Standard & Poor's, a rating service, assigns ratings to investment-grade securities (AAA, AA, A and BBB) based on their assessment of the likelihood of the issuer's inability to pay interest or principal (default) when due on each security. Lower credit ratings correspond to higher credit risk. If a security has not received a rating, the Fund must rely entirely upon the Adviser's credit assessment that the security is comparable to investment-grade.

Investment Risks
There are many risk factors which may affect an investment in the Fund. The Fund's principal risks are described in its Prospectus. The following information is either additional information in respect of a principal risk factor referenced in the Prospectus or information in respect of a non-principal risk factor applicable to the Fund (in which case there is no related disclosure in the Prospectus).
Call Risk
Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price. If a fixed-income security is called, the Fund may have to reinvest the proceeds in other fixed-income securities with lower interest rates, higher credit risks or other less favorable characteristics.
Risk Associated with Noninvestment-Grade Securities
Securities rated below investment grade, also known as junk bonds, generally entail greater economic, credit and liquidity risks than investment-grade securities. For example, their prices are more volatile, economic downturns and financial setbacks may affect their prices more negatively, and their trading market may be more limited.
Risk Related to the Economy
The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or stock market based on negative developments in the United States and global economies. Economic, political and financial conditions may from time to time, cause volatility, illiquidity or other potentially adverse effects in the financial markets, including the fixed income market. The commencement, continuation or ending of government policies and economic stimulus programs, changes in monetary policy, increases or decreases in interest rates, or other factors or events that affect the financial markets, including the fixed income markets, may contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other factors, which could negatively impact the Fund's performance. A general rise in interest rates, which could result from a change in government policies, has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities, and may result in decreased liquidity and increased volatility in the fixed income markets. Among other investments, lower-grade bonds may be particularly sensitive to changes in the economy.
Risk of Investing in Derivative Contracts and Hybrid Instruments
The Fund's exposure to derivative contracts and hybrid instruments (either directly or through its investment in another investment company) involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. First, changes in the value of the derivative contracts and hybrid instruments in which the Fund invests may not be correlated with changes in the value of the underlying Reference Instruments or, if they are correlated, may move in the opposite direction than originally anticipated. Second, while some strategies involving derivatives may reduce the risk of loss, they may also reduce potential gains or, in some cases, result in losses by offsetting favorable price movements in portfolio holdings. Third, there is a risk that derivative contracts and hybrid instruments may be erroneously priced or improperly valued and, as a result, the Fund may need to make increased cash payments to the counterparty. Fourth, exposure to derivative contracts and hybrid instruments may have tax consequences to the Fund and its shareholders. For example, derivative contracts and hybrid instruments may cause the Fund to realize increased ordinary income or short-term capital gains (which are treated as ordinary income for Federal income tax purposes) and, as a result, may increase taxable distributions to shareholders. In addition, under certain circumstances certain derivative contracts and hybrid instruments may cause the Fund to: a) incur an excise tax on a portion of the income related to those contracts and instruments; and/or b) reclassify, as a return of capital, some or all of the distributions previously made to shareholders during the fiscal year as dividend income. Fifth, a common provision in OTC derivative contracts permits the counterparty to terminate any such contract between it and the Fund, if the value of the Fund's total net assets declines below a specified level over a given time period. Factors that may contribute to such a decline (which usually must be substantial) include significant shareholder redemptions and/or a marked decrease in the market value of the Fund's investments. Any such termination of the Fund's OTC derivative contracts may adversely affect the Fund (for example, by increasing losses and/or costs, and/or preventing the Fund from fully implementing its investment strategies). Sixth, the Fund may use a derivative contract to benefit from a decline in the value of a Reference Instrument. If the value of the Reference Instrument declines during the term of the contract, the Fund makes a profit on the difference (less any payments the Fund is required to pay under the terms of the contract). Any such strategy involves risk. There is no assurance that the Reference Instrument will decline in value during the term of the contract and make a profit for the Fund. The Reference Instrument may instead appreciate in value creating a loss for the Fund. Seventh, a default or failure by a CCP or an FCM (also sometimes called a “futures broker”), or the failure of a contract to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting derivative positions, accessing margin or fully implementing its investment strategies. The central clearing of a derivative and trading of a contract over a SEF could reduce the liquidity in, or increase costs of entering into or holding, any contracts. Finally, derivative contracts and hybrid instruments may also involve other risks described herein or in the Fund's prospectus, such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Short Selling Risk
A short sale by the Fund involves borrowing securities from a lender which are then sold in the open market. At a future date, the securities are repurchased by the Fund and returned to the lender. While the securities are borrowed, the proceeds from the sale are deposited with the lender and the Fund pays interest to the lender. If the value of the securities declines between the time that the Fund borrows the securities and the time it repurchases and returns the securities to the lender, the Fund makes a profit on the difference (less any interest the Fund is required to pay the lender). Short selling involves risk. There is no assurance that securities will decline in value during the period of the short sale and make a profit for the Fund. Securities sold short may instead appreciate in value creating a loss for the Fund. The Fund also may experience difficulties repurchasing and returning the borrowed securities if a liquid market for the securities does not exist. The lender may also recall borrowed securities at any time. The lender from whom the Fund has borrowed securities may go bankrupt and the Fund may lose the collateral it has deposited with the lender. The Fund will adhere to controls and limits that are intended to offset these risks by short selling only liquid securities and by limiting the amount of exposure for short sales.
Risk of Investing in Emerging Market Countries
Securities issued or traded in emerging markets, including frontier markets, generally entail greater risks than securities issued or traded in developed markets. For example, their prices may be significantly more volatile than prices in developed countries. Emerging market economies may also experience more severe downturns (with corresponding currency devaluations) than developed economies. The economies of frontier market countries generally are smaller than those of traditional emerging market countries, and frontier capital markets and legal systems are typically less developed. As a result, investments in frontier markets are subject to increased risks from extreme price volatility and illiquidity, government ownership of private enterprise or other protectionism, volatile currency movements, inadequate investor protection, and fraud and corruption.
Emerging markets may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies. These same risks exist and may be greater in frontier markets.
Risk Associated with the Investment Activities of Other Accounts
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. Therefore, it is possible that investment-related actions taken by such other accounts could adversely impact the Fund with respect to, for example, the value of Fund portfolio holdings, and/or prices paid to or received by the Fund on its portfolio transactions, and/or the Fund's ability to obtain or dispose of portfolio securities. Related considerations are discussed elsewhere in this SAI under “Brokerage Transactions and Investment Allocation.”
CYBERSECURITY RISK
Like other funds and business enterprises, the use of the Internet and other electronic media and technology exposes the Fund, the Fund's shareholders, and the Fund's service providers, and their respective operations, to potential risks from cyber-security attacks or incidents (collectively, “cyber-events”). Cyber-events may include, for example, unauthorized access to systems, networks or devices (such as, for example, through “hacking” activity), infection from or spread of malware, computer viruses or other malicious software code, corruption of data, and attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website or internet access, functionality or performance. Like other funds and business enterprises, the Fund and its service providers have experienced, and will continue to experience, cyber-events consistently. Cyber-events have not had a material adverse effect on the Fund's business operations or performance. In addition to intentional cyber-events, unintentional cyber-events can occur, such as, for example, the inadvertent release of confidential information. Any cyber-event could adversely impact the Fund and its shareholders and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage and additional compliance costs associated with corrective measures. A cyber-event may cause the Fund, or its service providers, to lose proprietary information, suffer data corruption, lose operational capacity (such as, for example, the loss of the ability to process transactions, calculate the Fund's NAV, or allow shareholders to transact business), and/or fail to comply with applicable privacy and other laws. Among other potentially harmful effects, cyber-events also may result in theft, unauthorized monitoring and failures in the physical infrastructure or operating systems that support the Fund and its service providers. In addition, cyber-events affecting issuers in which the Fund invests could cause the Fund's investments to lose value. The Fund's Adviser and its relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber-events, however, there is no guarantee that the efforts of the Adviser or its affiliates, or other service providers, will succeed, either entirely or partially. Among other reasons, the nature of malicious cyber-attacks is becoming increasingly sophisticated and the Fund's Adviser, and its relevant affiliates, cannot control the cyber systems and cyber security systems of issuers or third-party service providers.
Investment Objective and Investment Limitations
Fundamental Investment Objective
The Fund's investment objective is to provide capital appreciation. The investment objective may not be changed by the Fund's Board without shareholder approval.
Investment Limitations
Diversification
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.
Concentration
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the Investment Company Act of 1940, as amended (“1940 Act”) any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.
Underwriting
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.
Investing in Commodities
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
Investing in Real Estate
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
Borrowing Money and Issuing Senior Securities
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.
Lending
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.
The above limitations cannot be changed unless authorized by the Board and by the “vote of a majority of its outstanding voting securities,” as defined by the 1940 Act. The following limitations, however, may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Illiquid Securities
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.
Investing in Other Investment Companies
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's Adviser.
The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.
The Fund is prohibited from investing in other registered investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.
Purchases on Margin
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
Pledging Assets
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.
ADDITIONAL INFORMATION
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
What Do Shares Cost?
Determining Market Value of Securities
A Share's net asset value (NAV) is determined as of the end of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) each day the NYSE is open. The Fund calculates the NAV of each class by valuing the assets allocated to the Share's class, subtracting the liabilities allocated to the class and dividing the balance by the number of Shares of the class outstanding. The NAV for each class of Shares may differ due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the Shareholders of a particular class are entitled. The NAV is calculated to the nearest whole cent per Share.
In calculating its NAV, the Fund generally values investments as follows:
■	Equity securities listed on a U.S. securities exchange or traded through the U.S. national market system are valued at their last reported sale price or official closing price in their principal exchange or market. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Other equity securities traded primarily in the United States are valued based upon the mean of closing bid and asked quotations from one or more dealers.
■	Equity securities traded primarily through securities exchanges and regulated market systems outside the United States are valued at their last reported sale price or official closing price in their principal exchange or market. These prices may be adjusted for significant events occurring after the closing of such exchanges or market systems as described below. If a price is not readily available, such equity securities are valued based upon the mean of closing bid and asked quotations from one or more dealers.

■	Fixed-income securities acquired with remaining maturities of greater than 60 days are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such fixed-income securities are fair valued based upon price evaluations from one or more dealers.
■	Fixed-income securities and repurchase agreements acquired with remaining maturities of 60 days or less are valued at their amortized cost as described below, unless the issuer's creditworthiness is impaired or other factors indicate that amortized cost is not an accurate estimate of the investment's fair value, in which case it would be valued in the same manner as a longer-term security or repurchase agreement.
■	Futures contracts listed on exchanges are valued at their reported settlement price. Option contracts listed on exchanges are valued based upon the mean of closing bid and asked quotations reported by the exchange or from one or more futures commission merchants.
■	OTC derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Board. The methods used by pricing services to determine such price evaluations are described below. If a price evaluation from a pricing service is not readily available, such derivative contracts are fair valued based upon price evaluations from one or more dealers or using a recognized pricing model for the contract.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund will use the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could purchase or sell an investment at the price used to calculate the Fund's NAV. The Fund will not use a pricing service or dealer who is an affiliated person of the Adviser to value investments.
Noninvestment assets and liabilities are valued in accordance with U.S. Generally Accepted Accounting Principles (GAAP). The NAV calculation includes expenses, dividend income, interest income, other income and realized and unrealized investment gains and losses through the date of the calculation. Changes in holdings of investments and in the number of outstanding Shares are included in the calculation not later than the first business day following such change. Any assets or liabilities denominated in foreign currencies are converted into U.S. dollars using an exchange rate obtained from one or more currency dealers.
The Fund follows procedures that are common in the mutual fund industry regarding errors made in the calculation of its NAV. This means that, generally, the Fund will not correct errors of less than one cent per Share or errors that did not result in net dilution to the Fund.
Amortized Cost Values
Under the amortized cost valuation method, an investment is valued initially at its cost as determined in accordance with GAAP. The Fund then adjusts the amount of interest income accrued each day over the term of the investment to account for any difference between the initial cost of the investment and the amount payable at its maturity. If the amount payable at maturity exceeds the initial cost (a “discount”), then the daily accrual is increased; if the initial cost exceeds the amount payable at maturity (a “premium”), then the daily accrual is decreased. The Fund adds the amount of the increase to (in the case of a discount), or subtracts the amount of the decrease from (in the case of a premium), the investment's cost each day. The Fund uses this adjusted cost to value the investment.
Fair Valuation and Significant Events Procedures
The Board has ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Board has appointed a Valuation Committee comprised of officers of the Fund, the Adviser and certain of the Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Board has also authorized the use of pricing services recommended by the Valuation Committee to provide price evaluations of the current fair value of certain investments for purposes of calculating the NAV.
Pricing Service Valuations. Based on the recommendations of the Valuation Committee, the Board has authorized the Fund, subject to Board oversight, to use pricing services that provide daily fair value evaluations of the current value of certain investments, primarily fixed-income securities and OTC derivatives contracts. Different pricing services may provide different price evaluations for the same security because of differences in their methods of evaluating market values. Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. A pricing service may find it more difficult to apply these and other factors to relatively illiquid or volatile investments, which may result in less frequent or more significant changes in the price evaluations of these investments. If a pricing service determines that it does not have sufficient information to use its standard methodology, it may evaluate an investment based on the present value of what investors can reasonably expect to receive from the issuer's operations or liquidation.
Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Fund normally uses bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Fund normally uses mid evaluations for any other types of fixed-income securities and any OTC derivative contracts.
Fair Valuation Procedures. The Board has established procedures for determining the fair value of investments for which price evaluations from pricing services or dealers and market quotations are not readily available. The procedures define an investment's “fair value” as the price that the Fund might reasonably expect to receive upon its current sale. The procedures assume that any sale would be made to a willing buyer in the ordinary course of trading. The procedures require consideration of factors that vary based on the type of investment and the information available. Factors that may be considered in determining an investment's fair value include: (1) the last reported price at which the investment was traded; (2) information provided by dealers or investment analysts regarding the investment or the issuer; (3) changes in financial conditions and business prospects disclosed in the issuer's financial statements and other reports; (4) publicly announced transactions (such as tender offers and mergers) involving the issuer; (5) comparisons to other investments or to financial indices that are correlated to the investment; (6) with respect to fixed-income investments, changes in market yields and spreads; (7) with respect to investments that have been suspended from trading, the circumstances leading to the suspension; and (8) other factors that might affect the investment's value.
The Valuation Committee is responsible for the day-to-day implementation of these procedures subject to Board oversight. The Valuation Committee may also authorize the use of a financial valuation model to determine the fair value of a specific type of investment. The Board periodically reviews and approves the fair valuations made by the Valuation Committee and any changes made to the procedures.
Using fair value to price investments may result in a value that is different from an investment's most recent closing price and from the prices used by other mutual funds to calculate their NAVs. The application of the fair value procedures to an investment represent a good faith determination of an investment's fair value. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Significant Events. The Board has adopted procedures requiring an investment to be priced at its fair value whenever the Adviser determines that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded; and
■	Announcements concerning matters such as acquisitions, recapitalizations or litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Board has adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Adviser determines that there has been a significant trend in the U.S. equity markets or in index futures trading. The pricing service uses models that correlate changes between the closing and opening price of equity securities traded primarily in non-U.S. markets to changes in prices in U.S.-traded securities and derivative contracts. The pricing service seeks to employ the model that provides the most significant correlation based on a periodic review of the results. The model uses the correlation to adjust the reported closing price of a foreign equity security based on information available up to the close of the NYSE.
For other significant events, the Fund may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the fair value of the investment is determined using the methods discussed above in “Fair Valuation Procedures.” The Board has ultimate responsibility for any fair valuations made in response to a significant event.

Special Redemption and Exchange Information (Class R Shares)
Class R Shares are redeemable at a price equal to 99.8% of the then current NAV per share. This 0.2% reduction, referred to in the Prospectus and this SAI as a redemption/exchange fee, directly affects the amount a shareholder who is subject to the reduction receives upon exchange or redemption. It is intended to encourage long-term investment in the Fund, to offset transaction and other expenses caused by redemptions, and to facilitate portfolio management. The fee will be applied to offset expenses incurred or amounts expended in connection with a redemption or exchange of Class R Shares, with any balance paid over to the Fund; the fee is not a deferred sales charge, nor is it paid to the Adviser or its affiliates. The Fund reserves the right to modify the terms of or terminate this fee at any time.
How is the Fund Sold?
Under the Distributor's Contract with the Fund, the Distributor (Federated Securities Corp.) offers Shares on a continuous, best-efforts basis.
Rule 12b-1 Plan (Class A Shares, Class B Shares, Class C Shares and Class R Shares)
As a compensation-type plan, the Rule 12b-1 Plan is designed to pay the Distributor for activities principally intended to result in the sale of Shares such as advertising and marketing of Shares (including printing and distributing prospectuses and sales literature to prospective shareholders and financial intermediaries) and providing incentives to financial intermediaries to sell Shares. The Plan is also designed to cover the cost of administrative services performed in conjunction with the sale of Shares, including, but not limited to, shareholder services, recordkeeping services and educational services, as well as the costs of implementing and operating the Plan. The Rule 12b-1 Plan allows the Distributor to contract with financial intermediaries to perform activities covered by the Plan. The Rule 12b-1 Plan is expected to benefit the Fund in a number of ways. For example, it is anticipated that the Plan will help the Fund attract and retain assets, thus providing cash for orderly portfolio management and Share redemptions and possibly helping to stabilize or reduce other operating expenses.
In addition, the Plan is integral to the multiple class structure of the Fund, which promotes the sale of Shares by providing a range of options to investors. The Fund's service providers that receive asset-based fees also benefit from stable or increasing Fund assets.
The Fund may compensate the Distributor more or less than its actual marketing expenses. In no event will the Fund pay for any expenses of the Distributor that exceed the maximum Rule 12b-1 Plan fee.
For some classes of Shares, the maximum Rule 12b-1 Plan fee that can be paid in any one year may not be sufficient to cover the marketing-related expenses the Distributor has incurred. Therefore, it may take the Distributor a number of years to recoup these expenses.
In addition, in connection with the sale of Class B Shares and Class C Shares, Federated and its subsidiaries make advance commission payments to financial intermediaries and in return may receive Rule 12b-1 fees and contingent deferred sales loads from the Class B Shares and Class C Shares. Federated and its subsidiaries may benefit or sustain losses from such arrangements.
Additional Payments To Financial Intermediaries
The Distributor may pay out of its own resources amounts to certain financial intermediaries, including broker-dealers, banks, registered investment advisers, independent financial planners and retirement plan administrators. In some cases, such payments may be made by, or funded from the resources of, companies affiliated with the Distributor (including the Adviser). While Financial Industry Regulatory Authority, Inc. (FINRA) regulations limit the sales charges that you may bear, there are no limits with regard to the amounts that the Distributor may pay out of its own resources. In addition to the payments which are generally described herein and in the Prospectus, the financial intermediary also may receive payments under the Rule 12b-1 Plan and/or Service Fees. In connection with these payments, the financial intermediary may elevate the prominence or profile of the Fund and/or other Federated funds within the financial intermediary's organization by, for example, placement on a list of preferred or recommended funds and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the financial intermediary's organization. The same financial intermediaries may receive payments under more than one or all categories. These payments assist in the Distributor's efforts to support the sale of Shares. These payments are negotiated and may be based on such factors as: the number or value of Shares that the financial intermediary sells or may sell; the value of client assets invested; the level and types of services or support furnished by the financial intermediary; or the Fund's and/or other Federated funds' relationship with the financial intermediary. Not all financial intermediaries receive such payments and the amount of compensation may vary by intermediary. You should ask your financial intermediary for information about any payments it receives from the Distributor or the Federated funds and any services it provides, as well as the fees and/or commissions it charges.
The categories of additional payments are described below.

Supplemental Payments
The Distributor may make supplemental payments to certain financial intermediaries that are holders or dealers of record for accounts in one or more of the Federated funds. These payments may be based on such factors as: the number or value of Shares the financial intermediary sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the financial intermediary.
Processing Support Payments
The Distributor may make payments to certain financial intermediaries that sell Federated fund shares to help offset their costs associated with client account maintenance support, statement processing and transaction processing. The types of payments that the Distributor may make under this category include: payment of ticket charges on a per-transaction basis; payment of networking fees; and payment for ancillary services such as setting up funds on the financial intermediary's mutual fund trading system.
Retirement Plan Program Servicing Payments
The Distributor may make payments to certain financial intermediaries who sell Federated fund shares through retirement plan programs. A financial intermediary may perform retirement plan program services itself or may arrange with a third party to perform retirement plan program services. In addition to participant recordkeeping, reporting or transaction processing, retirement plan program services may include: services rendered to a plan in connection with fund/investment selection and monitoring; employee enrollment and education; plan balance rollover or separation; or other similar services.
Marketing Support Payments
From time to time, the Distributor, at its expense, may provide additional compensation to financial intermediaries that sell or arrange for the sale of Shares. Such compensation, provided by the Distributor, may include financial assistance to financial intermediaries that enable the Distributor to participate in or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events and other financial intermediary-sponsored events.
The Distributor also may hold or sponsor, at its expense, sales events, conferences and programs for employees or associated persons of financial intermediaries and may pay the travel and lodging expenses of attendees. The Distributor also may provide, at its expense, meals and entertainment in conjunction with meetings with financial intermediaries. Other compensation may be offered to the extent not prohibited by applicable federal or state law or regulations, or the rules of any self-regulatory agency, such as FINRA. These payments may vary depending on the nature of the event or the relationship.
For the year ended December 31, 2015, the following is a list of FINRA member firms that received additional payments from the Distributor or an affiliate. Additional payments may also be made to certain other financial intermediaries that are not FINRA member firms that sell Federated fund shares or provide services to the Federated funds and shareholders. These firms are not included in this list. Any additions, modifications or deletions to the member firms identified in this list that have occurred since December 31, 2015, are not reflected. You should ask your financial intermediary for information about any additional payments it receives from the Distributor.
Academy Securities, Inc.
ADP Broker-Dealer, Inc.
Amegy Investments Inc.
American Portfolios Financial Services, Inc.
Ameriprise Financial Services Inc.
Apex Clearing Corporation
AssetMark Trust Company
AXA Advisors, LLC
B.C. Ziegler And Company
Banc of America Investment Services, Inc.
Barclays Capital Inc.
BB&T Securities, LLC
BCG Securities, Inc.
BMO Harris Financial Advisors, Inc.
BNP Paribas Securities Corporation
Brinker Capital Securities, Inc.
Broadridge Business Process Outsourcing, LLC
Cadaret, Grant & Co., Inc.
Capital Financial Services, Inc.
Capital Guardian, LLC
Capital One Investing, LLC
Cary Street Partners, LLC
CCO Investment Services Corp.
Cetera Advisors LLC
Cetera Investment Services LLC
Charles Schwab & Company, Inc.
Citigroup Global Markets Inc.
Comerica Securities, Inc.
Commonwealth Financial Network
COR Clearing LLC
Credit Suisse Securities (USA) LLC
Cuso Financial Services, L.P.
D.A. Davidson & Co.
Davenport & Company LLC
David Lerner Associates, Inc.
Deutsche Bank Securities Inc.
DST Market Services, LLC
Edward D. Jones & Co., LP

FBL Marketing Services, LLC
Fidelity Brokerage Services, Inc.
Fifth Third Securities, Inc.
First Allied Securities, Inc.
First Southwest Company
Fort Pitt Capital Group Inc.
FSC Securities Corporation
Goldman, Sachs, & Company
GWFS Equities, Inc.
Hand Securities, Inc.
H. Beck, Inc.
Hazlett, Burt & Watson, Inc.
HefrenTillotson, Inc.
Henderson Global Investors Limited
HighTower Securities LLC
Hilltop Securities Inc.
Independent Financial Group, LLC
ING INVESTMENT ADVISORS, LLC
Institutional Cash Distributors, LLC
INTL FCStone Securities, Inc.
Intrust Brokerage Inc.
Invest Financial Corporation
Investment Professionals, Inc.
JHS Capital Advisors, LLC
J.J.B. Hilliard, W.L. Lyons, LLC
JPMorgan Securities LLC
JP Turner & Company, LLC
Janney Montgomery Scott LLC
Jefferies, LLC
KeyBanc Capital Markets, Inc.
KMS Financial Services, Inc.
Kovack Securities Inc.
Legend Equities Corporation
Lincoln Financial Securities Corporation
Lincoln Investment Planning, Inc.
Lockton Financial Advisors LLC
LPL Financial LLC
M&T Securities Inc.
Merrill Lynch, Pierce, Fenner and Smith Incorporated
Mesirow Financial, Inc.
Metropolitan Life Insurance Company
Mid Atlantic Capital Corp.
Midwestern Securities Trading Company, LLC
MML Investors Services, Inc.
Moors & Cabot, Inc.
Morgan Stanley Smith Barney LLC
Multi-Bank Securities
National Financial Services LLC
National Planning Corporation
Nationwide Investment Services Corporation
Newport Coast Securities, Inc.
NFP Securities, Inc.
Northwestern Mutual Investment Services, LLC
NYLIFE Distributors LLC
Ohio National Equities, Inc.
Oneamerica Securities, Inc.
Oppenheimer & Company, Inc.
PCBB Capital Markets, LLC
People's Securities, Inc.
Pershing LLC
Piper Jaffray & Co.
Planmember Securities Corporation
Planned Investment Co., Inc.
PNC Investments LLC
Princor Financial Services Corporation
Prospera Financial Services, Inc.
Prudential Insurance Company of America The
Raymond James & Associates, Inc.
RBC Capital Markets, LLC
Robert W. Baird & Co. Inc.
Royal Alliance Associates Inc.
SagePoint Financial, Inc.
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network, Inc.
Security Distributors Inc.
SG Americas Securities, LLC
Sigma Financial Corporation
SII Investments, Inc.
State Street Global Markets, LLC
Stephens Inc.
Sterne, Agee & Leach, Inc.
Stifel, Nicolaus & Company, Incorporated
Summit Brokerage Services, Inc.
SunAmerica Securities, Inc.
SunGard Brokerage & Securities Services, LLC
Suntrust Robinson Humphrey, Inc.
Synovus Securities, Inc.
Teachers Insurance and Annuity Association of America
The Huntington Investment Company
Thrivent Investment Management, Inc.
Transamerica Financial Advisors, Inc.
Treasury Curve, LLC
U.S. Bancorp Investments, Inc.
UBS Financial Services Inc.
UBS Securities LLC
UMB Financial Services, Inc.
USI Securities Inc.
Valor Financial Securities LLC
Vanguard Marketing Corporation
Vining-Sparks IBG, Limited Partnership
Vision Financial Markets, LLC
Voya Financial Partners, LLC
Waddell & Reed, Inc.
Wayne Hummer Investments LLC
Wedbush Morgan Securities Inc.
Wells Fargo Advisors, LLC
Westport Resources Investment Services, Inc.

Woodbury Financial Services, Inc.
UNDERWRITING COMMISSIONS
The following chart reflects the total front-end sales charges and/or contingent deferred sales charges paid in connection with the sale of Class A Shares, Class B Shares, Class C Shares and Class R Shares and the amount retained by the Distributor for the last three fiscal years ended October 31:
	2015		2014		2013
	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained	Total Sales Charges	Amount Retained
Class A Shares	$1,385,064	$150,710	$1,022,490	$115,717	$943,483	$97,356
Class B Shares	$111,584	$103,014	$123,639	$90,131	$191,398	$100,083
Class C Shares	$10,383	$10,383	$9,316	$9,316	$1,110	$1,110
Class R Shares	$0	$0	$0	$0	$0	$0
Purchases In-Kind
You may contact the Distributor to request a purchase of Shares using securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. An in-kind purchase may be treated as a sale of your securities for federal tax purposes; please consult your tax adviser regarding potential tax liability.
Subaccounting Services
Certain financial intermediaries may wish to use the transfer agent's subaccounting system to minimize their internal recordkeeping requirements. The transfer agent may charge a fee based on the level of subaccounting services rendered. Financial intermediaries holding Shares in a fiduciary, agency, custodial or similar capacity may charge or pass through subaccounting fees as part of or in addition to normal trust or agency account fees. They may also charge fees for other services that may be related to the ownership of Shares. This information should, therefore, be read together with any agreement between the customer and the financial intermediary about the services provided, the fees charged for those services and any restrictions and limitations imposed.
Redemption In-Kind
Although the Fund generally intends to pay Share redemptions in cash, it reserves the right, on its own initiative or in response to a shareholder request, to pay the redemption price in whole or in part by a distribution of the Fund's portfolio securities.
Because the Fund has elected to be governed by Rule 18f-1 under the 1940 Act, the Fund is obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period.
Any Share redemption payment greater than this amount will also be in cash unless the Fund elects to pay all or a portion of the remainder of the redemption in portfolio securities, valued in the same way as the Fund determines its NAV.
Redemption in-kind is not as liquid as a cash redemption. Shareholders receiving the portfolio securities could have difficulty selling them, may incur related transaction costs and would be subject to risks of fluctuations in the securities' values prior to sale.
Massachusetts Partnership Law
Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.
In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

Account and Share Information
Voting Rights
Each Share of the Fund gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote.
All Shares of the Trust have equal voting rights, except that in matters affecting only a particular Fund or class, only shares of that Fund or class are entitled to vote.
Trustees may be removed by the Board or by shareholders at a special meeting. A special meeting of shareholders will be called by the Board upon the written request of shareholders who own at least 10% of the Trust's outstanding Shares of all series entitled to vote.
TO BE FILED BY AMENDMENT
As of December XX, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class A Shares: Edward D. Jones & Co., St. Louis, MO, owned approximately 47,925,448 Shares (16.03%); First Clearing, LLC, St. Louis, MO, owned approximately 28,622,628 Shares (9.57%); Pershing LLC, Jersey City, NJ, owned approximately 27,206,542 Shares (9.10%); National Financial Services LLC, New York, NY, owned approximately 26,888,941 Shares (8.99%); MLPF&S, Jacksonville, FL, owned approximately 18,075,426 Shares (6.04%); and UBS WM USA, Jersey City, NJ, owned approximately 16,343,803 Shares (5.46%).
As of December XX, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class B Shares: Pershing LLC, Jersey City, NJ, owned approximately 4,058,729 Shares (19.26%); First Clearing, LLC, St. Louis, MO, owned approximately 3,237,840 Shares (15.36%); National Financial Services LLC, New York, NY, owned approximately 2,442,915 Shares (11.59%); Edward D. Jones & Co., St. Louis, MO, owned approximately 2,108,562 Shares (10.00%); and Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 1,889,587 Shares (8.96%).
As of December XX, 2016, the following shareholders owned of record, beneficially, or both, 5% or more of outstanding Class C Shares: MLPF&S, Jacksonville, FL, owned approximately 13,984,115 Shares (15.46%); First Clearing, LLC, St. Louis, MO, owned approximately 12,670,355 Shares (14.00%); Morgan Stanley & Co., Jersey City, NJ, owned approximately 12,020,386 Shares (13.29%); UBS WM USA, Jersey City, NJ, owned approximately 7,062,215 Shares (7.80%); Pershing LLC, Jersey City, NJ, owned approximately 6,353,957 Shares (7.02%); Raymond James, St. Petersburg, FL, owned approximately 5,575,418 Shares (6.16%); and National Financial Services LLC, New York, NY, owned approximately 4,605,081 Shares (5.09%).
As of December XX, 2016, the following shareholder owned of record, beneficially, or both, 5% or more of outstanding Class R Shares: Charles Schwab & Co. Inc., San Francisco, CA, owned approximately 58,891,244 Shares (8.96%).
Tax Information
Federal Income Tax
The Fund intends to meet requirements of Subchapter M of the Internal Revenue Code (“Code”) applicable to regulated investment companies. If these requirements are not met, it will not receive special tax treatment and will be subject to federal corporate income tax.
The Fund will be treated as a single, separate entity for federal income tax purposes so that income earned and capital gains and losses realized by the Trust's other portfolios will be separate from those realized by the Fund.
The Fund is entitled to a loss carryforward, which may reduce the taxable income or gain that the Fund would realize, and to which the shareholder would be subject, in the future.
Tax Basis Information
The Fund's Transfer Agent is required to provide you with the cost basis information on the sale of any of your Shares in the Fund, subject to certain exceptions.
Foreign Investments
If the Fund purchases foreign securities, its investment income may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the United States and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject. The effective rate of foreign tax cannot be predicted since the amount of Fund assets to be invested within various countries is uncertain. However, the Fund intends to operate so as to qualify for treaty-reduced tax rates when applicable.

Distributions from the Fund may be based on estimates of book income for the year. Book income generally consists solely of the income generated by the securities in the portfolio, whereas tax-basis income includes, in addition, gains or losses attributable to currency fluctuation. Due to differences in the book and tax treatment of fixed-income securities denominated in foreign currencies, it is difficult to project currency effects on an interim basis. Therefore, to the extent that currency fluctuations cannot be anticipated, a portion of distributions to shareholders could later be designated as a return of capital, rather than income, for income tax purposes, which may be of particular concern to certain trusts.
Certain foreign corporations may qualify as Passive Foreign Investment Companies (PFIC). There are special rules prescribing the tax treatment of such an investment by the Fund, which could subject the Fund to federal income tax.
If more than 50% of the value of the Fund's assets at the end of the tax year is represented by stock or securities of foreign corporations, the Fund will qualify for certain Code provisions that allow its shareholders to claim a foreign tax credit or deduction on their U.S. income tax returns. The Code may limit a shareholder's ability to claim a foreign tax credit. Shareholders who elect to deduct their portion of the Fund's foreign taxes rather than take the foreign tax credit must itemize deductions on their income tax returns.
Who Manages and Provides Services to the Fund?
Board of Trustees
The Board of Trustees is responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The following tables give information about each Trustee and the senior officers of the Fund. Where required, the tables separately list Trustees who are “interested persons” of the Fund (i.e., “Interested” Trustees) and those who are not (i.e., “Independent” Trustees). Unless otherwise noted, the address of each person listed is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of all Independent Trustees listed is 4000 Ericsson Drive, Warrendale, PA 15086-7561; Attention: Mutual Fund Board. As of December 31, 2015, the Trust comprised 14 portfolios, and the Federated Fund Complex consisted of 38 investment companies (comprising 122 portfolios). Unless otherwise noted, each Officer is elected annually. Unless otherwise noted, each Trustee oversees all portfolios in the Federated Fund Complex and serves for an indefinite term.
TO BE FILED BY AMENDMENT
As of December XX, 2016, the Fund's Board and Officers as a group owned less than 1% of each Class of the Fund's outstanding Shares.
qualifications of Independent Trustees
Individual Trustee qualifications are noted in the “Independent Trustees Background and Compensation” chart. In addition, the following characteristics are among those that were considered for each existing Trustee and will be considered for any Nominee Trustee.
■	Outstanding skills in disciplines deemed by the Independent Trustees to be particularly relevant to the role of Independent Trustee and to the Federated funds, including legal, accounting, business management, the financial industry generally and the investment industry particularly.
■	Desire and availability to serve for a substantial period of time, taking into account the Board's current mandatory retirement age of 75 years.
■	No conflicts which would interfere with qualifying as independent.
■	Appropriate interpersonal skills to work effectively with other Independent Trustees.
■	Understanding and appreciation of the important role occupied by Independent Trustees in the regulatory structure governing regulated investment companies.
■	Diversity of background.

interested Trustees Background and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Fund Complex (past calendar year)
J. Christopher Donahue* Birth Date: April 11, 1949 President and Trustee Indefinite Term Began serving: January 2000	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services Company; Director, Federated Services Company.
Previous Positions: President, Federated Investment Counseling; President and Chief Executive Officer, Federated Investment Management Company, Federated Global Investment Management Corp. and Passport
	Research, Ltd.	$0	$0
John B. Fisher* Birth Date: May 16, 1956 Trustee Indefinite Term Began serving: May 2016	Principal Occupations: Principal Executive Officer and President of certain of the Funds in the Federated Fund Complex; Director or Trustee of certain of the Funds in the Federated Fund Complex; Vice President, Federated Investors, Inc.; President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company.
	Qualifications: President and Director of the Institutional Sales Division of Federated Securities Corp.; President and Director of Federated Investment Counseling; Director, Edgewood Securities Corp.; Director, Federated Services Company; Director, Federated Investors, Inc.; Chairman and Director, Southpointe Distribution Services, Inc. and President, Technology, Federated Services Company.	$0	$0
*	Reasons for “interested” status: J. Christopher Donahue and John B. Fisher are interested due to their beneficial ownership of shares of Federated Investors, Inc. and due to positions they hold with Federated and its subsidiaries. J. Christopher Donahue is the son of John F. Donahue, Chairman Emeritus of the Federated Funds.
TO BE FILED BY AMENDMENT
Independent Trustees Background, Qualifications and Compensation
Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Fund Complex (past calendar year)
John T. Collins Birth Date: January 24, 1947 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.
Other Directorships Held: Director, Chair of the Compensation Committee, Audit Committee member, KLX Corp.
	Qualifications: Mr. Collins has served in several business and financial management roles and directorship positions throughout his career. Mr. Collins previously served as Chairman and CEO, The Collins Group, Inc. (a private equity firm). Mr. Collins serves as Chairman Emeriti, Bentley University. Mr. Collins previously served as Director, FleetBoston Financial Corp.; Director and Audit Committee Member, Bank of America Corp. and Director, Beth Israel Deaconess Medical Center (Harvard University Affiliate Hospital).	$4,467.48	$261,250

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Fund Complex (past calendar year)
G. Thomas Hough Birth Date: February 28,1955 Trustee Indefinite Term Began serving: August 2015	Principal Occupations: Director or Trustee of the Federated Fund Complex; Retired.
Other Directorships Held: Director, Chair of the Audit Committee, Governance Committee, Publix Super Markets, Inc.; Director, Equifax, Inc.
	Qualifications: Mr. Hough has served in accounting, business management and directorship positions throughout his career. Mr. Hough most recently held the position of Americas Vice Chair of Assurance with Ernst & Young LLP. Mr. Hough is an Executive Committee member of the United States Golf Association; he serves on the President's Cabinet and Business School Board of Visitors for the University of Alabama and is on the Business School Board of Visitors for Wake Forest University.	$0	$107,540.05
Maureen Lally-Green Birth Date: July 5, 1949 Trustee Indefinite Term Began serving: August 2009	Principal Occupations: Director or Trustee of the Federated Fund Complex; Interim Dean of the Duquesne University School of Law; Adjunct Professor of Law, Duquesne University School of Law.
Other Directorships Held: Director, CONSOL Energy Inc.
	Qualifications: Judge Lally-Green has served in various legal and business roles and directorship positions throughout her career. Judge Lally-Green previously served as: Associate General Secretary, Diocese of Pittsburgh; a member of the Superior Court of Pennsylvania; and as a Professor of Law, Duquesne University School of Law. Judge Lally-Green also holds the positions on either a public or not for profit Board of Directors as follows: Member, Pennsylvania State Board of Education (public); Director and Chair, UPMC Mercy Hospital; Regent, St. Vincent Seminary; Director and Vice Chair, Our Campaign for the Church Alive!, Inc.; Director, Saint Vincent College; and Director and Chair, Cardinal Wuerl North Catholic High School, Inc. Judge Lally-Green has held the positions of: Director, Auberle; Director, Ireland Institute of Pittsburgh; Director, Saint Thomas More Society; and Director, Catholic High Schools of the Diocese of Pittsburgh, Inc.	$4,568.76	$261,250
Peter E. Madden Birth Date: March 16, 1942 Trustee Indefinite Term Began serving: November 1991	Principal Occupation: Director or Trustee, and Chair of the Board of Directors or Trustees, of the Federated Fund Complex; Retired.
Other Directorships Held: None.
	Qualifications: Mr. Madden has served in several business management, mutual fund services and directorship positions throughout his career. Mr. Madden previously served as President, Chief Operating Officer and Director, State Street Bank and Trust Company (custodian bank) and State Street Corporation (financial services). He was Director, VISA USA and VISA International; and Chairman and Director, Massachusetts Bankers Association. Mr. Madden served as Director, Depository Trust Corporation; and Director, The Boston Stock Exchange. Mr. Madden also served as a Representative to the Commonwealth of Massachusetts General Court.	$5,660.03	$322,500
Charles F. Mansfield, Jr. Birth Date: April 10, 1945 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: None.
	Qualifications: Mr. Mansfield has served in several banking, business management and educational roles and directorship positions throughout his career. Mr. Mansfield previously served as Chief Executive Officer, PBTC International Bank; Partner, Arthur Young & Company (now Ernst & Young LLP); Chief Financial Officer of Retail Banking Sector, Chase Manhattan Bank; Senior Vice President, HSBC Bank USA (formerly, Marine Midland Bank); Vice President, Citibank; Assistant Professor of Banking and Finance, Frank G. Zarb School of Business, Hofstra University; Executive Vice President DVC Group, Inc. (marketing, communications and technology).	$4,254.70	$237,500

Name Birth Date Positions Held with Trust Date Service Began	Principal Occupation(s) and Other Directorships Held for Past Five Years, Previous Position(s) and Qualifications	Aggregate Compensation From Fund (past fiscal year)	Total Compensation From Trust and Federated Fund Complex (past calendar year)
Thomas M. O'Neill Birth Date: June 14, 1951 Trustee Indefinite Term Began serving: October 2006	Principal Occupations: Director or Trustee, Chair of the Audit Committee of the Federated Fund Complex; Sole Proprietor, Navigator Management Company (investment and strategic consulting).
Other Directorships Held: None.
	Qualifications: Mr. O'Neill has served in several business, mutual fund and financial management roles and directorship positions throughout his career. Mr. O'Neill serves as Director, Medicines for Humanity and Director, The Golisano Children's Museum of Naples, Florida. Mr. O'Neill previously served as Chief Executive Officer and President, Managing Director and Chief Investment Officer, Fleet Investment Advisors; President and Chief Executive Officer, Aeltus Investment Management, Inc.; General Partner, Hellman, Jordan Management Co., Boston, MA; Chief Investment Officer, The Putnam Companies, Boston, MA; Credit Analyst and Lending Officer, Fleet Bank; Director and Consultant, EZE Castle Software (investment order management software); and Director, Midway Pacific (lumber).	$4,568.76	$261,250
P. Jerome Richey Birth Date: February 23, 1949 Trustee Indefinite Term Began serving: October 2013	Principal Occupations: Director or Trustee of the Federated Fund Complex; Management Consultant.
Other Directorships Held: None.
	Qualifications: Mr. Richey has served in several business and legal management roles and directorship positions throughout his career. Mr. Richey most recently held the positions of Senior Vice Chancellor and Chief Legal Officer, University of Pittsburgh. Mr. Richey serves as Board Member, Epilepsy Foundation of Western Pennsylvania and Board member, World Affairs Council of Pittsburgh. Mr. Richey previously served as Chief Legal Officer and Executive Vice President, CONSOL Energy Inc. and Shareholder, Buchanan Ingersoll & Rooney PC (a law firm).	$4,153.42	$237,500
John S. Walsh Birth Date: November 28, 1957 Trustee Indefinite Term Began serving: January 1999	Principal Occupations: Director or Trustee of the Federated Fund Complex; President and Director, Heat Wagon, Inc. (manufacturer of construction temporary heaters); President and Director, Manufacturers Products, Inc. (distributor of portable construction heaters); President, Portable Heater Parts, a division of Manufacturers Products, Inc. Other Directorships Held: None. Qualifications: Mr. Walsh has served in several business management roles and directorship positions throughout his career. Mr. Walsh previously served as Vice President, Walsh & Kelly, Inc. (paving contractors).	$5,011.88	$286,250
OFFICERS*
Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
John W. McGonigle Birth Date: October 26, 1938 EXECUTIVE VICE PRESIDENT AND SECRETARY Officer since: April 1984	Principal Occupations: Executive Vice President and Secretary of the Federated Fund Complex; Vice Chairman, Executive Vice President, Secretary and Director, Federated Investors, Inc.
Previous Positions: Trustee, Federated Investment Management Company and Federated Investment Counseling; Director, Federated Global Investment Management Corp., Federated Services Company and Federated Securities Corp.

Name Birth Date Address Positions Held with Trust Date Service Began	Principal Occupation(s) and Previous Position(s)
Lori A. Hensler Birth Date: January 6, 1967 Treasurer Officer since: April 2013	Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services; Financial and Operations Principal for Federated Securities Corp. and Edgewood Services, Inc.; and Assistant Treasurer, Federated Investors Trust Company. Ms. Hensler has received the Certified Public Accountant designation.
Previous Positions: Controller of Federated Investors, Inc.; Senior Vice President and Assistant Treasurer, Federated Investors Management Company; Treasurer, Federated Investors Trust Company; Assistant Treasurer, Federated Administrative Services, Federated Administrative Services, Inc., Federated Securities Corp., Edgewood Services, Inc., Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company, Passport Research, Ltd. and Federated MDTA, LLC; Financial and Operations Principal for Federated Securities Corp., Edgewood Services, Inc. and Southpointe Distribution Services, Inc.
Peter J. Germain Birth Date: September 3, 1959 CHIEF LEGAL OFFICER Officer since: January 2005	Principal Occupations: Mr. Germain is Chief Legal Officer of the Federated Fund Complex. He is General Counsel and Vice President, Federated Investors, Inc.; President, Federated Administrative Services and Federated Administrative Services, Inc.; Vice President, Federated Securities Corp.; Secretary, Federated Private Asset Management, Inc.; and Secretary, Retirement Plan Service Company of America. Mr. Germain joined Federated in 1984 and is a member of the Pennsylvania Bar Association.
Previous Positions: Deputy General Counsel, Special Counsel, Managing Director of Mutual Fund Services, Federated Investors, Inc.; Senior Vice President, Federated Services Company; and Senior Corporate Counsel, Federated Investors, Inc.
Richard B. Fisher Birth Date: May 17, 1923 Vice President Officer since: April 1984	Principal Occupations: Vice Chairman or Vice President of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Chairman, Federated Securities Corp.
Previous Positions: President and Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Director and Chief Executive Officer, Federated Securities Corp.
Stephen Van Meter Birth Date: June 5, 1975 CHIEF COMPLIANCE OFFICER AND SENIOR VICE PRESIDENT Officer since: July 2015	Principal Occupations: Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc. and Chief Compliance Officer of certain of its subsidiaries. Mr. Van Meter joined Federated in October 2011. He holds FINRA licenses under Series 3, 7, 24 and 66.
Previous Positions: Mr. Van Meter previously held the position of Compliance Operating Officer, Federated Investors, Inc. Prior to joining Federated, Mr. Van Meter served at the United States Securities and Exchange Commission in the positions of Senior Counsel, Office of Chief Counsel, Division of Investment Management and Senior Counsel, Division of Enforcement.
Stephen F. Auth Birth Date: September 13, 1956 101 Park Avenue. 41st Floor New York, NY 10178 CHIEF INVESTMENT OFFICER Officer since: November 2002	Principal Occupations: Stephen F. Auth is Chief Investment Officer of various Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania.
Previous Positions: Executive Vice President, Federated Investment Management Company and Passport Research, Ltd. (investment advisory subsidiary of Federated); Senior Vice President, Global Portfolio Management Services Division; Senior Vice President, Federated Investment Management Company and Passport Research, Ltd.; Senior Managing Director and Portfolio Manager, Prudential Investments.
*	Officers do not receive any compensation from the Fund.
In addition, the Fund has appointed an Anti-Money Laundering Compliance Officer.
DIRECTOR/TRUSTEE EMERITUS PROGRAM
The Board has created a position of Director/Trustee Emeritus, whereby an incumbent Director/Trustee who has attained the age of 75 and completed a minimum of five years of service as a director/trustee, may, in the sole discretion of the Committee of Independent Directors/Trustees (“Committee”), be recommended to the full Board of Directors/Trustees of the Fund to serve as Director/Trustee Emeritus.
A Director/Trustee Emeritus that has been approved as such receives an annual fee in an amount equal to a percent of the annual base compensation paid to a Director/Trustee. Effective August 16, 2013, in the case of a Director/Trustee Emeritus who had previously served at least five years but less than 10 years as a Director/Trustee, the percent will be 10%. In the case of a Director/Trustee Emeritus who had previously served at least 10 years as a Director/Trustee, the percent will be 20%. Directors/Trustees Emeritus appointed prior to August 16, 2013 are paid 20% of the annual base compensation. In addition, the Director/Trustee Emeritus will be reimbursed for any expenses incurred in connection with their service, including expenses of travel and lodging incurred in attendance at Board meetings. Director/Trustee Emeritus will continue to receive relevant materials concerning the Funds, will be expected to attend at least one regularly scheduled quarterly meeting of the Board of Directors/Trustees each year and will be available to consult with the Committees or its representatives at reasonable times as requested by the Chairman; however, a Director/Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds.

The Director/Trustee Emeritus will be permitted to serve in such capacity at the pleasure of the Committee, but the annual fee will cease to be paid at the end of the calendar year during which he or she has attained the age of 80 years, thereafter the position will be honorary.
The following table shows the fees paid to each Director/Trustee Emeritus for the Fund's most recently ended fiscal year and the portion of that fee paid by the Fund or Trust.1
TO BE FILED BY AMENDMENT
EMERITUS Trustees and Compensation
Director/Trustee Emeritus	Compensation From Fund (past fiscal year)	Total Compensation Paid to Director/Trustee Emeritus[1]
John F. Donahue TO BE UPDATED	$0.00	$0.00
John T. Conroy, Jr.	TO BE UPDATED	TO BE UPDATED
Nicholas Constantakis	TO BE UPDATED	TO BE UPDATED
Robert J. Nicholson	TO BE UPDATED	TO BE UPDATED
James F. Will	TO BE UPDATED	TO BE UPDATED
1	The fees paid to each Director/Trustee are allocated among the funds that were in existence at the time the Director/Trustee elected Emeritus status, based on each fund's net assets at that time.
BOARD LEADERSHIP STRUCTURE
As required under the terms of certain regulatory settlements, the Chairman of the Board is not an interested person of the Fund and neither the Chairman, nor any firm with which the Chairman is affiliated, has a prior relationship with Federated or its affiliates or (other than his position as a Trustee) with the Fund.
Committees of the Board
Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Executive	J. Christopher Donahue Peter E. Madden John S. Walsh	In between meetings of the full Board, the Executive Committee generally may exercise all the powers of the full Board in the management and direction of the business and conduct of the affairs of the Trust in such manner as the Executive Committee shall deem to be in the best interests of the Trust. However, the Executive Committee cannot elect or remove Board members, increase or decrease the number of Trustees, elect or remove any Officer, declare dividends, issue shares or recommend to shareholders any action requiring shareholder approval.	One
Audit	John T. Collins G. Thomas Hough Maureen Lally-Green Thomas M. O'Neill	The purposes of the Audit Committee are to oversee the accounting and financial reporting process of the Fund, the Fund's internal control over financial reporting and the quality, integrity and independent audit of the Fund's financial statements. The Committee also oversees or assists the Board with the oversight of compliance with legal requirements relating to those matters, approves the engagement and reviews the qualifications, independence and performance of the Fund's independent registered public accounting firm, acts as a liaison between the independent registered public accounting firm and the Board and reviews the Fund's internal audit function.	Seven

Board Committee	Committee Members	Committee Functions	Meetings Held During Last Fiscal Year
Nominating	John T. Collins G. Thomas Hough Maureen Lally-Green Peter E. Madden Charles F. Mansfield, Jr. Thomas M. O'Neill P. Jerome Richey John S. Walsh	The Nominating Committee, whose members consist of all Independent Trustees, selects and nominates persons for election to the Fund's Board when vacancies occur. The Committee will consider candidates recommended by shareholders, Independent Trustees, officers or employees of any of the Fund's agents or service providers and counsel to the Fund. Any shareholder who desires to have an individual considered for nomination by the Committee must submit a recommendation in writing to the Secretary of the Fund, at the Fund's address appearing on the back cover of this SAI. The recommendation should include the name and address of both the shareholder and the candidate and detailed information concerning the candidate's qualifications and experience. In identifying and evaluating candidates for consideration, the Committee shall consider such factors as it deems appropriate. Those factors will ordinarily include: integrity, intelligence, collegiality, judgment, diversity, skill, business and other experience, qualification as an “Independent Trustee,” the existence of material relationships which may create the appearance of a lack of independence, financial or accounting knowledge and experience and dedication and willingness to devote the time and attention necessary to fulfill Board responsibilities.	Two
BOARD'S ROLE IN RISK OVERSIGHT
The Board's role in overseeing the Fund's general risks includes receiving performance reports for the Fund and risk management reports from Federated's Chief Risk Officer at each regular Board meeting. The Chief Risk Officer is responsible for enterprise risk management at Federated, which includes risk management committees for investment management and for investor services. The Board also receives regular reports from the Fund's Chief Compliance Officer regarding significant compliance risks.
On behalf of the Board, the Audit Committee plays a key role overseeing the Fund's financial reporting and valuation risks. The Audit Committee meets regularly with the Fund's Principal Financial Officer and outside auditors, as well as with Federated's Chief Audit Executive to discuss financial reporting and audit issues, including risks relating to financial controls.
TO BE FILED BY AMENDMENT
Board Ownership Of Shares In The Fund And In The Federated Family Of Investment Companies As Of December 31, 2015
Interested Board Member Name	Dollar Range of Shares Owned in Federated Kaufmann Fund	Aggregate Dollar Range of Shares Owned in Federated Family of Investment Companies
J. Christopher Donahue	Over $100,000	Over $100,000
John B. Fisher	TO BE UPDATED	Over $100,000
Independent Board Member Name
John T. Collins	None	Over $100,000
G. Thomas Hough	None	$50,001-$100,000
Maureen Lally-Green	$10,001-$50,000	Over $100,000
Peter E. Madden	None	Over $100,000
Charles F. Mansfield, Jr.	None	Over $100,000
Thomas M. O'Neill	None	Over $100,000
P. Jerome Richey	None	Over $100,000
John S. Walsh	Over $100,000	Over $100,000
Investment Adviser
The Adviser conducts investment research and makes investment decisions for the Fund.
The Adviser is a wholly owned subsidiary of Federated.
The Adviser shall not be liable to the Trust or any Fund shareholder for any losses that may be sustained in the purchase, holding or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties imposed upon it by its contract with the Trust.

TO BE FILED BY AMENDMENT
Investment Personnel Information
As a general matter, certain conflicts of interest may arise in connection with investment personnel's management of a fund's investments, on the one hand, and the investments of other accounts for which the investment personnel is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific investment personnel compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). The Adviser has adopted policies and procedures and has structured investment personnel's compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
The following information about the Fund's Investment Personnel is provided as of the end of the Fund's most recently completed fiscal year unless otherwise indicated.
Hans Utsch, Portfolio Manager
Types of Accounts Managed by Hans Utsch	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: Over $1,000,000.
Hans Utsch is paid a fixed base salary and various annual incentives. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentives include certain guaranteed amounts, plus variable amounts based on achievement of certain product-specific revenue targets, plus a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology. There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine this annual incentive payment.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Utsch is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. IPP is calculated with an equal weighting of each account managed by the portfolio manager. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the portfolio manager's group and the President & CEO, Federated Advisory Companies.
As a separate matter, Mr. Utsch may receive additional consideration based on achievement of specified revenue targets.
Pursuant to the terms of a business agreement, Mr. Utsch's annual incentives may include certain guaranteed amounts.
Jonathan Art, Portfolio Manager
Types of Accounts Managed by Jonathan Art	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $500,001-$1,000,000.

Jonathan Art is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive is a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology, which may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Art is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Art provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the portfolio manager's group and the President & CEO, Federated Advisory Companies.
As a separate matter, Mr. Art may receive additional consideration based on achievement of specified revenue targets.
Mark Bauknight, Portfolio Manager
Types of Accounts Managed by Mark Bauknight	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
Mark Bauknight is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Bauknight is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Bauknight provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the portfolio manager's group and the President & CEO, Federated Advisory Companies.
As a separate matter, Mr. Bauknight may receive additional consideration based on achievement of specified revenue targets.

Thomas Brakel, Portfolio Manager
Types of Accounts Managed by Thomas Brakel	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
Thomas Brakel is paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Brakel is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Brakel provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the portfolio manager's group and the President & CEO, Federated Advisory Companies.
As a separate matter, Mr. Brakel may receive additional consideration based on achievement of specified revenue targets.
John Ettinger, Portfolio Manager
Types of Accounts Managed by John Ettinger	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $50,001-$100,000.
John Ettinger is paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. Ettinger is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Ettinger provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the portfolio manager's group and the President & CEO, Federated Advisory Companies.

As a separate matter, Mr. Ettinger may receive additional consideration based on achievement of specified revenue targets.
Barbara Miller, Portfolio Manager
Types of Accounts Managed by Barbara Miller	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $100,001-$500,000.
Barbara Miller is paid a fixed-base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based on multiple performance criteria using a Balanced Scorecard methodology, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Ms. Miller is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Ms. Miller provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account she manages or for which she provides research and analytical support. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the portfolio manager's group and the President & CEO, Federated Advisory Companies.
As a separate matter, Ms. Miller may receive additional consideration based on achievement of specified revenue targets.
Steven Abrahamson, Senior Investment Analyst
Types of Accounts Managed by Steven Abrahamson	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Steven Abrahamson is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the analyst's experience and performance. The annual incentive is a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology, which may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this analyst role to determine the annual incentive payment.

IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager or analyst has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager or analyst may be excluded. As noted above, Mr. Abrahamson is also an analyst for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. Abrahamson provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the Investment Team and the President & CEO, Federated Advisory Companies.
As a separate matter, Mr. Abrahamson may receive additional consideration based on achievement of specified revenue targets.
Stephen DeNichilo, Portfolio Manager
Types of Accounts Managed by Stephen DeNichilo	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	1/$72.7 million
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: $10,001-$50,000.
Stephen DeNichilo is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive is a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology, which may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager or analyst has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Mr. DeNichilo is also a portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Mr. DeNichilo provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account he manages or for which he provides research and analytical support. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the portfolio manager's group and the President & CEO, Federated Advisory Companies.
As a separate matter, Mr. DeNichilo may receive additional consideration based on achievement of specified revenue targets.
Vivian Wohl, Portfolio Manager
Types of Accounts Managed by Vivian Wohl	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	3/$4.3 billion
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.
Dollar value range of shares owned in the Fund: None.
Vivian Wohl is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive is a variable amount that is determined based on multiple performance criteria using a Balanced Scorecard methodology, which may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). There are three weighted performance categories in the Balanced Scorecard. Investment Product Performance (IPP) is the predominant factor. Of lesser importance are: Financial Success and Leadership/Teamwork/Communication. The total Balanced Scorecard “score” is applied against an annual incentive opportunity that is competitive in the market for this portfolio manager role to determine the annual incentive payment.
IPP is measured on a rolling one, three and five calendar year pre-tax gross return basis versus the Fund's designated peer group of comparable accounts. Performance periods are adjusted if a portfolio manager or analyst has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager or analyst may be excluded. As noted above, Ms. Wohl is also a portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Additionally, Ms. Wohl provides research and analytical support for other accounts. IPP is calculated with an equal weighting of each account she manages or for which she provides research and analytical support. Discretion may be applied to modify the above based on extenuating circumstances.
Financial Success and Leadership/Teamwork/Communication are assessed on a discretionary basis by the Chief Investment Officer in charge of the portfolio manager's group and the President & CEO, Federated Advisory Companies.
As a separate matter, Ms. Wohl may receive additional consideration based on achievement of specified revenue targets.
Services Agreement
Federated Advisory Services Company, an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Adviser. The fee for these services is paid by the Adviser and not by the Fund.
Other Related Services
Affiliates of the Adviser may, from time to time, provide certain electronic equipment and software to institutional customers in order to facilitate the purchase of Fund Shares offered by the Distributor.
Code Of Ethics Restrictions On Personal Trading
As required by SEC rules, the Fund, its Adviser and its Distributor have adopted codes of ethics. These codes govern securities trading activities of investment personnel, Fund Trustees and certain other employees. Although they do permit these people to trade in securities, including those that the Fund could buy, as well as Shares of the Fund, they also contain significant safeguards designed to protect the Fund and its shareholders from abuses in this area, such as requirements to obtain prior approval for, and to report, particular transactions.
Voting Proxies On Fund Portfolio Securities
The Board has delegated to the Adviser authority to vote proxies on the securities held in the Fund's portfolio. The Board has also approved the Adviser's policies and procedures for voting the proxies, which are described below.
Proxy Voting Policies
The Adviser's general policy is to cast proxy votes in favor of management proposals and shareholder proposals that the Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the General Policy.
The following examples illustrate how the General Policy may apply to management proposals and shareholder proposals submitted for approval or ratification by holders of the company's voting securities. However, whether the Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally the Adviser will vote in favor of: (1) a proposal to require a company's audit committee to be comprised entirely of independent directors; (2) shareholder proposals to declassify the board of directors; in favor of shareholder proposals to require a majority voting standard in the election of directors; (3) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (4) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (5) a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company; or (b) the previous auditor was dismissed because of a disagreement with the company; (6) a proposal to repeal a shareholder rights plan (also known as a “poison pill”) and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (7) shareholder proposals to eliminate supermajority requirements in company bylaws; (8) shareholder proposals to separate the roles of chairman of the board and CEO; (9) shareholder proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors (“Proxy

Access”); (10) the full slate of directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company's chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; (d) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director; (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers; or (f) served on a board that did not implement a shareholder proposal that Federated supported and received more than 50% shareholder support the previous year.
On matters of capital structure, generally the Adviser will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); (2) grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and (3) authorize a stock repurchase program.
On matters relating to management compensation, generally the Adviser will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans (“Say On Pay”) when the plan has failed to align executive compensation with corporate performance; (2) proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (3) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, the Adviser will vote proxies consistent with the General Policy. The Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their proposed business strategy and the expected impact on the long-term value of the securities being voted. The Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company's board. The Adviser believes that a company's board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Adviser would vote for shareholder proposals not supported by the company's board that the Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company's board in the absence of shareholder direction.
In addition, the Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Adviser will not vote proxies for such shares. In addition, the Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
Proxy Voting Procedures
The Adviser has established a Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Adviser by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, interacting with a proxy voting service on the Proxy Committee's behalf; soliciting voting recommendations from the Adviser's investment professionals, as necessary; bringing requests to the Proxy Committee from the Adviser's investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.
The Adviser has hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting services with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Adviser's clients (and shareholders of the funds advised by the Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
The Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Adviser or Distributor. This may occur where a significant business relationship exists between the Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an “Interested Company.”
The Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Adviser or its affiliates have influenced proxy votes. Any employee of the Adviser or its affiliates who is contacted by an Interested Company regarding proxies to be voted by the Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.
In certain circumstances it may be appropriate for the Adviser to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as “proportional voting.” If the Fund owns shares of another Federated mutual fund, the Adviser will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, the Adviser may proportionally vote the Fund's proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange-traded fund, the Adviser will proportionally vote the Fund's proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (Downstream Affiliate), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between the Adviser and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers' Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders' meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.

In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, the Adviser will take the following steps:
■	A due diligence team made up of employees of the Adviser and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
■	Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) the PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) the Head of the PVOT, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively, the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available via the Proxy Voting Record (Form N-PX) link associated with the Fund and share class name at www.FederatedInvestors.com/FundInformation. Form N-PX filings are also available at the SEC's website at www.sec.gov.
Portfolio Holdings Information
Information concerning the Fund's portfolio holdings is available via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. A complete listing of the Fund's portfolio holdings as of the end of each calendar quarter is posted on the website 30 days (or the next business day) after the end of the quarter and remains posted for six months thereafter. Summary portfolio composition information as of the close of each month is posted on the website 15 days (or the next business day) after month-end and remains posted until replaced by the information for the succeeding month. The summary portfolio composition information may include: identification of the Fund's top 10 holdings and a percentage breakdown of the portfolio by sector.
You may also access portfolio information as of the end of the Fund's fiscal quarters via the link to the Fund and share class name at www.FederatedInvestors.com/FundInformation. The Fund's Annual Shareholder Report and Semi-Annual Shareholder Report contain complete listings of the Fund's portfolio holdings as of the end of the Fund's second and fourth fiscal quarters. The Fund's Form N-Q filings contain complete listings of the Fund's portfolio holdings as of the end of the Fund's first and third fiscal quarters. Fiscal quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC's website at www.sec.gov.
The disclosure policy of the Fund and the Adviser prohibits the disclosure of portfolio holdings information to any investor or intermediary before the same information is made available to other investors. Employees of the Adviser or its affiliates who have access to nonpublic information concerning the Fund's portfolio holdings are prohibited from trading securities on the basis of this information. Such persons must report all personal securities trades and obtain pre-clearance for all personal securities trades other than mutual fund shares.
Firms that provide administrative, custody, financial, accounting, legal or other services to the Fund may receive nonpublic information about Fund portfolio holdings for purposes relating to their services. The Fund may also provide portfolio holdings information to publications that rate, rank or otherwise categorize investment companies. Traders or portfolio managers may provide “interest” lists to facilitate portfolio trading if the list reflects only that subset of the portfolio for which the trader or portfolio manager is seeking market interest. A list of service providers, publications and other third parties who may receive nonpublic portfolio holdings information appears in the Appendix to this SAI.
The furnishing of nonpublic portfolio holdings information to any third party (other than authorized governmental or regulatory personnel) requires the prior approval of the President of the Adviser and of the Chief Compliance Officer of the Fund. The President of the Adviser and the Chief Compliance Officer will approve the furnishing of nonpublic portfolio holdings information to a third party only if they consider the furnishing of such information to be in the best interests of the Fund and its shareholders. In that regard, and to address possible conflicts between the interests of Fund shareholders and those of the Adviser and its affiliates, the following procedures apply. No consideration may be received by the Fund, the Adviser, any affiliate of the Adviser or any of their employees in connection with the disclosure of portfolio holdings information. Before information is furnished, the third party must sign a written agreement that it will safeguard the confidentiality of the information, will use it only for the purposes for which it is furnished and will not use it in connection with the trading of any security. Persons approved to receive nonpublic portfolio holdings information will receive it as often as necessary for the purpose for which it is provided. Such information may be furnished as frequently as daily and often with no time lag between the date of the information and the date it is furnished. The Board receives and reviews annually a list of the persons who receive nonpublic portfolio holdings information and the purposes for which it is furnished.
Brokerage Transactions And Investment Allocation
Equity securities may be traded in the over-the-counter market through broker/dealers acting as principal or agent, or in transactions directly with other investors. Transactions may also be executed on a securities exchange or through an electronic communications network. The Adviser seeks to obtain best execution of trades in equity securities by balancing the costs inherent in trading, including opportunity costs, market impact costs and commissions. As a general matter, the Adviser seeks to add value to its investment management by using market information to capitalize on market opportunities, actively seek liquidity and discover price. The Adviser continually monitors its trading results in an effort to improve execution. Fixed-income securities are generally traded in an over-the-counter market on a net basis (i.e., without commission) through dealers acting as principal or in transactions directly with the issuer. Dealers derive an undisclosed amount of compensation by offering securities at a higher price than they bid for them. Some fixed-income securities may have only one primary market maker. The Adviser seeks to use dealers it believes to be actively and effectively trading the security being purchased or sold, but may not always obtain the lowest purchase price or highest sale price with respect to a fixed-income security. The Adviser's receipt of research services (as described below) may also be a factor in the Adviser's selection of brokers and dealers. The Adviser may also direct certain portfolio trades to a broker that, in turn, pays a portion of the Fund's operating expenses. The Adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Fund's Board.
TO BE FILED BY AMENDMENT
On October 31, 2016, the Fund owned securities of the following regular broker/dealers:
Broker Dealer	Amount of Securities Owned
JPMorgan Chase & Co.	$27,948,750
Investment decisions for the Fund are made independently from those of other accounts managed by the Adviser and accounts managed by affiliates of the Adviser. All of the Fund's trading in initial public offerings (IPO) will be done independently from any other accounts that are not managed by the Fund's portfolio managers. Although the Fund also expects to engage in non-IPO trading independently from any other such accounts, when the Fund and one or more of those accounts do invest in, or dispose of, the same security, available investments or opportunities for sales may be allocated among the Fund and the account(s) in a manner believed by the Adviser to be equitable. While the coordination and ability to participate in volume transactions may benefit the Fund, it is possible that this procedure could adversely impact the price paid or received and/or the position obtained or disposed of by the Fund. Conversely, it is possible that independent trading activity by the Adviser on behalf of the Fund, and by the Adviser's affiliates, could adversely impact the prices paid or received and/or position obtained or disposed of by the Fund.
Brokerage and Research Services
Brokerage services include execution of trades and products and services that relate to the execution of trades, including communications services related to trade execution, clearing and settlement, trading software used to route orders to market centers, software that provides algorithmic trading strategies and software used to transmit orders to direct market access (DMA) systems. Research services may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services assist the Adviser and its affiliates in terms of their overall investment responsibilities to funds and investment accounts for which they have investment discretion. However, particular brokerage and research services received by the Adviser and its affiliates may not be used to service every fund or account, and may not benefit the particular funds and accounts that generated the brokerage commissions. In addition, brokerage and research services paid for with commissions generated by the Fund may be used in managing other funds and accounts. To the extent that receipt of these services may replace services for which the Adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The Adviser and its affiliates exercise reasonable business judgment in selecting brokers to execute securities transactions where receipt of research services is a factor. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided.
In all brokerage orders, the Fund's managers seek the most favorable prices and executions. Determining what may constitute the most favorable price and execution in a brokerage order involves a number of factors, including the overall direct net economic result to the Fund (involving both price paid or received and any commissions or other costs paid) and the efficiency with which the transaction is effected. The managers also consider the ongoing brokerage and research services provided to the Fund. The

Fund will pay broker-dealers a commission for executing a particular transaction for the Fund that may be in excess of the amount of commission those or other broker-dealers may normally charge other institutional investors if the managers determine, in good faith, that such commission is reasonable in relation to the value of the brokerage and research services received, viewed in terms of the particular transaction or of the overall benefits to the Fund.
TO BE FILED BY AMENDMENT
For the fiscal year ended October 31, 2016, the Fund's Adviser directed brokerage transactions to certain brokers in connection with the Adviser's receipt of research services. The total amount of these transactions was $X,XXX,XXX,XXX for which the Fund paid $X,XXX,XXX in brokerage commissions.
Administrator
Federated Administrative Services (FAS), a subsidiary of Federated, provides administrative personnel and services, including certain legal, compliance, recordkeeping and financial reporting services (“Administrative Services”), necessary for the operation of the Fund. FAS provides Administrative Services for a fee based upon the rates set forth below paid on the average daily net assets of the Fund. For purposes of determining the appropriate rate breakpoint, “Investment Complex” is defined as all of the Federated Funds subject to a fee under the Administrative Services Agreement with FAS. FAS is also entitled to reimbursement for certain out-of-pocket expenses incurred in providing Administrative Services to the Fund.
Administrative Services Fee Rate	Average Daily Net Assets of the Investment Complex
0.150 of 1%	on the first $5 billion
0.125 of 1%	on the next $5 billion
0.100 of 1%	on the next $10 billion
0.075 of 1%	on assets over $20 billion
Custodian
State Street Bank and Trust Company, Boston, Massachusetts, is custodian for the securities and cash of the Fund. Foreign instruments purchased by the Fund are held by foreign banks participating in a network coordinated by State Street Bank and Trust Company.
Transfer Agent And Dividend Disbursing Agent
State Street Bank and Trust Company, the Fund's registered transfer agent, maintains all necessary shareholder records.
Independent Registered Public Accounting Firm
The independent registered public accounting firm for the Fund, , conducts its audits in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require it to plan and perform its audits to provide reasonable assurance about whether the Fund's financial statements and financial highlights are free of material misstatement.

TO BE FILED BY AMENDMENT
Fees Paid by the Fund for Services
For the Year Ended October 31	2015	2014	2013
Advisory Fee Earned	$75,550,788	$76,990,278	$78,886,436
Advisory Fee Waived	$480,222	$5,573,535	$7,848,943
Advisory Fee Reimbursed	$975,002	$375,017	$454,893
Sub-Advisory Fee	$62,007,200	$63,483,211	$65,046,710
Brokerage Commissions	$6,451,240	$6,494,323	$10,359,862
Net Administrative Fee	$4,548,097	$4,355,366	$4,320,301
Net 12b-1 Fee:
Class A Shares	$3,648,571	$3,277,453	$2,912,559
Class B Shares	$863,784	$1,065,188	$1,245,645
Class C Shares	$3,275,172	$3,263,076	$2,822,051
Class R Shares	$8,566,394	$7,736,064	$5,383,006
Net Shareholder Services Fee:
Class A Shares	$4,058,361	$3,833,654	$4,723,226
Class B Shares	$287,928	$355,063	$337,308
Class C Shares	$1,091,724	$1,087,692	$999,712
Class R Shares	$9,052,334	$8,545,735	$7,555,519
Fees are allocated among classes based on their pro rata share of Fund assets, except for marketing (“Rule 12b-1”) fees and shareholder services fees, which are borne only by the applicable class of Shares.
Shareholder Services Fee includes $XX,XXX.XX paid to a company affiliated with management of Federated.
Financial Information
The Financial Statements for the Fund for the fiscal year ended October 31, 2016, are incorporated herein by reference to the Annual Reports to Shareholders of Federated Kaufmann Fund dated October 31, 2016.
Investment Ratings
Standard & Poor's Rating Services (S&P) LONG-TERM Issue RATINGS
Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: the likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; the nature of and provisions of the obligation; and the protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.
AAA—An obligation rated “AAA” has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
AA—An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
CCC—An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.
C—A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument's terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation's rating is lowered to “D” upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
S&P Rating Outlook
An S& P rating outlook assesses the potential direction of a long-term credit rating over the intermediate term (typically six months to two years). In determining a rating outlook, consideration is given to any changes in the economic and/or fundamental business conditions.
Positive—Positive means that a rating may be raised.
Negative—Negative means that a rating may be lowered.
Stable—Stable means that a rating is not likely to change.
Developing—Developing means a rating may be raised or lowered.
N.M.—N.M. means not meaningful.
S&P Short-Term Issue RATINGS
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, that means obligations with an original maturity of no more than 365 days—including commercial paper.
A-1—A short-term obligation rated “A-1” is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
A-2—A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
A-3—A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B—A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.
C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S Investor Services, Inc. (MOODY's) LONG-TERM RATINGS
Moody's long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Aaa—Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A—Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa—Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba—Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B—Obligations rated B are considered speculative and are subject to high credit risk.
Caa—Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C—Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aaa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
MOODY'S Short-Term RATINGS
Moody's short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect the likelihood of a default on contractually promised payments.
P-1—Issuers (or supporting institutions) rated P-1 have a superior ability to repay short-term debt obligations.
P-2—Issuers (or supporting institutions) rated P-2 have a strong ability to repay short-term debt obligations.
P-3—Issuers (or supporting institutions) rated P-3 have an acceptable ability to repay short-term obligations.
NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
FITCH, INC. (Fitch) LONG-TERM Debt RATINGs
Fitch long-term ratings report Fitch's opinion on an entity's relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the rating is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, Fitch long-term ratings also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.
AAA: Highest Credit Quality—“AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA: Very High Credit Quality—“AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A: High Credit Quality—“A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB: Good Credit Quality—“BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB: Speculative—“BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B: Highly Speculative—“B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC: Substantial Credit Risk—Default is a real possibility.
CC: Very High Levels of Credit Risk—Default of some kind appears probable.

C: Exceptionally High Levels of Credit Risk—Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or (c) Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.
RD: Restricted Default—“RD” ratings indicate an issuer that in Fitch's opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations.
D: Default—“D” ratings indicate an issuer that in Fitch's opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.
FITCH SHORT-TERM DEBT RATINGs
A Fitch short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.
F1: Highest Short-Term Credit Quality—Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2: Good Short-Term Credit Quality—Good intrinsic capacity for timely payment of financial commitments.
F3: Fair Short-Term Credit Quality—The intrinsic capacity for timely payment of financial commitments is adequate.
B: Speculative Short-Term Credit Quality—Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near-term adverse changes in financial and economic conditions.
C: High Short-Term Default Risk—Default is a real possibility.
RD: Restricted Default—Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.
D: Default—Indicates a broad-based default event for an entity, or the default of a short-term obligation.
A.M. BEST Company, Inc. (a.m. best) LONG-TERM DEBT and Preferred Stock RATINGS
A Best's long-term debt rating is Best's independent opinion of an issuer/entity's ability to meet its ongoing financial obligations to security holders when due.
aaa: Exceptional—Assigned to issues where the issuer has an exceptional ability to meet the terms of the obligation.
aa: Very Strong—Assigned to issues where the issuer has a very strong ability to meet the terms of the obligation.
a: Strong—Assigned to issues where the issuer has a strong ability to meet the terms of the obligation.
bbb: Adequate—Assigned to issues where the issuer has an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.
bb: Speculative—Assigned to issues where the issuer has speculative credit characteristics, generally due to a modest margin or principal and interest payment protection and vulnerability to economic changes.

b: Very Speculative—Assigned to issues where the issuer has very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
ccc, cc, c: Extremely Speculative—Assigned to issues where the issuer has extremely speculative credit characteristics, generally due to a minimal margin of principal and interest payment protection and/or limited ability to withstand adverse changes in economic or other conditions.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
Ratings from “aa” to “ccc” may be enhanced with a “+” (plus) or “-” (minus) to indicate whether credit quality is near the top or bottom of a category.
A.M. BEST SHORT-TERM DEBT RATINGS
A Best's short-term debt rating is Best's opinion of an issuer/entity's ability to meet its financial obligations having original maturities of generally less than one year, such as commercial paper.
AMB-1+ Strongest—Assigned to issues where the issuer has the strongest ability to repay short-term debt obligations.
AMB-1 Outstanding—Assigned to issues where the issuer has an outstanding ability to repay short-term debt obligations.
AMB-2 Satisfactory—Assigned to issues where the issuer has a satisfactory ability to repay short-term debt obligations.
AMB-3 Adequate—Assigned to issues where the issuer has an adequate ability to repay short-term debt obligations; however, adverse economic conditions likely will reduce the issuer's capacity to meet its financial commitments.
AMB-4 Speculative—Assigned to issues where the issuer has speculative credit characteristics and is vulnerable to adverse economic or other external changes, which could have a marked impact on the company's ability to meet its financial commitments.
d: In Default—Assigned to issues in default on payment of principal, interest or other terms and conditions, or when a bankruptcy petition or similar action has been filed.
A.M. Best Rating Modifiers
Both long- and short-term credit ratings can be assigned a modifier.
u—Indicates the rating may change in the near term, typically within six months. Generally is event-driven, with positive, negative or developing implications.
pd—Indicates ratings assigned to a company that chose not to participate in A.M. Best's interactive rating process. (Discontinued in 2010).
i—Indicates rating assigned is indicative.
A.M. BEST RATING OUTLOOK
A.M. Best Credit Ratings are assigned a Rating Outlook that indicates the potential direction of a credit rating over an intermediate term, generally defined as the next 12 to 36 months.
Positive—Indicates possible ratings upgrade due to favorable financial/market trends relative to the current trading level.
Negative—Indicates possible ratings downgrade due to unfavorable financial/market trends relative to the current trading level.
Stable—Indicates low likelihood of rating change due to stable financial/market trends.
Not Rated
Certain nationally recognized statistical rating organizations (NRSROs) may designate certain issues as NR, meaning that the issue or obligation is not rated.

Addresses
Federated Kaufmann Fund
Class A Shares
Class B Shares
Class C Shares
Class R Shares
Institutional Shares
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Investment Adviser
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Sub-Adviser
Federated Global Investment Management Corp.
101 Park Avenue, 41st Floor
New York, NY 10178
Custodian, Transfer Agent and Dividend Disbursing Agent
State Street Bank and Trust Company
P.O. Box 8600
Boston, MA 02266-8600
Independent Registered Public Accounting Firm
TO BE FILED BY AMENDMENT

Appendix
The following is a list of persons, other than the Adviser and its affiliates, that have been approved to receive nonpublic portfolio holdings information concerning the Federated Fund Complex; however, certain persons below might not receive such information concerning the Fund:
CUSTODIAN(S)
State Street Bank and Trust Company
SECURITIES LENDING AGENT
Citibank, N.A.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
LEGAL COUNSEL
Goodwin Procter LLP
K&L Gates LLP
Financial Printer(S)
RR Donnelley & Sons Company
Proxy Voting Administrator
Glass Lewis & Co.
SECURITY PRICING SERVICES
Interactive Data Corporation
Markit Group Limited
Standard & Poor's Financial Services LLC
Thomson Reuters Corporation
RATINGS AGENCIES
Fitch, Inc.
Moody's Investors Service, Inc.
Standard & Poor's Financial Services LLC
Other SERVICE PROVIDERS
Other types of service providers that have been approved to receive nonpublic portfolio holdings information include service providers offering, for example, trade order management systems, portfolio analytics, or performance and accounting systems, such as:
Bank of America Merrill Lynch
Barclays Inc.
Bloomberg L.P.
Citibank, N.A.
Electra Information Systems
Informa Investment Solutions, Inc.
Investortools, Inc.
Morningstar, Inc.
MSCI Inc.
SunGard Data Systems Inc.
The Yield Book, Inc.
Wolters Kluwer N.V.
46

Item 28. Exhibits

(a)
1	Conformed copy of Amended and Restated Declaration of Trust of the Registrant;	(12)
2	Amendment Nos. 4, 5, 6 and 7;	(31)
3	Amendment No. 8;	(19)
4	Amendment Nos. 9, 10 and 11;	(21)
5	Amendment Nos. 12 and 13;	(23)
6	Amendment Nos. 14, 15, 16 and 17;	(24)
7	Amendment No. 18;	(25)
8	Amendment No. 19;	(29)
9	Amendment Nos. 20 and 21;	(31)
10	Amendment No. 22;	(33)
11	Amendment No. 23;	(34)
12	Amendment No. 24;	(36)
13	Amendment No. 25;	(39)
14	Amendment No. 26;	(40)
15	Amendment Nos. 27 & No. 28;	(42)
16	Amendment Nos. 29 and 30;	(43)
17	Amendment No. 31;	(45)
18	Amendment No. 32;	(46)
19	Amendment No. 33	(49)
20	Amendment Nos. 34, 35, 36 and 37	(55)
21	Amendment No. 38 and 39	(58)
22	Amendment Nos. 40, 41, 42, 43, 44, 45 and 46	(67)
23	Amendment No. 47	(74)
24	Amendment No. 48	(78)
25	Amendment No. 49	(83)
26	Amendment No. 50	(83)
27	Amendment No. 51	(85)
28	Amendment Nos. 52 and 53	(+)

(b)
1	Copy of Amended and Restated By-Laws of the Registrant;	(12)
2	Amendment Nos. 5, 6 and 7;	(18)
3	Amendment No. 8;	(24)
4	Amendment No. 9;	(29)
5	Amendment No. 10;	(32)
6	Amendment No. 11;	(37)
7	Amendment No. 12;	(39)
8	Amendment No. 13;	(70)

(c)
1	Specimen Share Certificate for Federated Small Cap Strategies Fund;	(7)
2	Specimen Share Certificate for Federated Mid Cap Growth Strategies Fund;	(8)
3	Specimen Share Certificate for Federated Capital Appreciation Fund;	(9)
	As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.

(d)
1	Conformed copy of Investment Advisory Contract of the Registrant (Federated Mid Cap Growth Strategies Fund);	(5)
2	Conformed copy of Investment Advisory Contract on behalf of the Registrant, which includes Exhibit B for Federated Capital Appreciation Fund;	(10)
3	Conformed copies of Exhibits D & E for Federated Large Cap Growth Fund and Federated Technology Fund, respectively;	(19)
4	Conformed copy of Exhibit G to the Investment Advisory Contract for Federated Kaufmann Fund;	(23)
5	Conformed copy of Exhibit I to the Investment Advisory Contract for Federated Market Opportunity Fund;	(23)
6	Conformed copy of Amendment to Investment Advisory Contract of the Registrant;	(23)
7	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Fund, which includes Exhibit A, dated December 1, 2001;	(23)
8	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Small Cap Fund, which includes Exhibit A;	(24)
9	Conformed copy of Exhibit J to the Investment Advisory Contract for Federated Kaufmann Small Cap Fund;	(24)
10	Conformed copy of Sub-Advisory Contract for Federated Market Opportunity Fund, which includes Exhibit A;	(31)
11	Conformed copy of Sub-Advisory Contract for Federated Technology Fund, which includes Exhibit A;	(31)
12	Conformed copy of Assignments of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory and Sub-Advisory Contracts of Federated Capital Appreciation Fund, Federated Kaufmann Fund, Federated Small Cap Kaufmann Fund, Federated Market Opportunity Fund, and Federated Technology Fund;	(31)
13	Conformed copy of Assignment of Federated Investment Management Company to Federated Global Investment Management Company for Advisory Contract of Federated Large Cap Growth Fund;	(31)
14	Conformed copy of Assignment of Federated Investment Management Company to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Mid Cap Growth Strategies Fund;	(31)
15	Conformed copy of Investment Advisory Contract of the Registrant, which includes Exhibit A (Federated Strategic Value Fund);	(33)
16	Conformed copy of the Sub-Advisory Contract for Federated Absolute Advantage Fund;	(36)
17	Conformed copy of Exhibit B to the Investment Advisory of the Registrant;	(36)
18	Conformed copy of Assignment of Federated Global Investment Management Corp. to Federated Equity Management Company of Pennsylvania for Advisory Contract of Federated Large Cap Growth Fund;	(39)
19	Conformed copy of Federated Global Investment Management Corp. for Federated InterContinental Fund;	(42)
20	Conformed copy of Exhibit B to the investment advisory contract for Federated Kaufmann Large Cap Fund;	(43)
21	Conformed copy of Sub-Advisory Agreement for Federated Kaufmann Large Cap Fund, including Exhibit A;	(43)
22	Conformed copy of Investment Advisory Contract of the Registrant (Federated Prudent Bear Fund);	(46)
23	Conformed copy of Exhibits B, C and D to the Investment Advisory Contract with Federated Global Investment Management Company;	(47)
24	Conformed copy of Exhibit C to the Investment Advisory Contract with FEMCoPA;	(47)
25	Conformed copy of Exhibit E to the Investment Advisory Contract with Federated Global Investment Management Corp.	(55)
26	Conformed copy of Amendment #1 to Exhibit A to the Investment Advisory Contract with Federated Global Investment Management Corp. for Federated InterContinental Fund; Conformed copy of Exhibit F to the Investment Advisory Contract for Federated Managed Risk Fund;	(67)
27	Form of Sub-advisory Agreement with Federated Investment Management Company for Federated Managed Risk Fund;	(68)
28	Form of Sub-advisory Agreement with Federated Equity Management Company of Pennsylvania for Federated Managed Risk Fund;	(68)
29	Form of Amendment #1 to Exhibit B to the Investment Advisory Contract with FEMCOPA;	(69)
30	Conformed copy of Transfer and Assumption of Investment Advisory contract to Federated MDTA LLC on behalf of Federated MDT Mid-Cap Growth Strategies Fund;	(70)
31	Conformed Copy of Co-Advisory Contract for Federated Managed Risk Funds and Federated Managed Volatility Fund	(73)
32	Conformed Copy of Amendment #1 to Exhibit G to the Investment Advisory Contract with FEMCOPA;	(74)
33	Conformed Copy of Amendment #1 to Exhibit J to the Investment Advisory Contract with FEMCOPA;	(74)
34	Conformed copy of Amendment #1 to Exhibit A to the Sub-Advisory Contract for Federated Kaufmann Small Cap Fund	(78)
35	Conformed Copy of Amendment #1 to Exhibit A to the Sub-Advisory contract for Federated Kaufmann Fund	(78)
36	Conformed Copy of Amendment #1 to Exhibit A to the Sub-Advisory contract for Federated Kaufmann Large Cap Fund	(78)

(e)
1	Conformed copy of Distributor’s Contract of the Registrant;	(10)
2	Conformed copies of Exhibits D and F to the Distributor’s Contract for Federated Mid Cap Growth Strategies Fund, (Class A and C Shares);	(10)
3	Conformed copies of Exhibits G and I to the Distributor’s Contract for Federated Capital Appreciation Fund, (Class A and C Shares);	(10)
4	Conformed copy of Distributor’s Contract (Class B Shares);	(16)
5	Conformed copies of Exhibits M and N to the Distributor’s Contract for Federated Large Cap Growth Fund, (Class A and C Shares);	(19)
6	Conformed copies of Exhibits O and P to the Distributor’s Contract for Federated Communications Technology Fund, (Class A and C Shares);	(19)
7	Conformed copy of Exhibits S & T to the Distributor’s Contract for Federated Market Opportunity Fund (Class A and Class C Shares);	(22)
8	Conformed copy of Exhibit U to the Distributor’s Contract for Federated Kaufmann Fund (Class K Shares);	(23)
9	Conformed copy of Exhibits V & W to the Distributor’s Contract for Federated Kaufmann Fund (Class A and Class C Shares);	(22)
10	Conformed copy of Amendment to the Distributor’s Contract of the Registrant, dated June 1, 2001;	(23)
11	Conformed copy of Exhibit X to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Class A Shares);	(24)
12	Conformed copy of Exhibit Y to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Class C Shares);	(24)
13	Conformed copy of Exhibit Z to the Distributor's Contract for Federated Capital Appreciation Fund (Class K Shares);	(28)
14	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6)(ii)-(iv) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File No. 33-38550 and 811-6269)
15	Conformed copy of Amendment to the Distributor’s Contract of the Registrant, dated October 1, 2003;	(31)
16	Conformed copy of Amendment to the Distributor’s Contract (Class B Shares) of the Registrant, dated June 1, 2001;	(31)
17	Conformed copy of Amendment to the Distributor’s Contract (Class B Shares) of the Registrant, dated October 1, 2003;	(31)
18	Conformed copy of Exhibit AA and BB to the Distributor’s Contract for Federated Strategic Value Fund (Class A and Class C Shares);	(33)
19	Conformed copy of Exhibit CC to the Distributors Contract for Federated Strategic Value Fund (Institutional Shares);	(35)
20	Conformed copy of Exhibits, DD, EE, FF and GG to the Distributors Contract;	(36)
21	Conformed copy of Exhibit HH to Distributors Contract for Federated Mid-Cap Growth Strategies Fund;	(39)
22	Conformed copy of Exhibit II, JJ, KK and LL to Distributors Contract for Federated InterContinental Fund;	(42)
23	Conformed copy of Amendment 1 to Exhibit G, S, DD and JJ;	(43)
24	Conformed copy of Exhibits to the Distributor’s Contract for Federated Prudent Bear Fund (Class A Shares, Class C Shares);	(46)
25	Conformed copy of Exhibits SS, TT, UU, YY, ZZ, AAA, BBB, CCC, DDD, EEE, FFF, GGG and HHH to the Distributor’s Contract;	(47)
26	Conformed copy of Schedule A to the Distributor’s Contract for Class B Shares;	(63)
27	Conformed copy of Exhibit III, JJJ, KKK and LLL to the Distributor’s Contract;	(56)
28	Conformed copy of Exhibit MMM to the Distributor’s Contract for Federated Clover Small Value Plan (Class R Shares)	(59)
29	Conformed copy of Exhibit D, F, HH and III to the Distributor’s Contract for Federated Mid-Cap Growth Strategies Fund	(63)
30	Conformed copy of Exhibit NNN, OOO, PPP and QQQ to the Distributor’s Contract	(67)
31	Copy of Schedule A to Class B Shares Distributor’s Contract	(69)
32	Conformed copy of Exhibit RRR, SSS and TTT to the Distributor’s Contract for Federated Managed Volatility Fund	(73)
33	Conformed copy of Exhibit UUU to the Distributor’s Contract for Federated Kaufmann Small Cap Fund (Institutional Shares)	(78)
34	Conformed copy of Exhibit VVV to the Distributor’s Contract for Federated Clover Small Value Fund (Class R6 Shares) and Exhibit WWW to the Distributor’s Contract for Federated Strategic Value Dividend Fund (Class R6 Shares)	(+)
35	Form of Exhibit XXX to the Distributor’s Contract for Federated InterContinental Fund, Federated International Strategic Value Dividend Fund, and Federated MDT-Mid Cap Growth Strategies Fund (Class R6 Shares) and Exhibit YYY to the Distributor’s Contract for Federated Kaufmann Fund (Institutional Shares)	(+)

(f)	Not applicable

(g)
1	Conformed Copy of the Custodian Agreement of the Registrant;	(6)
2	Conformed copy of Custodian Fee Schedule;	(15)
3	Conformed copy of Amendment to Custodian contract of the Registrant dated February 3, 2006;	(39)
4	Conformed copy of the Fourth Amendment to the Custody Agreement of the Registrant dated October 23, 2009	(54)
5	Conformed copy of the Seventh Amendment to the Custody Agreement of the Registrant dated September 1, 2010	(57)
6	Conformed copy of the Custody Agreement, up to and including Tenth Amendment with attachments, between The Bank of New York Mellon and Funds dated March 1, 2011.	(59)
7	Conformed copy of the Custodian Contract, up to and including Fifth Amendment with attachments, between State Street Bank and Funds dated March 1, 2011.	(59)
8	Copy of Exhibit 1 to the Custodian Contract dated December 1, 1993 Revised as of September 20, 2013	(67)
9	Copy of Exhibit 1 to the Custodian Contract dated December 1, 1993, revised as of September 19, 2014;	(74)
10	Conformed copy of the Custody Agreement, up to and including the Fourteenth Amendment with attachments, between The Bank of New York Mellon and Funds dated April 28, 2014;	(74)

(h)
1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement;	(17)
2	Conformed copy of Amendment to Agreement for Fund Accounting Services, Administrative Services, Shareholder Transfer Agency Services and Custody Services Procurement;	(23)
3	Conformed copy of Principal Shareholder Service’s Agreement (Class B Shares);	(16)
4	Conformed copy of Exhibit 1 to the Principal Shareholder Service’s Agreement (Class B Shares);	(23)
5	Conformed copy of Shareholder Services Agreement (Class B Shares);	(16)
6	Conformed copy of Exhibit 1 to the Shareholder Services Agreement (Class B Shares);	(23)
7	The Registrant hereby incorporates by reference the conformed copy of the Shareholder Services Sub-Contract between Fidelity and Federated Shareholder Services from Item 24(b)(9)(iii) of the Federated GNMA Trust Registration Statement on Form N-1A, filed with the Commission on March 25, 1996 (File Nos. 2-75670 and 811-3375).
8	Copy of the Schedule 1 of the Second Amended and Restated Services Agreement, dated January 18, 2013.	(63)
9	The responses described in Item 23(e)(xiv) are hereby incorporated by reference.
10	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
11	The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387;
12	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
13	The Registrant herby incorporates by reference the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund, Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
14	The Registrant hereby incorporates by reference the conformed copy of Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06 and State Street Bank and Trust Company from Item 23(h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
15	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, form Item 23 (h)(ii) of the Cash Trust Series, Inc. Registrant Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843)
16	The Registrant hereby incorporates the Copy of Schedule 1, revised 9/1/05, to the Second Amended and Restated Services Agreement, from Item h(ix) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193)
17	Cop of Exhibit A, revised 1/18/2013, to the Financial Administration and Accounting Services Agreement.	(63)
18	The Registrant hereby incorporates the Copy of Schedule 1, revised 6/1/05, to the Transfer Agency and Services Agreement between the Federated Funds and State Street Bank and Trust Company from , from Item h(xi) of the Federated Institutional Trust Registration Statement on Form N-1A, filed with the Commission on September 28, 2005. (File Nos. 33-54445 and 811-7193)
19	The Registrant hereby incorporates the conformed copy of the Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company form Item 23(h)(ix) of the Federated Stock Trust Registration statement on Form N-1A, filed with the Commission on December 29, 2005. (File Nos. 33-60411 and 811-07309).
20	The Registrant hereby incorporates the conformed copy of Schedule A to the Transfer Agency and the Service Agreement;	(47)
21	Conformed copy of Amendment to Exhibit A and Amendment to Exhibit B of the Fund Accounting Agreement with The Bank of New York Mellon;	(47)
22	Conformed copy of Schedule A to the Transfer Agency Agreement;	(48)
23	Conformed copy of Exhibit A to the Financial Administration and Accounting Service Agreement;	(48)
24	Conformed copy of Exhibit 1 to the Administrative Services Agreement;	(48)
25	Conformed copy of Schedule 1 to the Second Amended and Restated Services Agreement;	(48)
26	Conformed copy of Schedule A of the Shareholder Services Agreement for Class B Shares;	(48)
27	Copy of Schedule A of the Principal Shareholder Services Agreement for Class B Shares, revised January 18, 2013;	(63)
28	Conformed copy of Exhibit 1 to the Administrative Services Agreement;	(53)
29	Conformed copy of the Third Amendment to the Fund Accounting Agreement of the Registrant dated October 23, 2009	(54)
30	Copy of Exhibit 1 to Agreement for Administrative Services, revised January 18, 2013;	(63)
31	Conformed copy of the Fifth Amendment to the Fund Accounting Agreement of the Registrant dated September 1, 2010	(57)
32	Conformed copy of new Fund Accounting Agreement of the Registrant with The Bank of New York Mellon, up to and including the First Amendment, dated March 1, 2011 and March 25, 2011, respectively.	(59)
33	Conformed copy of the new Financial Administration Accounting Services Agreement of the Registrant with State Street Bank and Trust, up to and including the First Amendment dated March 1, 2011 and March 25, 2011, respectively.	(59)
34	Conformed copy of the Transfer Agency and Service Agreement between the Funds and State Street Bank and Trust Company, up to and including the First Amendment dated July 1, 2004 and January 1, 2008, respectively.	(59)
35	Conformed copy of the Tax Services Agreement dated between the Bank of New York Mellon and Federated Administrative Services dated September 27, 2011	(59)
36	Conformed copy of the Services Agreement between Federated Equity Management Company of Pennsylvania and Federated Advisory Services Company dated January 1, 1994 and including Schedule 1 revised as of 8/31/2011	(59)
37	Conformed copy of the Services Agreement between Federated Global Investment Management Corp. and Federated Advisory Services Company dated January 1, 2004 and including Schedule 1 revised as of 8/31/2011	(59)
38	Conformed copy of the Shareholder Services Agreement between Federated Securities Corp. and Funds listed on Schedule A revised as of 2/21/2011	(59)
39	Conformed copy of Compliance Support Service Addendum to the Fund Accounting Agreement dated	(61)
40	Copy of Exhibit 1 to Custodian Contract Between Federated Investment Companies, State Street Bank And Trust Company, and Federated Services Company, dated December 1, 1993 (revised January 18, 2013)	(63)
41	Copy of Schedule A to Shareholder Services Agreement, revised January 18, 2013;	(63)
42	Conformed copy of Amended and Restated Agreement for Administrative Services dated September 1, 2012	(64)
43	Copy of Exhibit 1 to the Agreement for Administrative Services revised September 20, 2013	(67)
44	Copy of Schedule 1 to the Second Amended and Restated Services Agreement revised September 20, 2013	(67)
45	Copy of Schedule A to the Financial Administration Accounting and Services Agreement updated September 20, 2013	(67)
46	Conformed copy of Schedule A to the Transfer Agency and Service Agreement revised September 1, 2013	(68)
47	Copy of Schedule A to the Shareholder Services Agreement for Class B Shares, revised April 22, 2013	(69)
48	Copy of Schedule A to the Principal Shareholder Servicer’s Agreement for Class B Shares, revised April 22, 2013	(69)
49	Copy of Exhibit 1 to Agreement for Administrative Services dated September 19, 2014;	(74)
50	Copy of Schedule 1 to the Second Amended and Restated Services Agreement, revised September 1, 2014;	(74)

(i)	Conformed copy of the Opinion and Consent of Counsel regarding legality of shares being registered;	(6)

(j)
1	Conformed copy of Consent of Independent Registered Public Accounting Firm (Deloitte & Touche LLP);	(41)
2	Conformed copy of Independent Registered Accounting Firm (Tait Weller& Baker)	(42)
3	Conformed copy of Consent of Independent registered Public Accounting Firm (PricewaterhouseCoopers LLP)	(45)
4	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to(Ernst & Young LLP)	(62)
5	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FICF (KPMG LLP)	(63)
6	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FISVF and FGLEF (KPMG LLP)	(63)
7	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FMMGSF (KPMG LLP)	(64)
8	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FICF (KPMG LLP)	(66)
9	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FCSVF, FCVF and FPBF (KPMG LLP)	(67)
10	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FKAUF, FKLCF, FKSCF and FSVF (Ernst & Young LLP)	(75)
11	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FARF and FMMGSF (KPMG LLP)	(75)
12	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FISVF, FICF and FGLEF (KPMG LLP)	(76)
13	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FGLEF (KPMG LLP)	(71)
14	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FEMEF (KPMG LLP)	(72)
15	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FCSVF and FCVF (KPMG LLP);	(74)
16	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FMRF (KPMG LLP)	(77)
17	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FCSVF, FCVF and FPBF (KPMG LLP)	(79)
18	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FKAUF, FKLCF, FKSCF and FSVF (KPMG LLP)	(80)
19	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FMMGSF, FARF and FMRF (KPMG LLP)	(80)
20	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FKLCF (KPMG LLP)	(81)
21	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FEMEF, FISVF and FMVF (KPMG LLP)	(82)
22	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FICF (KPMG LLP)	(82)
23	Conformed copy of Consent of Independent Registered Public Accounting Firm with respect to FCSVF (KPMG LLP)	(83)
24	Conformed copy of Consent of Independent Registered Public Accounting Firm, with respect to FSVF (KPMG LLP)	(84)

(k)	Not Applicable

(l)	Conformed copy of Initial Capital Understanding;	(2)

(m)
1	Conformed Copy of Distribution Plan of the Registrant, including Exhibits A, B and C;	(31)
2	The responses described in Item 23(e)(xiv) are hereby incorporated by reference
3	Conformed copy of Amendment to the Distribution Plan (Class B Shares);	(23)
4	Conformed copy of Exhibit D to the Distribution Plan of the Registrant;	(33)
5	Conformed copy of Exhibit E to the Distribution Plan of the Registrant;	(35)
6	Conformed copy of Exhibits H and I to the Distribution Plan of the Registrant;	(39)
7	Conformed copy of Amendment 1 to Exhibit E and J; Exhibit K, L, M, N, O and P to the Distribution Plan of the Registrant;	(43)
8	Conformed copy of Exhibits to the Distribution Plan of the Registrant;	(45)
9	Conformed copy of Exhibits Q, U, V, W, X, Y, Z and AA to the Distribution Plan of the Registrant;	(47)
10	Copy of Schedule A to the Distribution Plan for Class B Shares;	(63)
11	Conformed copy of Exhibits BB, CC and DD to the Distribution Plan of the Registrant	(59)
12	Conformed copy of Exhibits B and I to the Distribution Plan of the Registrant	(63)
13	Conformed copy of Exhibit EE to the Distribution Plan of the Registrant	(67)
14	Copy of Schedule A to the Distribution Plan for Class B Shares	(69)
15	Conformed copy of Exhibits FF and GG to the Distribution Plan of the Registrant	(73)

(n)
1	The Registrant hereby incorporates the Copy of the Multiple Class Plan and attached Exhibits for all classes from Item (n) of the Federated Short-Term Municipal Trust Registration Statement on Form N-1A, filed with the Commission on August 28, 2006 (File Nos. 2-72277 and 811-3181);
2	Conformed copy of Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares Exhibits to Multiple Class Plan;	(47)
3	Conformed copy of Institutional Shares Exhibit to the Multiple Class Plan;	(48)
4	Conformed copy of Institutional Shares and Institutional Service Shares Exhibits to the Multiple Class Plan;	(49)
5	Copy of Class A Shares, Class B Shares, Class C Shares, Class K Shares and Institutional Shares Exhibits to the Multiple Class Plan;	(56)
6	Copy of Class R Shares and Institutional Shares Exhibits to Multiple Class Plan;	(58)
7	Conformed Copy of the Multiple Class Plan including Class A Share, Class C Share, Class R Share and Institutional Share Exhibits	(59)
8	Copy of Class B Shares Exhibit to Multiple Class Plan	(60)
9	Conformed Copy of the Multiple Class Plan including Class A Shares, Class B Shares, Class C Shares, Class F Shares and Institutional Shares	(63)
10	Copy of Class R6 Shares Exhibit to the Multiple Class Plan	(66)
11	Copy of Class R Shares Exhibit to the Multiple Class Plan	(67)
12	Copy of the Class A Shares and Institutional Shares Exhibits to the Multiple Class Plan	(68)
13	Copy of the Class B Shares Exhibit to the Multiple Class Plan	(69)
14	Copy of the Class C Shares Exhibit to the Multiple Class Plan	(69)
15	Copy of Class R6 Shares Exhibit to the Multiple Class Plan	(70)
16	Copy of the Class A Shares Exhibit to the Multiple Class Plan;	(74)
17	Copy of the Class C Shares Exhibit to the Multiple Class Plan;	(74)
18	Copy of the Institutional Shares Exhibit to the Multiple Class Plan;	(74)
19	Copy of the Class A Shares Exhibit to the Multiple Class Plan	(78)
20	Copy of the Class B Shares Exhibit to the Multiple Class Plan	(78)
21	Copy of the Class C Shares Exhibit to the Multiple Class Plan	(78)
22	Copy of the Institutional Shares Exhibit to the Multiple Class plan	(78)
23	Copy of Class A Shares, Class B Shares, Class C Shares, Class F Shares, Class R Shares and Institutional Shares Exhibits to the Multiple Class Plan;	(80)
24	Copy of Institutional-Wealth Shares Exhibit to the Multiple Class Plan;	(82)
25	Copy of Institutional-Wealth Shares and R6 Shares Exhibits to the Multiple Class Plan;	(84)
26	Copy of Institutional-Wealth Shares Exhibit to the Multiple Class Plan;	(+)

(o)
1	Conformed copy of Power of Attorney of the Registrant;	(19)
2	Conformed copy of Power of Attorney of Trustee of the Registrant;	(19)
3	Conformed copy of Limited Power of Attorney;	(27)
4	Conformed copy of Power of Attorney of Trustee of the Registrant;	(39)
5	Conformed copy of Power of Attorney of Trustee of the Registrant;	(39)
6	Conformed copy of Power of Attorney of the Registrant;	(39)
7	Conformed copy of Power of Attorney of Trustee of the Registrant;	(41)
8	Conformed copy of Power of Attorney of Trustee of the Registrant;	(44)
9	Conformed copy of Power of Attorney of Trustee of the Registrant for Maureen Lally-Green;	(49)
10	Conformed copy of Power of Attorney of Treasurer Lori A. Hensler	(65)
11	Conformed copy of Power of Attorney of Trustee of the Registrant for John T. Collins;	(67)
12	Conformed copy of Power of Attorney of Trustee of the Registrant for P. Jerome Richey;	(67)
13	Conformed copy of Power of Attorney of Trustee of the Registrant for G. Thomas Hough	(78)
14	Conformed copy of Power of Attorney of Trustee of the Registrant for John B. Fisher	(85)

(p)
1	The Registrant hereby incorporates the conformed copy of the Code of Ethics for Access Persons from Item 23(p) of the Federated Money Market Obligations Trust Registration Statement on Form N-1A filed with the Commission on February 26, 2004. (File Nos. 33-31602 and 811-5950);
2	The Registrant hereby incorporates the conformed copy of the Federated Investors, Inc. Code of Ethics for Access Persons, effective 1/1/2005, from Item 23(p) of the Money Market Obligations Trust Registration Statement on Form N-1A, filed with the Commission on February 25, 2005. (File Nos. 33-31602 and 811-5950).
3	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 10/01/2008	(48)
4	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 9/01/2010	(55)
5	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 12/6/2010	(59)
6	Conformed Copy of the Federated Investors, Inc. Code of Ethics for Access Persons Effective 9/30/12	(64)

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 1933 Act No. 2-91090 AND 1940 Act No. 811-4017)
1	Pre-Effective Amendment No. 1 filed July 9, 1984.
2	PEA No. 1 filed February 28, 1985
5	PEA No. 21 filed June 30, 1995
6	PEA No. 20 filed December 29, 1994
7	PEA No. 21 filed June 30, 1995
8	PEA No. 22 filed July 17, 1995
9	PEA No. 25 filed August 31, 1995
10	PEA No. 26 filed September 12, 1995
12	PEA No. 32 filed September 3, 1996
15	PEA No. 31 filed October 30, 1997
16	PEA No. 35 filed December 30, 1997
17	PEA No. 40 filed October 9, 1998
18	PEA No. 41 filed November 2, 1998
19	PEA No. 44 filed December 28, 1999
21	PEA No. 50 filed December 29, 2000
22	PEA No. 52 filed March 20, 2001
23	PEA No. 51 filed December 27, 2001
24	PEA No. 57 filed December 26, 2002
25	PEA No. 59 filed February 7, 2003
27	PEA No. 61 filed March 31, 2003
28	PEA No. 55 filed September 22, 2003
29	PEA No. 62 filed October 30, 2003
31	PEA No. 66 filed October 15, 2004
32	PEA No. 67 filed December 30, 2004
33	PEA No. 68 filed January 7, 2005
34	PEA No. 69 filed June 22, 2005
35	PEA No. 70 filed September 2, 2005
36	PEA No. 73 filed October 14, 2005
37	PEA No. 74 filed November 14, 2005
38	PEA No. 76 filed December 29, 2005
39	PEA No. 77 filed October 17, 2006
40	PEA No. 78 filed December 11, 2006
41	PEA No. 79 filed December 29, 2006
42	PEA No. 83 filed June 25, 2007
43	PEA No. 88 filed December 28, 2007
44	PE No. 92 filed April 10, 2008
45	PEA No. 93 filed July 15, 2008
46	PEA No. 96 filed September 11, 2008
47	PEA No. 97 filed December 30, 2008
48	PEA No. 101 filed February 27, 2009
49	PEA No. 102 filed September 30, 2009
50	PEA No. 103 filed November 13, 2009
51	PEA No. 105 filed November 30, 2009
52	PEA No. 107 filed December 30, 2009
53	PEA No. 109 filed January 28, 2010
54	PEA No. 110 filed May 6, 2010
55	PEA No. 111 filed September 16, 2010
56	PEA No. 112 filed November 29, 2010
57	PEA No. 115 filed December 29, 2010
58	PEA No. 116 filed on January 31, 2011
59	PEA No. 119 filed on November 29, 2011
60	PEA No. 121 filed on December 28, 2011
61	PEA No. 125 filed on November 28, 2012
62	PEA No. 127 filed on December 21, 2012
63	PEA No. 130 filed on January 28, 2013
64	PEA No. 133 filed on February 26, 2013
65	PEA No. 135 filed on June 4, 2013
66	PEA No. 136 filed on August 2, 2013
67	PEA No. 139 filed on November 27, 2013
68	PEA No. 141 filed on December 16, 2013
69	PEA No. 144 filed on December 30, 2013
70	PEA No. 146 filed on January 28, 2014
71	PEA No. 148 filed on February 25, 2014
72	PEA No. 150 filed on May 23, 2014
73	PEA No. 152 filed on September 17, 2014
74	PEA No. 153 filed on November 26, 2014
75	PEA No. 158 filed on December 30, 2014
76	PEA No. 160 filed on January 28, 2015
77	PEA No. 162 filed on February 26, 2015
78	PEA No. 164 filed on October 20, 2015
79	PEA No. 165 filed on November 25, 2015
80	PEA No. 167 filed on December 29, 2015
81	PEA No. 168 filed on January 11, 2016
82	PEA No. 170 filed on January 27, 2016
83	PEA No. 174 filed on March 28, 2016
84	PEA No. 175 filed on April 13, 2016
85	PEA No. 177 filed on June 23, 2016

Item 29 Persons Controlled by or Under Common Control with the Fund:
None

Item 30 Indemnification
The Registrant hereby incorporates by reference Pre-Effective Amendment No. 1 filed July 9, 1984.
Item 31 Business and Other Connections of Investment Adviser (Federated MDTA LLC):
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, and John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779. The business address of Gordon Ceresino is 125 High Street, Oliver Tower, 21st Floor, Boston, MA 02110. The business address of the remaining Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. These remaining officers are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
Vice Chairman:	Gordon Ceresino
President/ Chief Executive Officer:	John B. Fisher
Senior Vice President:	Edward Foss Anne Kruczek Daniel Mahr
Vice Presidents:	John C. Duane Brian M. Greenberg Frederick L. Konopka John P. Lewicke Keith Michaud John F. Sherman Sarah A. Stahl Shuo Damien Zhang
Assistant Vice Presidents:	Thomas. T. Beals Michael G. Bertani Tony Ng Kelly Patel
Secretary:	George F. Magera
Assistant Secretary:	Edward C. Bartley
Treasurer:	Richard A. Novak
Assistant Treasurer:	Jeremy D. Boughton
Chief Compliance Officer:	Stephen Van Meter

Item 31 Business and Other Connections of Investment Adviser (Federated Equity Management Company of Pennsylvania):
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice President	Stephen F. Auth
Senior Vice Presidents:	Michael Dieschbourg Linda A. Duessel Anne H. Kruczek Dana L. Meissner John L. Nichol Daniel Peris
Vice Presidents:	Deborah D. Bickerstaff Linda Bakhshian P. Ryan Bend G. Andrew Bonnewell Jared Hoff Chad Hudson Ian Miller Lila Murphy
Assistant Vice Presidents:	Damian McIntyre Keith Michaud
Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 31 Business and Other Connections of Investment Adviser (Federated Global Investment Management Corp.):
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and Two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.) and John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779. The business addresses of the Officers of the Investment Adviser are: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779; 101 Park Avenue, 41st Floor, New York, NY 10178 and 400 Meridian Centre, Suite 200, Rochester, NY 14618. Some of these individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice President:	Stephen F. Auth
Senior Vice Presidents:	Timothy Goodger James Gordon Stephen K. Gutch Audrey Kaplan Anne M. Kruczek Philip J. Orlando Leonardo A. Vila Hans Utsch Richard A Winkowski, Jr.
Vice Presidents:

Thomas J. Banks

Mark S. Bauknight

Thomas M. Brakel

G. Andrew Bonnewell

Daniel Burnside

Darius Czoch

Stephen DeNichilo

John S. Ettinger

Steven Friedman

Marc Halperin

Martin A. Jarzebowski

Matthew P. Kaufler

Barbara E. Miller

Randy O’Toole

Geoffrey Pazzanese

William Pribanic

Paul W. Spindler

Vivian Wohl

Assistant Vice Presidents:	Steven A. Chiavarone Charles Curran Mary Anne DeJohn Keith Michaud Anastacio U. Teodoro
Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter

Item 31 Business and Other Connections of Investment Adviser (Federated Investment Management Co.):
For a description of the other business of the Investment Adviser, see the section entitled “Who Manages the Fund?” in Part A. The affiliations with the Registrant of one of the Trustees and two of the Officers of the Investment Adviser are included in Part B of this Registration Statement under "Who Manages and Provides Services to the Fund?" The remaining Trustees of the Investment Adviser and, in parentheses, their principal occupations are: Thomas R. Donahue, (Chief Financial Officer, Federated Investors, Inc.), 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779, John B. Fisher, (Vice Chairman, Federated Investors, Inc.) 1001 Liberty Avenue, Pittsburgh, PA, 15222-3779 and Mark D. Olson a principal of the firm, Mark D. Olson & Company, L.L.C. and Partner, Morris James LLP, 500 Delaware Avenue, Suite 1500, Wilmington, DE 19801-1494. The business address of each of the Officers of the Investment Adviser is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. These individuals are also officers of a majority of the Investment Advisers to the investment companies in the Federated Fund Complex described in Part B of this Registration Statement.
The Officers of the Investment Adviser are:
Chairman:	J. Christopher Donahue
President/ Chief Executive Officer:	John B. Fisher
Executive Vice Presidents:	Deborah A. Cunningham Robert J. Ostrowski
Senior Vice Presidents:

Todd Abraham

J. Scott Albrecht

Randall S. Bauer

Jonathan C. Conley

Mark E. Durbiano

Donald T. Ellenberger

Eamonn G. Folan

Richard J. Gallo

John T. Gentry

Susan R. Hill

William R. Jamison

Jeffrey A. Kozemchak

Anne H. Kruczek

Marian R. Marinack

Mary Jo Ochson

Jeffrey A. Petro

Ihab Salib

Michael W. Sirianni, Jr.

Steven J. Wagner

Paige Wilhelm

Vice Presidents:

G. Andrew Bonnewell

Hanan Callas

Jerome Conner

Lee R. Cunningham, II

B. Anthony Delserone, Jr.

Joseph A. Delvecchio

Jason DeVito

Bryan Dingle

William Ehling

Ann Ferentino

Timothy P. Gannon

Kathryn P. Glass

James L. Grant

Patricia L. Heagy

Nathan H. Kehm

John C. Kerber

J. Andrew Kirschler

Allen J. Knizner

Tracey Lusk

Karen Manna

Christopher McGinley

Keith E. Michaud

Karl Mocharko

Joseph A. Mycka

Joseph M. Natoli

Gene Neavin

Bob Nolte

Liam O’Connell

Mary Kay Pavuk

John Polinski

Rae Ann Rice

Brian Ruffner

Thomas C. Scherr

John Sidawi

Kyle Stewart

Mary Ellen Tesla

Timothy G. Trebilcock

Nicholas S. Tripodes

Anthony A. Venturino

Mark Weiss

George B. Wright

Christopher Wu

Assistant Vice Presidents:

John Badeer

Patrick Benacci

Christopher Bodamer

David B. Catalane

Nicholas Cecchini

Leslie Ciferno

Gregory V. Czamara

Daniel J. Mastalski

Robert J. Matthews

Nick Navari

John W. Scullion

Steven J. Slanika

Patrick J. Strollo III

James D. Thompson

Secretary:	G. Andrew Bonnewell
Assistant Secretaries:	Edward C. Bartley George F. Magera
Treasurer:	Thomas R. Donahue
Assistant Treasurers:	Jeremy D. Boughton Richard A. Novak
Chief Compliance Officer:	Stephen Van Meter
Item 32 Principal Underwriters:
(a) Federated Securities Corp., the Distributor for shares of the Registrant, acts as principal underwriter for the following open-end investment companies, including the Registrant:
Federated Adjustable Rate Securities Fund
Federated Core Trust
Federated Core Trust II, L.P.
Federated Core Trust III
Federated Equity Funds
Federated Equity Income Fund, Inc.
Federated Fixed Income Securities, Inc.
Federated Global Allocation Fund
Federated Government Income Securities, Inc.
Federated Government Income Trust
Federated High Income Bond Fund, Inc.
Federated High Yield Trust
Federated Income Securities Trust
Federated Index Trust
Federated Institutional Trust
Federated Insurance Series
Federated International Series, Inc.
Federated Investment Series Funds, Inc.
Federated Managed Pool Series
Federated MDT Series
Federated MDT Stock Trust
Federated Municipal Securities Fund, Inc.
Federated Municipal Securities Income Trust
Federated Premier Intermediate Municipal Income Fund
Federated Premier Municipal Income Fund
Federated Short-Intermediate Duration Municipal Trust
Federated Total Return Government Bond Fund
Federated Total Return Series, Inc.
Federated U.S. Government Securities Fund: 1-3 Years
Federated U.S. Government Securities Fund: 2-5 Years
Federated World Investment Series, Inc.
Intermediate Municipal Trust
Edward Jones Money Market Fund
Money Market Obligations Trust

(b)
(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Chairman:	Richard B. Fisher
Executive Vice President, Assistant Secretary and Director:	Thomas R. Donahue
President and Director:	Paul Uhlman
Vice President and Director:	Peter J. Germain
Director:	Frank C. Senchak

(1) Positions and Offices with Distributor	(2) Name	(3) Positions and Offices With Registrant
Executive Vice Presidents:	Michael Bappert Peter W. Eisenbrandt Solon A. Person, IV Colin B. Starks
Senior Vice Presidents:

Irving Anderson

Jack Bohnet

Bryan Burke

Scott J. Charlton

Steven R. Cohen

Charles L. Davis

Michael T. diMarsico

Jack C. Ebenreiter

Theodore Fadool, Jr.

James Getz

Dayna C. Haferkamp

Vincent L. Harper, Jr.

Bruce E. Hastings

James M. Heaton

Donald Jacobson

Harry J. Kennedy

Michael Koenig

Edwin C. Koontz

Anne H. Kruczek

Jane E. Lambesis

Michael Liss

Diane Marzula

Amy Michaliszyn

Richard C. Mihm

Vincent T. Morrow

Alec H. Neilly

Becky Nelson

Keith Nixon

Stephen Otto

Brian S. Ronayne

Tom Schinabeck

John Staley

Robert F. Tousignant

Jerome R. Tuskan

William C. Tustin

Michael Wolff

Erik Zettlemayer

Paul Zuber

Vice Presidents:

Catherine M. Applegate

Robert W. Bauman

Marc Benacci

Christopher D. Berg

Dan Berry

Bill Boarts

Matthew A. Boyle

Edward R. Bozek

Edwin J. Brooks, III

Thomas R. Brown

Mark Carroll

Dan Casey

James Conely

Stephen J. Costlow

Mary Ellen Coyne

Kevin J. Crenny

Stephen P. Cronin

David G. Dankmyer

Donald Edwards

Stephen Francis

Timothy Franklin

David D. Gregoire

Scott Gundersen

Michael L. Guzzi

Raymond J. Hanley

Louis R. Hery, Jr.

Scott A. Holick

Robert Hurbanek

Jeffrey S. Jones

Todd Jones

Scott D. Kavanagh

Patrick Kelly

Nicholas R. Kemerer

Shawn E. Knudson

Crystal C. Kwok

Jerry L. Landrum

Hans W. Lange, Jr.

Joseph R. Lantz

David M. Larrick

John P. Lieker

Jonathan Lipinski

Paul J. Magan

Margaret M. Magrish

Meghan McAndrew

Martin J. McCaffrey

Brian McInis

Kyle Morgan

John C. Mosko

Doris T. Muller

Ted Noethling

John A. O’Neill

James E. Ostrowski

Mark Patsy

Rich Paulson

Stephen Pedicini

Marcus Persichetti

Chris Prado

Sean Quirk

Josh Rasmussen

Richard A. Recker

Diane M. Robinson

Timothy A. Rosewicz

Matt Ryan

Eduardo G. Sanchez

Peter Siconolfi

Biran J. Sliney

Justin Slomkowski

Bradley Smith

Edward L. Smith

John R. Stanley

Mark Strubel

Jonathan Sullivan

Christie Teachman

Cynthia M. Tomczak

Michael Vahl

David Wasik

G. Walter Whalen

Lewis Williams

Theodore Williams

Brian R. Willer

Littell L. Wilson

James J. Wojciak

Edward J. Wojnarowski

Daniel Wroble

Assistant Vice Presidents:

Debbie Adams-Marshall

Kenneth C. Baber

Raisa E. Barkaloff

Chris Jackson

Jaimie A. Kosanovich

Stephen R. Massey

Carol McEvoy McCool

John K. Murray

Melissa R. Ryan

Carol Anne Sheppard

Laura Vickerman

James Wagner

Secretary:	Kary A. Moore
Assistant Secretaries:	Edward C. Bartley
Thomas R. Donahue
George F. Magera
Treasurer:	Richard A. Novak
Assistant Treasurer:	Jeremy D. Boughton
Chief Compliance Officer:	Stephen Van Meter

(c)	Not Applicable

Item 33 Location of Accounts and Records:
All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 through 31a-3 promulgated thereunder and those records required to be maintained by the Adviser with respect to the Registrant in accordance with CFTC regulations are maintained at one of the following locations:

Registrant	Federated Investors Funds 4000 Ericsson Drive Warrendale, PA 15086-7561 (Notices should be sent to the Agent for Service at the address listed on the facing page of this filing.)
Federated Administrative Services (“Administrator”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Equity Management Company of Pennsylvania [1] (“FEMCOPA”)(“Adviser”)(“Sub-Adviser”) (“Co-Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
Federated Global Investment Management Corp.[2] (“FGIMC”) (“Adviser”) (“Sub-Adviser”) (“Co-Adviser”)	101 Park Avenue 41st Floor New York, NY 10178
Federated MDTA LLC (Adviser to Federated MDT Mid Cap Growth Strategies Fund)	125 High street Oliver Tower 21st Floor Boston, MA 02110
Federated Investment Management Company [3] (“FIMCO”) (“Sub-Adviser”) (“Co-Adviser”)	Federated Investors Tower 1001 Liberty Avenue Pittsburgh, PA 15222-3779
State Street Bank and Trust Company (“Transfer Agent, Dividend Disbursing Agent” and “Custodian”)	P.O. Box 8600 Boston, MA 02266-8600
The Bank of New York Mellon (Custodian to Federated Absolute Return Fund)	One Wall Street New York, NY 10286

1 FEMCOPA serves as Adviser to: Federated International Strategic Value Dividend Fund, Federated Kaufmann Fund, Federated Kaufmann Large Cap Fund, Federated Kaufmann Small Cap Fund, Federated Absolute Return Fund, Federated Prudent Bear Fund and Federated Strategic Value Dividend Fund. FEMCOPA serves as the Co-Adviser to Federated Managed Risk Fund and Federated Managed Volatility Fund.

2 FGIMC serves as Adviser to: Federated Clover Small Value Fund, Federated Clover Value Fund, Federated Emerging Markets Equity Fund and Federated InterContinental Fund. FGIMC serves as Sub-Adviser to: Federated Kaufmann Fund, Federated Kaufmann Large Cap Fund and Federated Kaufmann Small Cap Fund. FGIMC serves as the Co-Adviser to Federated Managed Risk Fund and Federated Managed Volatility Fund.

3 FIMCO serves as the Sub-Adviser to Federated Absolute Return Fund. FIMCO serves as the Co-Adviser to Federated Managed Risk Fund and Federated Managed Volatility Fund.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, FEDERATED EQUITY FUNDS, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 20th day of October, 2016.

FEDERATED EQUITY FUNDS
BY:/s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY:/s/ George F. Magera George F. Magera Assistant Secretary	Attorney In Fact For the Persons Listed Below	October 20, 2016
J. Christopher Donahue*	President and Trustee (Principal Executive Officer)
John B. Fisher*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Peter E. Madden*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney